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                                                                   Exhibit 10.21


   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                          MASTER DISTRIBUTION AGREEMENT

This Master Distribution Agreement is made by and between Aspect Medical Systems Inc., 141 Needham Street, Newton MA 02464, USA, fax +1 617 559 7400 ("Aspect") and Datex-Ohmeda Division, Instrumentarium Corp., Kuortaneenkatu 2, FIN 00510 Helsinki, Finland, fax +358 10 394 3327 ("D-O").

                                   BACKGROUND

WHEREAS, D-O offers a range of medical device products and systems for use in anesthesia and intensive care and has considerable commercial and technological experience and appropriate organization, facilities and ability for marketing, sale and distribution of medical device products and systems. D-O desires to offer additional products to its customers and thus seeks to establish a distribution relationship with Aspect [**] covering certain Aspect products;

WHEREAS, Aspect offers medical device products in the field of the measurement of the effect of anesthetics on the brain with Aspect BIS technology. Aspect desires to gain through D-O new sales opportunities for its products and enhance its distribution channel and thus seeks to establish a distribution relationship [**] with D-O and its Affiliates and distributors;

WHEREAS, Aspect and D-O intend to [**] certain Aspect products through a series of regional agreements between Aspect and D-O's Affiliates and between Aspect and D-O's distributors;

WHEREAS, this Agreement and the regional agreements to be entered between Aspect and D-O's Affiliates and between Aspect and D-O's distributors set forth the terms of the Alliance between Aspect and D-O and their respective Affiliates and/or distributors relating to the subject matter hereof and are consequently interrelated;

WHEREAS, the Parties believe that certain matters arising under the foregoing agreements are best handled through this Agreement; and

NOW, THEREFORE, the Parties agree as follows:


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                                    AGREEMENT

1. DEFINITIONS
As used in this Agreement, the following terms shall have the following meanings:

"AFFILIATE" means any firm, corporation or other legal entity that Controls, is Controlled by or is under common Control with either Aspect or D-O (as the case may be).

"ALLIANCE" means the relationship between Aspect and D-O and their respective Affiliates and distributors, which is comprised of this Agreement and the Distribution Agreements.

"ALLIANCE MANAGERS" is defined in Section 4.2 hereof.

"ASPECT PRODUCTS" means the Aspect products more closely specified in Appendix 4 hereto. Such products include the upgrades, modifications, improvements and substitutes to the products, supplies, accessories, parts and related goods.

"BIS SENSOR" means a single use disposable sensor manufactured by Aspect for use with the A-2000 or with the Aspect BIS Module Kit and that is required to generate Aspect's Bispectral Index.

"BUSINESS DAY" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized to be closed in the cities of Newton MA, USA and/or Helsinki, Finland.

"CONTROL" OR "CONTROLLING" means the beneficial ownership, directly or indirectly, of fifty (50) percent or more of the voting securities of a legal entity.

"DISTRIBUTION AGREEMENTS" means those agreements between D-O (and/or its Affiliates or distributors) and Aspect (and/or its Affiliates) that relate to the distribution of the Aspect Products and are made on substantially similar terms and conditions (no less favorable to the distributor whether it is D-O or its Affiliate or distributor) as set forth [**] and as set forth [**] "[**]" means the [**].

"PARTIES" means for purpose of this Agreement Aspect and D-O.

"STEERING COMMITTEE" is defined in Section 4.1 hereof.

"TRANSITION PERIOD" shall mean either the [**] or the [**] period of transition depending on the agreement in question. The [**] period of transition, which is, unless otherwise specified in this Agreement, applicable prior to the termination of this Agreement or any of the Distribution Agreements with D-O Affiliates and the [**] period of transition, which is, unless otherwise specified in this Agreement, applicable prior to the termination of any of the Distribution Agreements with D-O's distributors, and which commences [**] after a notice of intent to terminate has been delivered pursuant to Sub-Sections
8.2.2 (Termination for Convenience) or 8.2.3 (Termination for Material Breach) hereof that has not been rescinded in accordance with the terms of this Agreement.

2. GENERAL PRINCIPLES
The Parties each agree that certain principles will guide corporate strategy and decision-making in fulfilling the business objectives of the Alliance and the individual initiatives of each of the Parties.

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These guiding principles are: (a) the Alliance will be based on mutual trust and respect; (b) the Alliance will require flexibility; (c) the Alliance will support the business strategies of both Parties, including consistency with Aspect and D-O standards of business conduct and strict compliance with all legal requirements; (d) and that the Parties will cooperate to the best of their abilities to provide commercial and clinical support to the end-user customers and will consider success a common goal and achievement.

3. DURATION
This Agreement is effective from the date on which the Parties have signed this Agreement (the "Effective Date"). Unless earlier terminated pursuant to other terms hereof, this Agreement shall remain in effect for a period ending on the termination or expiration of all of the Distribution Agreements.

4. MANAGEMENT
4.1 STEERING COMMITTEE.
4.1.1 Members. Upon the Effective Date, a steering committee shall be formed to consist of two (2) representatives from each of Aspect and D-O (the "Steering Committee"). Each Party shall appoint its respective representatives to the Steering Committee from time to time, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Initial members of the Steering Committee are: Breck Eagle and Helgert van Raamt representing Aspect, Antti Ritvos and Sami Ervio representing D-O.

4.1.2 Meetings. At least two (2) times per calendar year, the Steering Committee shall meet at a mutually agreed upon time and location. Special meetings may be held at any time upon the request of one or more of the members of the Steering Committee. The member(s) requesting a special meeting shall notify the other Steering Committee members at least ten (10) Business Days prior to such meeting and shall confirm receipt of such notification which shall indicate the purpose of the special meeting and the business to be transacted at same. A minimum of three Steering Committee members must agree upon any decision to be made by the Steering Committee hereunder, including appointing chairperson from among the members to preside at the Steering Committee meetings. Any Steering Committee member may attend any Steering Committee meeting in person or by telephone. Steering Committee shall maintain a single set of minutes of its meetings approved by its members and copies of the minutes shall be supplied to each member of the Steering Committee as promptly as practicable after such meetings.

4.1.3 Issues. The Steering Committee shall (a) ensure open communication between the Parties; (b) be responsible for the management of the Alliance, including, without limitation, the review and approval of public announcement plans; (c) assess and discuss the progress of negotiating and executing the Distribution Agreements; (d) make decisions on any modifications to the overall Alliance, including, without limitation, modifications to the terms of this Agreement; (e) monitor Parties performance under the Distribution Agreements; (f) oversee the work of the Alliance Managers (as defined below); (g) attempt to resolve any disputes between the Parties in accordance with Section 11.2 hereof; and (h) determine whether a Distributor is entitled to the [**] as specified in Section
5.5.8 hereof.

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4.2 ORGANIZATION OF DAILY MANAGEMENT OF THE ALLIANCE
4.2.1 Alliance Managers. Philip Devlin shall act as Alliance Manager and coordinate daily management of the Alliance on behalf of Aspect, and Chris Clough shall primarily act as Alliance Manager and coordinate daily management of the Alliance on behalf of D-O. Chris Clough shall also act as Alliance Manager and coordinate daily management of the Alliance on behalf of D-O in case the issue relates to D-O's distributors.

Both Aspect and D-O shall have the right to change its Alliance Managers effective upon notice to the other Party of such change. The Alliance Managers shall (i) have overall day-to-day responsibility for the coordination of the Alliance; (ii) monitor the implementation of the distribution arrangements;
(iii) attempt to resolve any disputes between the Parties in accordance with
Section 11.2 hereof; and (iv) shall jointly report every six months in writing to the Steering Committee regarding (a) the implementation of the distribution arrangements; (b) Parties performance under the Distribution Agreements; (c) comments or concerns with respect to any of the Distribution Agreements or the Alliance in general; and (d) disputes submitted to Alliance Managers for resolution.

5. DISTRIBUTION AGREEMENTS
5.1 GENERAL
5.1.1 The intention is that Aspect enters into Distribution Agreements with D-O and/or its Affiliates and distributors and grants D-O and/or its Affiliates and distributors [**]. However, the Parties have agreed that they will also negotiate in good faith about D-O's and/or its Affiliate's or distributors' distribution rights [**] to the extent Aspect elects to grant distribution rights [**].

The Parties understand that the Distribution Agreements are non-exclusive and, it is understood that Aspect shall offer D-O and/or its Affiliates and distributors a Distribution Agreement with terms which will provide them with [**] (i.e. other than the Parties or D-O's Affiliates or D-O's distributors) as more closely specified in Clause 5.5.

5.1.2 It is also understood that Aspect has already entered into distribution arrangements in certain territories around the world. [**], provided that it is understood that Aspect's existing OEM partners will retain distribution rights to Aspect products, and that Aspect may grant new distribution rights to Aspect products [**] as further specified in Section 5.1.3.The schedule [**] is specified in greater detail in attached Appendix 3. Aspect shall offer D-O and/or its Affiliates or distributors distribution rights in those territories [**] immediately after signing this agreement. Aspect shall [**] with third parties with the exception of distribution agreements with its existing OEM partners, or enter into new distribution agreements, with the exception of distribution agreements [**] or with other future [**] who agree to [**] in accordance with Section 5.1.3 of this Agreement, in the territories where D-O and/or its Affiliates or distributors [**]

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5.1.3 In the event that Aspect desires to grant distribution rights for the
Aspect Products [**] as of the date of this Agreement, [**], such [**] Aspect's stand-alone BIS monitor and/or BIS Sensors [**] shall sell Aspect's stand-alone BIS monitor and/or BIS Sensors to [**] Aspect at a price that is [**] the actual average selling price [**] selling such products in the country where [**] desires to sell the products.

5.1.4 The principal purpose of the distribution rights for the BIS Sensors is to market BIS Sensors to end-user customers that have acquired D-O BIS modules or Aspect stand-alone monitors from D-O, its Affiliates or distributors. However, regarding effects in the EU/EEA, nothing in this Agreement and/or the Distribution Agreements (including their Appendices) are meant or shall be deemed to prevent, restrict or distort competition or to restrict parallel imports or otherwise be in conflict with EU legislation .

5.2 NEGOTIATIONS. Each Party agrees to use their reasonable commercial efforts to begin, through their respective Alliance Managers, Distribution Agreement negotiations between Aspect and D-O Affiliates or between Aspect and D-O's distributors in countries where Aspect and D-O agree to offer Aspect products for sale within a reasonable period not to exceed [**] Business Days from the Effective Date).

While Parties agree that the actual negotiations will be between Aspect and applicable local D-O Affiliate representatives or between Aspect and applicable D-O's distributors representatives, the Alliance Managers shall closely monitor the negotiations and upon request provide assistance to the negotiators where needed and attempt to resolve any disputes between the negotiating Parties in accordance with Section 11.2 hereof, provided, however, that Aspect and D-O cannot give any guarantee as to the success of those negotiations. Aspect and D-O each agree that the spirit of mutual co-operation, trust and respect and this Agreement shall be reflected in the negotiations. Aspect shall as soon as possible provide D-O a copy of each executed Distribution Agreement.

5.3 CONTENT. Distribution Agreements with D-O's Affiliates shall be negotiated and made on substantially similar terms and conditions as set forth [**] and distribution Agreements with D-O's distributors shall be negotiated and made on substantially similar terms and conditions as set forth [**]. Differences in the terms and conditions of the said bases and a Distribution Agreement shall be predominantly such that are needed to address local circumstances and business practices and different market requirements. The Parties specifically agree that the terms and conditions, including, without limitation, warranties, indemnities, products and prices of a Distribution Agreement with a D-O Affiliate shall be no less favorable [**] and prices set forth in Appendix 3 hereto and that the terms and conditions, including, without limitation, warranties, indemnities, products and prices of a Distribution Agreement with a D-O distributor shall be no less favorable [**] and prices set forth in Appendix 3 hereto unless otherwise agreed in this Agreement. The parties agree to review the pricing initially following calendar year [**]. In the event that [**] the prices [**] from Aspect, Aspect shall [**] [**] in Section 5.5.4 [**]. At any time after the initial review D-O shall have the right, upon reasonable notice, to engage an independent certified public accountant to examine the books and records of Aspect to determine if D-O and/or its Affiliates or distributors has been granted the prices consistent with Section 5.5.4 for entities purchasing Aspect Products from Aspect and that Aspect has paid correctly [**]. The independent certified public accountant shall only reveal to D-O whether D-O received such specified pricing and if it did not the amount of such overcharge, and the difference in the [**]. In no event shall the independent certified public accountant disclose the specific prices or volumes of sales made by any other

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distributor of Aspect. The parties shall share the cost of the initial audit to be conducted following calendar year 2001, and thereafter any such audit shall be conducted at D-O's expense unless the audit reveals that D-O was not granted the prices specified in Section 5.5.4 for entities purchasing Aspect Products from Aspect, or incorrect [**], in which case Aspect shall reimburse D-O for the costs of such audit and the aggregate overcharge or missing [**].

Aspect agrees in each case to give D-O Affiliates and/or D-O's distributors distribution rights to each of the Aspect Products and sell and supply the Aspect Products on the same prices as is set forth in Appendix 4 hereto unless otherwise agreed in this Agreement. Total sale of the Aspect Products by Aspect to D-O and its Affiliates and distributors under the Alliance will be taken into account in determination of the applicable price level.

[**] provisions [**] with respect to current and future products of D-O and/or its Affiliates and any such provisions shall be null and void and non-binding on D-O, the respective D-O's Affiliate and/or the distributor. In addition, as long as this Agreement is in force D-O shall allow its Affiliates and Distributors to continue to sell Aspect Products after D-O releases its own product that is competitive with the Aspect Product(s).

5.4 [**]. In the event that Aspect desires for business or other reasons to change its business practice [**] to cover distribution of Aspect Products within a certain region and/or country, D-O and/or its Affiliates or its distributors shall have [**] any and all of such regions and/or countries. D-O and/or its Affiliate or distributor, as the case may be, shall be notified by Aspect that it shall within reasonable period not to exceed ninety (90) Business Days respond to Aspect whether it is willing to accept [**] for the Aspect Products within the applicable region and/or country. D-O's, its Affiliates or distributors [**] shall not affect the term of the applicable Distribution Agreement nor constitute grounds for early termination of the applicable Distribution Agreement.

5.5 PRICING
5.5.1 The transfer price for the Aspect BIS Sensor and BIS Monitor will be [**]. When determining prices for D-O Affiliates and/or distributors, [**] will be [**] for purposes of determining the applicable [**]. D-O has provided Aspect with a good faith forecast of its and the D-O Affiliate's and/or distributor's anticipated purchases of Aspect BIS Sensors and BIS Monitors for the first year of this Agreement (which shall be deemed to be the period beginning on the date of this Agreement and ending on December 31, 2001) and will provide updated good faith forecasts for each calendar year thereafter at least thirty (30) days prior to the first day of each calendar year, and the applicable [**] shall be calculated on the basis of such forecasted purchases. For the first year of this Agreement (which shall be deemed to be the period beginning on the date of this Agreement and ending on December 31, 2001), D-O's forecast of its and the [**] anticipated purchases of Aspect BIS Sensors shall entitle [**] to a per unit BIS Sensor price of $[**] (in accordance with Appendix 4 hereto) and shall entitle [**] to a per unit BIS Sensor price of $[**]. In the event that actual cumulative sales of all Aspect Products result in a different [**] or D-O pricing did not achieve the pricing set forth in Clause 5.5.4 with the quantities being sold, the Party that did not benefit from such incorrect [**] with respect to purchases from Aspect by D-O [**] shall be promptly compensated for any overpayment or underpayment. The Steering Committee shall meet promptly after June 30, 2001 to reevaluate the transfer prices being charged by Aspect for the Aspect BIS Sensor and the BIS Monitor for the period through December 31, 2001 and the anticipated transfer prices for subsequent years of this Agreement with a goal of [**] shown in Appendix 4 consistent with Section 5.5.4 of this Agreement.

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5.5.3 Aspect agrees to provide D-O and its Affiliates and distributors with worldwide non-exclusive distribution rights for Aspect's BIS Sensor except in the Excluded Territories. Following introduction of Datex-Ohmeda's BIS Module Aspect agrees [**] shall be [**] currently at [**].

5.5.4 V[**] are designed to provide D-O with a [**]5% [**] standalone BIS monitor and/or BIS sensor. [**] are to be [**] that D-O feels reasonably comfortable that it will achieve [**], and [**]will be [**] because [**].

5.5.5 When determining [**] for [**] D-O's Affiliates and distributors the [**] quantity of the Aspect Products purchased by [**] will be used, exclusive of the quantity purchased by [**] that have[**], but including the existing [**] that are common for D-O and Aspect at the signing of this Agreement, Aspect will use reasonable efforts [**] when negotiating future sensor prices as set forth in Clause 5.5.4 above.

5.5.6 As noted in Section 5.5.1, D-O's distributors will be charged the same unit price for BIS Sensors as D-O Affiliates [**]. During the first year of this Agreement, the BIS Sensor unit price for D-O distributors shall be set initially at $[**]. The $[**]transfer price paid by D-O distributors for BIS Sensors shall be [**] in the [**]. This payment shall be made at the end of each quarter. In the event that the unit price for BIS Sensors for D-O Affiliates changes in the first year of the Agreement or in subsequent years, the unit price of BIS Sensors for D-O distributors will also be adjusted such that the unit price remains $[**].

5.5.7 Actual D-O prices and volume breaks are more closely specified in Appendix 4 hereto. Further, D-O and Aspect will discuss and agree on the qualitative and quantitative criteria that must be met by D-O's Affiliates and distributors in order to maintain the status of [**] (more closely specified in Clause 5.5.8).

5.5.8 [**] shall mean such [**] that (i) has [**], (ii) will be Aspect's [**] in the development of special sales programs, strategies, and market development programs, (iii) will receive [**] through web site inquiries, international exhibitions, congresses, or trade shows for the country where such [**], and
(iv) will follow up on those leads. It is expected that as a result of the [**]and the combined marketing and support activities of both D-O and Aspect, the amount of business generated will provide [**].

Criteria which D-O's Affiliates or distributors must fulfill in order to obtain and maintain t[**] are the following:

(a) acquire and maintain ample product knowledge of the BIS in its sales force and among sales representatives and product specialists;
(b) exhibit the product where ever it is appropriate, and maintain a sufficient promotional effort;
(c) follow up, in a timely fashion, on leads generated by D-O's promotional activities and Aspect's activities and promotional actions ;
(d) develop a plan for selling Aspect Products for the BIS or integrate the BIS in other (relevant) plans;
(e) put in place a sales incentive and/or bonus plan for relevant D-O sales reps/other people that contains a BIS incentive not substantially inferior to other incentives;
(f) establish a demo equipment budget sufficient to purchase an appropriate number of BIS demo units and sensors; and

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(g) cooperate with Aspect personnel to establish reasonable revenue targets for the BIS and discuss corrective actions in case these targets are not obtained.

In the event that Aspect believes that D-O and/or one of its Affiliates or distributors has not met the criteria specified above and is therefore [**] the Steering Committee shall meet to determine whether D-O and/ or such Affiliate or distributor is in fact not entitled to [**] in such countries. If the Steering Committee can not reach a decision with respect to D-O's and/ or such Affiliate or distributor's [**] in such countries, Aspect shall have the right to invoke the Dispute Resolution procedures set forth in Section 11. If D-O and/or one of its Affiliates or distributors is no longer entitled [**] in one or more countries, then such entity shall retain distribution rights in such country or countries but shall no longer be entitled to the benefits of [**] [**] In such event, [**] such distributor shall not be included in any [**] for purposes of determining [**] the like.

5.6 OTHER TERMS
5.6.1 Distribution Agreement with D-O's Affiliate
Unless earlier terminated pursuant to other terms of the Distribution Agreement or this Agreement, the Distribution Agreement shall remain in effect for three
(3) years from the date the parties have signed the said Distribution Agreement. Thereafter, unless terminated by either party with at least [**] [**] notice to expire on the said date, the Distribution Agreement shall continue to be in force for the successive one (1) year period at the time and may be terminated by either Party (with or without cause) by giving to the other Party at least [**] notice. There shall be no [**] in the event of a termination pursuant to this Section 5.6.1.

5.6.2 Distribution Agreement with D-O's distributor
Unless earlier terminated pursuant to other terms of the Distribution Agreement or this Agreement, the Distribution Agreement shall remain in effect for three
(3) years from the date the parties have signed the said Distribution Agreement. Thereafter, unless terminated by either party with at least [**] notice to expire on the said date, the Distribution Agreement shall continue to be in force for the successive one (1) year period at the time and may be terminated by either Party (with or without cause) by giving to the other Party at least [**] notice. There shall be no Transition Period in the event of a termination pursuant to this Section 5.6.2.

5.6.3 Aspect agrees to provide reasonable levels of marketing support and sales training for D-O Affiliates and distributors

5.6.4 Aspect will offer distribution agreements to all D-O distributors at same (or better) terms than are in the [**], and the same prices for similar quantities and based on similar terms and conditions [**].

5.6.5 Payment terms will be set country by country to match the average payment times from the end customers with a normal maximum of sixty (60) days. Ninety
(90) days payment time shall be used only in exceptional cases.

5.6.6 Location of warranty returns shall be the closest Aspect repair center to D-O and/or its respective Affiliate or distributor.

5.6.7 The Steering Committee shall determine the method for calculating (or estimating) the Aspect BIS Sensors sold for use with Datex-Ohmeda BIS modules in USA and Canada.

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 5.6.8 In the event that Aspect BIS Sensors are sold directly by Aspect (e.g.
future Internet sales or tenders negotiated on the corporate level) for use with Aspect monitors or D-O BIS modules in territories in which D-O is Aspect's [**] D-O's Affiliates and/or distributors will be [**]. In the event that monitors are sold directly by Aspect (as per the above) in territories in which D-O is Aspect's [**] and has met the criteria to maintain the [**], D-O's Affiliates and/or distributors [**] by Aspect [**].

6. COMPLIANCE WITH LAWS
The Parties shall fully comply with all applicable laws and regulations of competent jurisdiction regarding this Agreement and further Aspect shall fully comply with all applicable laws and regulations of competent jurisdiction regarding the Distribution Agreements.

7. CONFIDENTIALITY
7.1 CONFIDENTIAL INFORMATION. Each Party and their respective Affiliates agrees to hold, and to use reasonable efforts to cause its employees and representatives to hold, in confidence all information of a confidential nature received by one Party from the other Party or its Affiliate including, without limitation, financial data, business plans, market information, the terms of this Agreement and customer lists in the possession of receiving Party as of the Effective Date or furnished to or obtained by the receiving Party after the Effective Date, in any event not less than in a manner consistent with receiving Party's treatment of its own confidential information. Receiving Party shall not use such information for any purpose other than as contemplated under the Alliance, without the disclosing Party's prior written consent.

7.2 EXCLUSIONS. The obligations of confidentiality and non-disclosure imposed under this Section shall not apply to any portion of the received information which: (a) was in the recipient's possession before receipt of the disclosure hereunder; or (b) is published or is or otherwise becomes available to the general public as part of the public domain without breach of this Agreement; or
(c) is furnished or made known to the recipient without any obligation to keep it confidential by a third party under circumstances which are not known to the recipient to involve a breach of the third party's obligations to a Party hereto; or (d) is independently developed by the receiving Party, as proven by receiving Party's documentation of independent development; or (e) is disclosed by recipient with disclosing party's prior written approval.

7.3 REQUIRED DISCLOSURES. The provisions of this Section shall not preclude disclosures required by law; provided, however, that each Party will use reasonable efforts to notify the other, prior to making any such disclosure, and permit the other to take such steps as it deems appropriate, including obtaining a protective order, consistent with applicable law, to minimize any loss of confidentiality.

7.4 SECURITY. The receiving Party shall be responsible for preventing unauthorized remote access by the receiving Party's own agents and employees to data transferred to or otherwise made available to the receiving Party under this Agreement.

7.5 VALIDITY. The obligations of this Section 7 shall extend until and terminate upon the [**] anniversary of the date of termination of this Agreement.

8. TERMINATION
8.1 SUBMISSION TO THE STEERING COMMITTEE PRIOR TO TERMINATION. Any notice of intent to terminate this Agreement or any of the Distribution Agreements for material breach shall be treated as a dispute and the Parties shall comply with the dispute resolution mechanism set forth in Section 11.2 hereof. Except with respect to notice of termination for material breach or pursuant to Sub-Section 8.2.4, in the event that one Party provides notice to the other Party of its intent to terminate

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one or more of the Distribution Agreements, but not the Alliance in its
entirety, then the Steering Committee shall meet during [**] period following delivery of such notice of termination to discuss in good faith the implications of the proposed termination on the overall Alliance between the Parties and the need for any requisite change to the Alliance between the Parties. Except with respect to notice of termination for material breach or pursuant to Sub-Section 8.2.4, in the event that one Party provides notice to the other Party of its intent to terminate the Alliance in its entirety, then the Steering Committee shall meet during [**] period following the delivery of such notice of termination to consider in good faith alternatives to termination, including modification of the Alliance.

8.2 GROUNDS FOR TERMINATION.
8.2.1 Mutual Consent
The Parties may agree to terminate this Agreement or any of the Distribution Agreements upon mutual consent at any time.

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8.2.2 Termination for Convenience
On or after to the [**] anniversary of this Agreement, either Party may at any time deliver to the other Party a notice of intent to end the Alliance (with or without cause). Unless the Parties have mutually agreed not to terminate the Alliance within [**] days of delivery of the notice of intent to terminate as a result of the meeting of the Steering Committee pursuant to Section 8.1 above or otherwise, then this Agreement and the Distribution Agreements shall terminate after the Transition Period which shall commence on the date of expiration of the foregoing [**] day period.

8.2.3 Termination for Material Breach
In the event of a material breach of (a) this Agreement, the non-breaching Party may end the Alliance by termination of this Agreement; or (b) any of the Distribution Agreements, the non-breaching Party may end such Distribution Agreement by termination of the same, if in either case such material breach is not cured within [**] days after the delivery of notice of the intent to terminate specifying in reasonable detail such material breach. Upon delivery of such notice of intent to terminate for material breach the Parties shall attempt to resolve the dispute in accordance with the dispute resolution mechanism set forth in Section 11.2 hereof. In the event that the dispute cannot be resolved in accordance with the provisions of Section 11.2 of this Agreement then the Alliance or the Distribution Agreement in question, as the case may be, shall terminate after the Transition Period which shall commence on the date of expiration of the foregoing [**] day period.

8.2.4 Termination for Insolvency and Certain Other Reasons
Each Party shall have the right to terminate this Agreement effective upon delivery of notice (as provided below in Section 12.4.) to the other Party if the other Party: (a) makes an assignment for the benefit of creditors, or becomes bankrupt or insolvent, or is petitioned into bankruptcy, or takes advantage of any state, federal or foreign bankruptcy or insolvency act, or if a receiver is appointed for all or any substantial part of its property and business and such receiver remains undischarged for a period of thirty (30) days; or (b) has its corporate existence terminated by voluntary or involuntary dissolution; or (c) is acquired by a competitor or Competitor Affiliate (as defined below in Section 12.5) of the remaining Party as set forth in Section
12.5 hereof.

8.3 DISTRIBUTION AGREEMENTS. Except as otherwise set forth in this Agreement, the termination of any of the Distribution Agreements shall be made in accordance with the termination provisions set forth in the applicable Distribution Agreement.

8.4 EFFECT ON TERMINATION. Unless expressly otherwise agreed, on termination of this Agreement each of the Distribution Agreements shall [**]. Termination of this Agreement or any of the Distribution Agreements, for any reason, shall not affect any rights or obligations which have accrued to either Party prior to the effective date of the termination or prejudice any other rights or remedies that either Party may have at law or in equity nor, unless this Agreement has been terminated to a breach of this Agreement by D-O, prohibit D-O, its Affiliates and Distributors from selling inventory of the Aspect Products after termination and purchase and sell spare parts to their customers.

8.5 CUSTOMER INTERESTS. Upon termination of this Agreement or any of the Distribution Agreements each Party shall act in good faith to work with the other Party to ensure that the on-going needs of the customers of each Party are properly considered with respect to any of either Party's post-termination actions.

MASTER DISTRIBUTION AGREEMENT          11

8.6 DISPUTES DURING TRANSITION PERIOD OR SUBSEQUENT TO TERMINATION. Any dispute or claim made by either Party under this Agreement or any of the Distribution Agreements during any Transition Period or subsequent to termination of the applicable agreement shall be handled as a dispute in accordance of Section 11.2 hereof. In the event that the Steering Committee or Alliance Managers are no longer functioning then the dispute or claim shall be submitted directly to the former representatives of each Party on the Steering Committee for resolution within [**]Business Days. In the event that such dispute or claim is not resolved in accordance with Section 11.2 of this Agreement, then either Party may pursue any rights available under the provisions of this Agreement or the applicable Distribution Agreement with respect to disputes or claims that are not resolved by the Steering Committee.

9. PUBLIC ANNOUNCEMENTS Neither Party shall make, or cause to be made, any press release or public announcements in respect to this Agreement or the Alliance contemplated hereby or otherwise communicate with any news media without prior approval of the other Party, and the Parties shall cooperate as to the timing and contents of any such announcement.

10. FORCE MAJEURE Either Party shall be entitled to suspend performance of its obligations under this Agreement to the extent that such performance is impeded or made unreasonably onerous by any of the following circumstances: industrial disputes and any other circumstance beyond the control of the respective Party such as fire, war (whether declared or not), extensive military mobilization, insurrection, requisition, seizure, embargo, restrictions in the use of power and defects or delays in deliveries by subcontractors caused by any such circumstances referred to in this Sub-Section. The Parties shall without delay notify each other of any occurrence of force majeure and of the discontinuance thereof.

11. CHOICE OF LAW; DISPUTE RESOLUTION; FURTHER PROCEEDINGS
11.1 CHOICE OF LAW This Agreement shall be governed by and construed according to the laws of the Netherlands.

11.2 DISPUTE RESOLUTION. The Parties acknowledge that the expeditious and equitable settlement of disputes that may arise under the Alliance is to their mutual advantage. To this end, prior to taking any action as provided in Sub-Section 11.3 below, the Parties shall initially submit to the Alliance Managers and the Steering Committee for resolution any claim or dispute arising out of or in connection with the Alliance as set forth in this Sub-Section 11.2.

11.2.1. Submission of Dispute to the Alliance Managers. Any claim or dispute arising out of or in connection with the Distribution Agreements that is not resolved by representatives of the Parties at the local level pursuant to the terms of the applicable agreement shall be submitted to the respective Alliance Managers for resolution in accordance with the provisions of this Agreement. One or both Parties shall prepare such submission with a written description of the matter in dispute. The Alliance Managers shall attempt to resolve the dispute in good faith within a reasonable period not to exceed [**] Business Days from the date of a notice from either Party to the other describing such claim.

11.2.2 Submission of Dispute to the Steering Committee. If a claim or dispute is not resolved within [**] Business Days in accordance with Sub-Section 11.2.1 hereof and the Alliance Managers have not agreed upon any extension thereof, then the claim or dispute shall be automatically submitted to the Steering Committee for resolution within a subsequent [**]Business Days period. One or both Alliance Managers shall prepare such submission with a written description of the

MASTER DISTRIBUTION AGREEMENT          12
matter in dispute. The representatives of each Party on the Steering Committee shall meet, present the respective positions of the Parties, and attempt to resolve the dispute in good faith. During such subsequent [**] day period, if it becomes obvious that the Steering Committee is unable to resolve the dispute, the Steering Committee shall attempt to agree on an alternative means to resolve the dispute that is appropriate to the specific nature of the dispute, including, without limitation, use of consultants, specialists, mediation or other alternative business forums for dispute resolution.

11.3 FURTHER PROCEEDINGS.
11.3.1 Arbitration. In the event the Parties are unable to resolve a claim or dispute in the spirit of mutual cooperation in accordance with Sub-Section 11.2 above, any claim or dispute that relates to this Agreement or to the Alliance in its entirety, upon written request of either Party, shall be resolved by binding arbitration by one arbitrator conducted in the English language in the Netherlands under the commercial arbitration rules of the United Nations Commission on International Trade Law. The arbitrator shall be appointed by the Netherlands Arbitration Institute, Rotterdam. If the rules of the Netherlands Arbitration Institute permit the arbitral award to be rendered within thirty
(30) days from the initiation of the arbitration, the arbitral award shall be rendered within thirty (30) days of the initiation of the arbitration. Otherwise, the award shall be rendered as quickly as permitted under such rules. The arbitral award shall be final and binding upon the Parties. Judgment upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a juridical acceptance of the award and an order of enforcement, as the case may be.

Any claim or dispute arising out of or in connection with a specific Distribution Agreement, which the Parties are unable to resolve in accordance with Sub-Section 11.2, and where another procedure for dispute resolution is specifically set forth in such Distribution Agreement, the Parties agree to follow such procedure, including, without limitation, choice of law and venue.

11.3.2 Intellectual Property Claims. Notwithstanding the aforesaid, any dispute regarding a Party's need to protect or enforce any patent, trademark, copyright or other intellectual property right, confidential information or trade secrets, or as part of litigation commenced by a third party shall allow the Party to undertake legal proceedings in the Court of a Party's domicile, main place of business or other appropriate Court.

12. MISCELLANEOUS PROVISIONS
12.1 ENTIRE AGREEMENT; AMENDMENT. This Agreement and all Appendices attached hereto, cancels all prior agreements and represents the entire agreement between the Parties relating to the subject matter hereof there being no prior written or oral promises or representations not incorporated herein. This Agreement may be amended or varied only by an expressly written instrument signed by duly authorized representatives of both Parties.

12.2 WAIVER. The temporary, limited or specific waiver of any term, provision or condition of this Agreement shall not be considered a waiver of any other term, condition or provision thereof, nor of any subsequent breach of the same term, condition or provision.

12.3 SEVERABILITY. If any of the provisions of this Agreement shall be declared illegal or unenforceable by an arbitrator or any Court of competent jurisdiction, the validity of the remaining provisions shall not be affected thereby, and the Parties agree to do all things and co-operate in all ways open to them to obtain substantially the same results, or as much thereof as may be possible, including the amendment or alteration of this Agreement.

MASTER DISTRIBUTION AGREEMENT          13

12.4 NOTICES. All notices and other communications required under this Agreement shall be in writing and shall be deemed to have been given if delivered by hand, or sent by courier or facsimile transmission (provided that in case of facsimile transmission, a confirmation copy of the notice shall be delivered by hand or sent by courier within 2 days of transmission), addressed:

             if to Aspect at:  Aspect Medical Systems Inc.
                               141 Needham Street, Newton MA 02464, USA fax +1
                               Attn: Chief Executive Officer

             if to D-O at:     Datex-Ohmeda Division, Instrumentarium Corp.
                               Kuortaneenkatu 2, FIN 00510 Helsinki, Finland, fax +358 10 394 3327
                               Attn: Chief Operating Officer

             With copy to:     Datex-Ohmeda Division, Instrumentarium Corp.
                               Kuortaneenkatu 2, FIN 00510 Helsinki, Finland, fax +358 10 394 3327
                               Attn: Director, Legal Affairs

until notice of a change in address or addressee is given as provided in this Section. All notices given in accordance with this Section shall be effective, if delivered by hand or courier, at the time of delivery, and, if communicated by facsimile transmission, at the time of transmission.

12.5 ASSIGNMENT. Except in connection with the sale of all or substantially all of the assets, stock or business of a Party to which this Agreement relates, neither Party may assign, transfer or sublicense any of the rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that if [**] of one Party is acquiring the other Party, [**]. Otherwise, this Agreement transfers with the sale of all or substantially all of the assets, stock, or business of a Party to which this Agreement relates. Either Party may assign this Agreement without consent to an Affiliate (collectively the "Permitted Assignees"). Assignment to a Permitted Assignee shall not relieve the assigning Party of its responsibility for its obligations of this Agreement. An assignment for purposes of this provision shall include any transaction, including but not limited to, any merger, consolidation or purchase of stock that results in a third party that is not a Permitted Assignee Controlling directly or indirectly, a Party to this Agreement. This Agreement will [**]. For the purpose of this provision [**]. No sale, assignment or other transfer of any rights or obligations of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Agreement.

12.6 RELATIONSHIP OF THE PARTIES. This Agreement shall not be construed as a joint venture or constitute either Party the agent or partner of the other, but shall at all times be construed as an agreement between two independent Parties and shall be deemed to have been drafted by both Parties equally with full awareness of the terms hereof and the consequences thereof. Neither Party has express or implied authority to bind the other in any manner whatsoever.

12.7 LANGUAGE; USE OF WORDS; HEADINGS. All correspondence and documentation to be exchanged between the Parties shall be prepared in the English language. The use of words of the singular is

MASTER DISTRIBUTION AGREEMENT          14
intended to include, wherever appropriate, the plural and vice-versa. The headings of this Agreement are inserted for convenience only, and shall not be used for interpretation of the Agreement.

12.8 SURVIVAL. The rights and obligations of the Parties under Sections 6, 7, 8, 9, 10, 11 and 12 shall survive any termination or expiration of this Agreement.

12.9 PRECEDENCE. The Parties agree, individually and on behalf of their Affiliates that the Distribution Agreements are to be governed by the terms of this Agreement. In event of any inconsistency between the terms of any of the Distribution Agreements and this Agreement, the terms of this Agreement shall govern unless the Distribution Agreement evidences an unambiguous intent to the contrary, in which case the Distribution Agreement shall govern.

MASTER DISTRIBUTION AGREEMENT          15

The Parties agree to be bound by this Agreement. This Agreement shall be executed in two counterparts, each of which shall be deemed an original for all purposes. A signed copy of the Agreement transmitted by facsimile shall be deemed for all purposes the equivalent of a signed original.

IN WITNESS WHEREOF, the Parties have by their duly authorized representatives executed this Agreement on 1st day of September 2000.


ASPECT MEDICAL SYSTEMS INC.             DATEX-OHMEDA DIVISION
                                        INSTRUMENTARIUM CORPORATION


/s/ J. Breckenridge Eagle               /s/ Hannu Anjopals
-------------------------               ---------------------------
Name:  J.B. Eagle                       Name:  Hannu Anjopals
       Chairman                         Title: Executive Director

                                        /s/ Juhani Lassila
                                        ---------------------------
                                        Name:  Juhani Lassila
                                        Title: Group Treasurer

APPENDICES:

Appendix 1 [**]
Appendix 2 [**]
Appendix 3 List of Aspects current Distribution Agreements
Appendix 4 Aspect Products and Prices

MASTER DISTRIBUTION AGREEMENT          16

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                 APPENDIX 1 TO THE MASTER DISTRIBUTION AGREEMENT
                       BETWEEN ASPECT MEDICAL SYSTEMS AND
               DATEX-OHMEDA DIVISION, INSTRUMENTARIUM CORPORATION
       ------------------------------------------------------------------

       ------------------------------------------------------------------

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

                         BETWEEN ASPECT MEDICAL SYSTEMS

                                       AND

                              [                   ]


                                  Confidential
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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

GENERAL

     This Distribution Agreement between Aspect Medical Systems (referred to herein as "AMS"), with its principal offices at 141 Needham Street, Newton, MA 02464 and xxx (referred to herein as "the Distributor) (the "Parties") is effective xxxx ("Effective Date").

     WHEREAS AMS has entered into an Alliance with Datex-Ohmeda for the distribution of certain products of Aspect through affiliates and distribution partners of Datex-Ohmeda; and,

     WHEREAS Aspect manufactures medical products and seeks to establish a distribution channel in certain territories; and,

     WHEREAS Distributor distributes medical products and seeks to distribute additional products to its customers; and,

     WHEREAS AMS desires to appoint Distributor as an authorized distributor in certain territories of certain medical products, accessories and related goods to be supplied by AMS and Distributor desires to accept such appointment.

     THEREFORE Distributor agrees to purchase and AMS agrees to sell such Products upon the following terms and conditions:

ARTICLE 1.  DEFINITIONS

     The following terms have the meaning indicated here when used in this
     Agreement:

     "ALLIANCE": Co-operation agreed between Aspect Medical Systems and Datex-Ohmeda Division of Instrumentarium Corporation "Datex-Ohmeda"

     "AFFILIATE": Any person, firm, corporation, other legal entity which controls or is controlled by or under common control with either AMS or Distributor.

     "PRICES": Net US$ prices at which AMS shall sell Products to Distributor as set forth in Exhibit 1.

     "PRODUCTS": All medical products, supplies, accessories, parts and related goods listed in Exhibit 1 as well as any and all upgrades, adaptations, modifications, improvements and substitutes to the products, supplies, accessories, parts and related goods listed in Exhibit 1.

     "TERRITORIES": Countries and locations as set forth in Exhibit 2.

ARTICLE 2. APPOINTMENT

     2.1 AMS hereby appoints Distributor as a Distributor for the Products in the Territories.

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     2.2 Distributor may not actively sell outside the Territories without AMS's prior written consent. However within European Community countries Distributor can answer to European tenders according to EU law.

     2.3 In order to achieve better coverage in the Territories Distributor shall have the right to appoint local firms as its local sub-distributors in the Territories. AMS agrees and confirms that Distributor may sub-contract any or all of its obligations hereunder pursuant to Article 7 provided that Distributor shall remain liable to AMS for any obligations under this Agreement being performed by any subcontractor.

ARTICLE 3. RELATIONSHIP

     3.1 The relationship of Distributor to AMS shall be that of an independent contractor engaged in purchasing Products from AMS for resale to Distributor's customers. AMS is committed to entering into a [**] with Distributor in the Territory. Accordingly, [**] with other distributors for Products, with the [**] distribution arrangements with OEM partners. OEM partners will retain distribution rights to the Products but AMS will [**] distribution agreements for the Products with third parties other than OEM partners as long as Distributor maintains [**].

     3.2 Nothing contained in this Agreement shall be deemed to create a partnership or joint venture between the Parties. Neither the making nor the performance of this Agreement shall be construed in any manner to have established a joint venture or partnership.

     3.3 Neither Party shall hold itself out as the agent of the other, nor shall they incur any indebtedness or obligations in the name of, or which shall be binding on the other, without the prior written consent of the other. Each Party assumes full responsibility for its own personnel under laws and regulations of the governmental authorities of the competent jurisdiction.

     [**] shall mean such [**] that (i) has [**], (ii) will be Aspect's partner in the development of special sales programs, strategies, and market development programs, (iii) will [**] through web site inquiries, international exhibitions, congresses, or trade shows for the country where such distribution partner [**], and (iv) will follow up on those leads. It is expected that as a result of the [**] and the combined marketing and support activities of Distributor, Datex-Ohmeda and Aspect, the amount of business generated will [**].

     Criteria which D-O's Affiliates or distributors must fulfill in order to obtain and maintain the [**] are the following:

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     (a) acquire and maintain ample product knowledge of the BIS in its sales force and among sales representatives and product specialists;

     (b) exhibit the product where ever it is appropriate, and maintain a sufficient promotional effort;

     (c) follow up, in a timely fashion, on leads generated by Distributor or Datex-Ohmeda's promotional activities and Aspect's activities and promotional actions;

     (d) develop a plan for selling Aspect Products or integrate the Aspect Products in other (relevant) plans;

     (e) put in place a sales incentive and/or bonus plan for relevant Distributor sales reps/other commercial people that contains a BIS incentive not substantially inferior to other incentives;

     (f) establish a demo equipment budget sufficient to purchase an appropriate number of BIS demo units and sensors; and

     (g) cooperate with Aspect personnel to establish reasonable revenue targets for the BIS and discuss corrective actions in case these targets are not obtained.

     In the event that Aspect believes that Distributor has not met the criteria specified above and is therefore no longer entitled to be [**] in one or more countries, a determination as to the entitlement to the [**] shall be made by the Alliance steering committee, that includes two members from AMS and two members from Datex-Ohmeda.

ARTICLE 4. AGREEMENT PRECEDENCE AND DOCUMENTS

     4.1 This Agreement supersedes any previous communication, representations, or agreements between the Parties, whether oral or written, regarding transactions hereunder.

     4.2 All Exhibits attached to the Agreement shall be deemed a part of this Agreement and incorporated herein. Terms that are defined in this Agreement, and used in any Exhibit, have the same meaning in the Exhibit as in this Agreement. The following Exhibits are hereby made a part of this
     Agreement:

                           Exhibit 1 - Products and Prices
                           Exhibit 2 - Territories
                           Exhibit 3 - General Provisions
                           Exhibit 4 - Product Support Requirements

                                  Confidential
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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

ARTICLE 5. TERM OF AGREEMENT

     This Agreement shall remain in effect until the earlier of (a) three (3) years from the date the parties have signed this Agreement or (b) the termination or expiration of the Alliance. Thereafter, unless terminated because of termination of the Alliance or by either party with at least [**] notice prior the last day of the then current term, the Distribution Agreement shall continue to be in force for successive one (1) years periods and may be terminated by either Party (with or without cause) by giving to the other Party at least [**] notice. In the event of such expiration or any early termination, this Agreement shall continue to apply to all orders previously accepted by AMS unless cancelled by Distributor pursuant to Article 6.

ARTICLE 6. TERMINATION

     6.1 This Agreement shall [**]. Upon the [**] Aspect shall promptly notify the Distributor. In addition, to the extent permitted by law, if either Party becomes insolvent, is unable to pay its debts when due, files for bankruptcy, is subject of involuntary bankruptcy, has a receiver appointed, or has its assets assigned, the other Party may terminate this Agreement immediately upon notice to the other party and may cancel any unfulfilled obligations.

     6.2 If either Party hereto shall fail to perform any of the obligations imposed upon it under the terms of this Agreement, the other Party may terminate the Agreement upon [**] written notice. Such termination shall be effective [**] after the date of the written notice of the failure unless the other Party cures the breach within such [**] period.

     6.3 Distributor shall immediately cease to be an authorized AMS distributor upon the effective date of expiration or termination of this Agreement. Distributor shall thereafter refrain from representing itself as an authorized AMS distributor and from using any AMS trademark or trade name. Upon termination of the Agreement, AMS will have no obligation to repurchase any or all of the Products which Distributor may have in its possession at the time of termination. Aspect may, however, at its option, agree to repurchase any or all of such Products, or may arrange the purchase of such Products by successor distributors or customers in the Territory. In the event Aspect fails to purchase, or to arrange the purchase of, such Products, Distributor shall be permitted to sell its existing inventory of Products for a period not to exceed ninety (90) days following the effective date of the termination of this Agreement.

                                  Confidential
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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

ARTICLE 7. ASSIGNMENT AND MODIFICATION OF AGREEMENT

     7.1 During the term of this Agreement, the rights of the Distributor under this Agreement shall not be assigned nor shall the performance of Distributor's duties hereunder be delegated, except as set forth in Section
     2.3 above, without AMS's prior written consent which shall not be unreasonably withheld except either Distributor may assign this Agreement
     (i) to an Affiliate that is an Affiliate or (ii) to an Affiliate whose assets consist entirely of the assets of an Affiliate or Affiliates (collectively the "permitted assignees").

     7.2 An assignment of such rights for purpose of Section 7.1 shall include any transaction including but not limited to, any merger, consolidation or purchase of stock that results in a third party that is not a permitted assignee controlling, directly or indirectly, a legal entity that holds such rights. For purpose of this provision, the term "control" shall mean the beneficial ownership, directly or indirectly, of fifty per cent (50%) or more of voting shares of such entity.

     7.3 No sale, assignment or other transfer of any rights of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Agreement. Any assignment shall not relieve the assigning Party of its responsibility for obligations hereunder.

     7.4 Except as set forth in Article 7.5 below, modifications of this Agreement shall be effective and binding only if agreed in writing and executed by respective duly authorized representative of each of the Parties hereto.

     7.5 Distributor may, at its option, delete Products from individual Territories.

                                  Confidential
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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     7.6 Neither Party's failure to exercise any of its rights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.

     7.7 This Agreement may be assigned by Distributor to any new company that is formed, acquired etc. [**] in the Territories.

ARTICLE 8. PRICES AND PAYMENTS

     8.1 Distributor sets the end user selling prices at the sole judgement of the Distributor.

     8.2 Prices, which Distributor shall pay AMS for the Products purchased, shall be the prices appearing in the Exhibit 1. Assuming Distributor remains [**], it shall be entitled to the prices shown in Exhibit 1 [**]. In the event that Distributor fails to meet the criteria [**] it shall retain its distribution rights but the prices to which it shall be entitled shall be those set forth in Exhibit 1 based on the actual volume of sales of Products [**].

     Demonstration Price/initial stocking order price for the AS2000 System will be [**] the agreed price of Exhibit 1. Demonstration Prices for the BIS Sensor will be [**] the agreed price of Exhibit 1 (50 Sensors) for a maximum of [**] per A2000 per year.

     If there are additions or changes to Products, Distributor will have the right to purchase, market and distribute these products and prices will be established and Exhibits so revised.

     8.3 Prices include the Product, labeling and packaging.

     8.4 The prices set forth in Exhibit 1 may be revised not more often than once per year based on market conditions, supplier costs and the expected unit volume of Products purchased under this Agreement. If both Parties do not agree upon the revised prices, then prices shall fall back to the prior agreed upon prices.

     8.5 Orders issued by Distributor with requested or acknowledged delivery dates within 90 days after the effective date of any price change will be billed at the lower price. This includes backlog and orders already placed but have not received acknowledged delivery dates.

     8.6 Payment shall be in U.S. dollars, in net. Payment terms will be [set country by country to match the average payment times from the end customers with a normal maximum of sixty (60) days. Ninety (90) days payment time shall be used only in exceptional cases]. Invoices must include details such as Distributor order number and quantities as reference.

                                  Confidential
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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     8.7 In competitive situations or as part of a large order, Distributor and AMS may agree on a special price arrangement and/or payment terms and split the cost of additional discounts.

ARTICLE 9. SHIPMENT AND DELIVERY

     9.1 Distributor will submit written (fax or electronic) orders to AMS. Acknowledgment of delivery date will be received by Distributor within no more than five work days. Distributor will not be obligated to stock Products. Distributor may without charge postpone, decrease, increase or cancel any order by notice to AMS, if such notice is given at least thirty
     (30) days prior to the delivery date. Distributor may without charge decrease any order by a maximum of [**]% by notice to AMS, if such notice is given within less than thirty (30) days prior to the delivery date.

     9.2 AMS will make every reasonable effort to meet delivery within thirty
     (30) days or the date quoted or acknowledged. AMS shall give Distributor prompt notice of any prospective failure to meet the acknowledged delivery date. If AMS fails to deliver Products for thirty (30) days beyond the agreed delivery date, Distributor may cancel such orders without charge. AMS shall be liable to pay actual damages incurred by Distributor because of AMS's failure to deliver such Products within thirty (30) days of the acknowledged delivery date, provided, however, that Distributor must notify AMS of any late delivery penalties that might be imposed by any prospective customer for Aspect Products at the time Distributor orders Products for such customer, and that such penalties may not exceed [**]% of Distributor's purchase price for such Products unless otherwise agreed to by the Parties.

     9.3 Distributor may request changes in delivery dates, and quantity for Products appearing on its orders at no charge provided written notice of said changes is received by AMS at least ten (10) working days prior to requested delivery date.

     9.4 Upon Distributor's request with the necessary information, AMS shall evaluate special requests for suitability of software or suitability of a particular hardware interface between Products and hardware/software used by Distributor's customers and inform Distributor of the result within a reasonable time.

     9.5 AMS shall provide a packing list with Distributor's purchase order number, Distributor product numbers (the Distributor equivalent of AMS's part numbers), serial numbers, quantity shipped and date shipped with each unit shipped. If applicable, the packing list should also provide lot number, or batch number.

     9.6 AMS shall preserve, package, handle, and pack Products so as to protect the

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     Products from loss or damage, in conformance with good commercial practice, government regulations, and other applicable requirements. AMS shall mark the exterior of the boxes with the associated Product and serial numbers of the contents. AMS shall be responsible for any loss or damage due to its failure to properly preserve, package, handle, or pack Products. Distributor shall not be required to assert any claims for such loss or damage against the common carrier involved. AMS will ship Products in the final packaging as intended to be received by the end user as ordered.

     9.7 Products will be shipped EXW Aspect's plant or warehouse (as such term is used in Incoterms 2000) at the Netherlands, USA or any other AMS facility. Unless Distributor gives Aspect instructions as to the method of shipment, Aspect will select the method of shipment and may, at Aspect's option, pay transportation, insurance and similar charges. Distributor shall reimburse Aspect for all such charges that Aspect pays.

     9.8 Distributor will be the exporter of record and obtains duty drawback rights to Products for which Distributor paid the duty. If Products delivered under this Agreement are imported, AMS shall when possible allow Distributor to be the importer of record. If Distributor is not the importer of record and AMS obtains duty drawback rights to the Products for which Distributor paid the duty, AMS shall, upon Distributor's request, provide Distributor with documents required by the customs authorities of the country of receipt to prove importation and transfer duty drawback rights to Distributor

     9.9 Items missing in shipment that are the fault of Aspect will be promptly replaced and shipped at no charge to Distributor within one (1) week from written notice by Distributor.

ARTICLE 10. ADVERTISING, PROMOTIONS, TRADEMARKS AND COPYRIGHTED MATERIAL

     10.1 AMS agrees to provide reasonable quantities of current or new sales literature, artwork, advertising materials, promotional plans and other information or programs in relevant languages mutually agreed by the Parties reasonably related to this Agreement. Distributor specific literature and advertising will be the responsibility of Distributor, provided however that such literature shall be consistent in all respects with the documentation supplied by Aspect and shall not include any claims, warranties or information concerning any Aspect Products that are not included in the documentation supplied by Aspect. AMS will provide recommended reference sites and will actively pursue clinical evaluations and the development of local country reference sites and clinical trials.

     10.2 AMS hereby grants Distributor a revocable license to use any AMS trademark or trade name associated with the Products solely in the advertisement and promotion of the Products during the term of this Agreement. Except as provided in this paragraph, Distributor shall have no right, title or interest in or to any patent,

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     trademark of trade name belonging to AMS.

     10.3 AMS hereby grants Distributor a revocable license to reproduce materials provided to Distributor by AMS as is reasonable for promotion, demonstration, sale and support of AMS Products, including but not limited to posting such materials on the Internet, Intranet, or web.

ARTICLE 11. SALES AND SUPPORT

     11.1 Distributor will provide AMS with a forecast of annual projected sales unit volumes. Quantities listed in such correspondence between the Parties are only estimates made as an accommodation for planning purposes and do not constitute a commitment to purchase such quantity. Distributor may revise any forecasts in its sole discretion.

     11.2 Distributor agrees to purchase reasonable quantity of demonstration Products and to maintain reasonable number of trained staff capable of demonstrating and selling the Products. AMS agrees to provide, at its costs, reasonable sales training and material and support to the Distributor. Distributor agrees to participate in AMS's sales and marketing meetings, reasonable Product and competitive training courses or product launch meetings as mutually agreed upon, however, not be more often than once a year. AMS agrees to provide sales training in a mutually agreeable location each six (6) months and upon product launch if sooner.

     11.3 Distributor agrees to maintain reasonable number of trained staff capable of supporting the Products. AMS agrees to provide, at no charge, reasonable service training and support. Distributor agrees to participate in AMS's service training programs as mutually agreed upon. AMS undertakes to provide initial technical service training prior to the time that distribution into the Territory is to commence. Thereafter Distributor will send technicians to update technical knowledge as mutually agreed upon.

     11.4 AMS shall provide documentation to enable Distributor to establish the support plan and deliver support services for the Products and Territories. The Product support plan shall be prepared by both Parties and agreed upon prior to the time distribution is to commence. AMS shall support the Distributor with service information, parts (as provided in Section 11.5), training and technical and clinical assistance and back-up support by letter, fax, e-mail or telephone as appropriate.

     11.5 Distributor agrees to purchase reasonable quantity of necessary spare parts and test equipment according to AMS's recommendation to support systems installed in Territories. Spare parts to support in-warranty repairs will be replaced for Distributor at no cost. Out-of-warranty spare parts are at Distributor's cost.

     11.6 Distributor shall use its reasonable efforts to handle and resolve feedback from its customers. AMS shall have ultimate responsibility for resolution of Product

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     related issues. Problems that can not be resolved locally will be escalated in accordance with Article 26.

ARTICLE 12. QUALITY ASSURANCE, REGULATORY COMPLIANCE

     12.1 AMS agrees to maintain ISO9001, US GMP 21 CFR 820, EN46001 and Directive 93/42/EEC Annex II certification status and compliance with the Food and Drug Administration's (FDA) Quality System Regulation, the Medical Device Directive and/or appropriate regulations that apply to countries within and outside the European Union. As manufacturer, AMS will comply with all applicable regulations and standards that pertain to manufacturers for Products and Territories set forth herein.

     12.2 Distributor will, from time to time, inform AMS of applicable regulations in the Territories and AMS shall ensure that Products comply with all such regulations as provided in Section 14.3.

     12.3 Upon request, AMS agrees to furnish to Distributor any information required to enable the Distributor to comply with all applicable regulations and standards that pertain to distributors for Products and Territories set forth herein.

     12.4 AMS shall be responsible, at AMS's cost, for the regulatory compliance, including, but not limited to, validation of Products for use with other Products, Product claims, regulatory approvals and Clearances, and product labelling in languages required in the Territory. The Distributor is responsible to assist Aspect, at no cost to Aspect, in documentation translation and other in country-specific issues.

ARTICLE 13.  MODIFICATION OF PRODUCTS

     13.1 All Products marketed by Distributor shall be sold only in the form as packaged by AMS. Distributor shall not alter or change Product or its package, prior to sale.

     13.2 AMS shall provide Distributor written notice of all Product discontinuance 6 months prior to the last order date.

     13.3 AMS agrees to make reasonable efforts to ensure backward compatibility for all enhancements to the current Products.

ARTICLE 14. EXPORT CERTIFICATION, PRODUCT REGISTRATION AND LOCALIZATION

     14.1 Upon request, AMS shall provide at its own costs and expenses export certificates issued by US Government and other documents that are necessary for import and sale of the Products in the defined Territories. As required by governments of any Territory, AMS agrees to site inspections of AMS's factory.

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     14.2 AMS shall obtain and maintain at its costs all such Product registrations that are necessary for demonstration and sale of Products as required by law in the defined Territories.

     14.3 AMS shall comply with all applicable regulatory requirements for Product localization, including labeling and documentation as required in countries local languages within the Territories.

     14.4 Upon mutual agreement, Distributor may provide Product registration and/or localization assistance. In the case of documentation localization, all master documentation is maintained and controlled, for the purpose of quality system compliance, at AMS's expense by AMS.

ARTICLE 15. IMPORT LICENSES AND EXPORT CONTROLS

     15.1 AMS shall be responsible for obtaining and maintaining any export license(s) required for delivery of the Products to Distributor under this Agreement.

     15.2 Upon Distributor's request, AMS shall provide an appropriate certification stating the country of origin for Products, sufficient to satisfy the requirements of (i) the customs authorities of the country of ultimate destination, (ii) any applicable export licensing regulations, including those of the United States, and (iii) requirements for duty drawback.

     15.3 AMS shall mark every Product (or the Product's container if there is not room on the Product itself) with the country of origin. AMS shall, in marking the Products, comply with the requirements of the customs authorities of the country of ultimate destination. For each shipment of Products of US origin issue a certificate specifying the US Export Control Classification Number (ECCN number). Products must not be knowingly resold, exported or re-exported in violation of the US Export Administration Act.

ARTICLE 16. WARRANTY AND LIMITATION OF REMEDIES

     16.1. AMS agrees to remedy any defect in the Products resulting from faulty materials or workmanship, as specified below.

     AMS's obligation set forth herein shall apply only to defects appearing within a period of [**] from the date of delivery of the A-2000 or similar product by the Distributor to the end user or [**] from the date of delivery of the A-2000 or similar product by AMS to the Distributor, whichever occurs first.

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     AMS's obligation set forth herein shall apply only to defects appearing within a period of [**] from the date of manufacture of the Aspect BIS Sensor. AMS agrees to ship only such Aspect BIS Sensors that have a shelf life of at least [**].

     AMS's obligation set forth herein shall apply only to defects appearing within a period of [**] from the date of delivery of the cables by the Distributor to the end user or [**] from the date of delivery of the cables by AMS to the Distributor, whichever occurs first.

     Any repaired or replaced A-2000 or similar product or Aspect BIS Sensor or part thereof shall be subject to such obligations for the greater of the remainder of the original period specified in this Section 16.1 or [**].

     16.2 Distributor will supply a copy of the User Warranty with each Warranty Product sold herein which AMS has provided the Distributor.

     16.3 If Distributor finds that any Product is defective prior to its sale by Distributor, Distributor shall contact an authorized AMS representative and describe the defect. AMS will grant approval, provide the values for customs purposes, and a return authorization number for repair or replacement of the Product. Distributor undertakes to quote the authorization number on all documentation that accompanies Products being returned. Distributor should ensure that equipment is suitably packed for export and that accurate values, as specified by AMS, are used in documentation. These defective Products will be promptly replaced at no charge to Distributor.

     16.4 After AMS approves the return of the defective Products, AMS will inform Distributor as to the return location and send return labels to Distributor or advise all details by electronic means.

     16.5 AMS shall be entitled to verify the reason for the return and to determine in its discretion whether to replace (rather than repair) the unit. AMS shall not repair or replace units free of charge if the failure is due to any of the following reasons:

               (i)  Damage from abuse or misuse by Distributor;
               (ii) Attempted repair by Distributor through an unauthorized service center.

     16.6 AMS warrants that no Product provided hereunder shall be adulterated or misbranded, within the meaning of the Federal Food, Drug, and Cosmetic Act.

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     16.7 AMS warrants that the Products provided herein will be "Year 2000 Compliant". Year 2000 Compliant Products will perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. In addition, Year 2000 Compliant Products will not cause any associated products or systems in which they may be used to fail in any of the ways described above.

     16.8 AMS warrants that that all Products shall (i) conform strictly to its specifications, (ii) be free from defects in design, material, and workmanship, (iii) be free from all liens, encumbrances, and other claims against title, (iv) have correct and adequate warning labels or instructions relating to the use, handling, maintaining or function of the products.

     16.9 In addition to warranties specified above, where an exceptionally high failure rate occurs (more than double the annual failure rate quoted in Exhibit 4, Product Support Requirements), AMS undertakes to apply additional resources to return the failure rate to normal as soon as reasonably practicable. In this case AMS shall promptly notify the Distributor.

ARTICLE 17. IN-WARRANTY REPAIR

     17.1 AMS shall cover parts costs and labor costs for field repair during the warranty period as set forth in Article 16.1 unless AMS decides that the Product shall be returned at AMS's cost to its repair facility for warranty repair. In case of field repairs by the Distributor, the Distributor may purchase replacement parts for no charge from AMS and the labor costs will be reimbursed by AMS.

     17.2 If Warranty Products are returned to AMS as more closely specified in
     Exhibit 3 hereto, then parts and labor costs for returned Products and transportation, insurance and handling charges of shipment of Product to AMS for repair or replacement and other possible costs/expenses are covered by AMS. Repaired or replaced Warranty Products will also be returned to sender at AMS's expense.

     17.3 Distributor shall perform installation services at Distributor's expense.

ARTICLE 18. OUT OF WARRANTY REPAIR

     18.1 Distributor or its customer shall bear all shipping charges for out-of-warranty repairs.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     18.2 Repairs made by AMS outside of the warranty period shall be billed at the AMS repair charge set forth in Exhibit 1. Such out-of-warranty repairs will have a [**] parts warranty.

     18.3. Out of warranty repairs will be performed by AMS at AMS's facility set forth in Exhibit 3.

     18.4 AMS guarantees that either compatible spare parts or compatible replacement products will be available for the Distributor on reasonable commercial terms for a period of at least [**] from the delivery by AMS of the Aspect Product in question.

ARTICLE 19. COMPLAINTS, QUALITY RECORDS AND RECALLS

     19.1 Distributor will notify, in writing, AMS's quality assurance department of all Product complaints or any regulatory/conformance issues that may affect the marketability of Products. AMS shall notify the appropriate regulatory agent(s) if required and shall conduct any safety investigations or other necessary follow-up activities. Distributor will provide any information essential to such activities. AMS will promptly notify Distributor if corrective action is necessary in the Territory.

     19.2 Distributor shall keep records of the names and addresses of customers and Product serial numbers for the active Product life to enable Distributor to notify customers of Product safety information. Distributor shall maintain the following information when distributing AMS's Products:

               - Name and address of initial consignee
               - Identification of device and quantity of devices shipped
               - Date of shipment

     19.3 Upon request, but not more than once per year, Distributor will supply AMS a quarterly report of repairs, maintenance or service activity for Products. The report will include the product number, serial number, fault found, action taken and date of the activity.

     19.4 In the event of any corrective or preventive action, including, without limitation recall or field correction of a Product required by a governmental agency for safety reasons, or requested by AMS, which is the result of AMS's failure to supply Products that (1) conform in all material respects to the applicable published specifications or (2) are free from defects in material and workmanship, AMS agrees to repair or replace at its own cost all Products subject to the corrective or preventive action and previously delivered to Distributor. AMS also agrees to consult with Distributor to establish a reasonable process for managing the corrective or preventive action and AMS shall be responsible for all reasonable out-

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     of-pocket expenditures incurred by Distributor (including, but not limited to shipping costs, labor and travel costs) that are consistent with the corrective or preventive action process agreed to by the Parties. In the event the corrective or preventive action is not required by a governmental agency for safety reasons, but is instead requested by AMS at its sole discretion, AMS will be responsible for determining the scope of such action, including the number of units, timeframe for the action, criteria for completion. In such event AMS shall be liable for the cost of repair or replacement and reimbursement of costs to Distributor as set forth above. Distributor agrees to maintain all necessary sales records to facilitate the corrective or preventive action.

ARTICLE 20. PRODUCT STEWARDSHIP

     20.1 AMS shall accept back, free of charge, any material including the Products and packaging returned freight prepaid by Distributor from any country that legally requires product take back from the user at the end of product life.

     20.2 AMS shall, upon request, provide available environmentally related information regarding materials included in Products and packaging that AMS ships to Distributor including material safety data sheets.

ARTICLE 21. FORCE MAJEURE

     No Party to this Agreement shall be liable for failure or delay of performance of any of its obligations hereunder if such failure or delay is due to causes beyond its reasonable control including, without limitation, natural disasters, fires, earthquake or storm, strikes, failures of public utilities or common carriers, acts of war, or intervention, acts restraints or regulations of any governmental authority including compliance with any order of any governmental considerations; provided that any such delay or failure shall be remedied by such Party as soon as possible after removal of the cause of such failure. A Party suffering such delay or which expects to suffer such delay shall promptly notify the other Party in writing of the cause and expected duration of such delay. In the event a delay lasts or is expected to last more than sixty (60) days the other Party shall have the option to terminate this Agreement upon written notice.

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

ARTICLE 22. CONFIDENTIALITY AND COMPETITION

     22.1 The Parties hereby undertake to treat as strictly confidential, even after the Agreement has terminated, each other's trade secrets and non-public information. The receiving Party shall not use such information for any purpose other than as contemplated under this Agreement, without the disclosing Party's prior written consent. Both Parties agree to keep in confidence the terms and conditions of this Agreement (the Parties shall provide a copy of this Agreement to Datex-Ohmeda who shall keep the terms and conditions of this Agreement in confidence). The obligations of this Article shall extend until and terminate upon the third (3rd) anniversary of the date of termination of this Agreement.

     22.2 Distributor agrees that it shall [**]. Notwithstanding the aforesaid, the Distributor may purchase, promote, represent, sell or otherwise deal with the current and future products of Datex-Ohmeda and/or its Affiliates. Any non-compete provisions regarding the Datex-Ohmeda and/or its Affiliates products shall be null and void and non-binding on Distributor. [In case the distribution agreement in question affects the trade within the EU/EEA, and the distribution agreement is non-exclusive, no non-competition clauses may be added to the agreement.]

ARTICLE 23. INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY

     AMS agrees to indemnify and hold harmless and defend at its own expense Distributor and its Affiliates from and against any and all liabilities, claims, demands, damages, costs and expenses or money judgements (including legal fees) incurred by or rendered against Distributor and its Affiliates arising from claims of infringement of copyright, patents, trade marks, industrial designs or other intellectual property rights issued or subsisting under the laws of the country in which Distributor distributes the Products under this Agreement, if notified promptly in writing and given, at AMS's cost, information, assistance and sole authority to defend or settle the same. In case said Product is in such suit held to infringe and the use or sale of said Product is enjoined, or in the case of a settlement as referred to above, AMS shall have the option at its own expense, to procure for Distributor the right to continue using or selling said Product, or replace same with a non-infringing Product, or modify same so it becomes non-infringing; in the event that none of the previous options are commercially feasible, then AMS shall grant a refund to Distributor of the price paid by Distributor for any of such Products returned to AMS by Distributor. Notwithstanding anything to the contrary above, in no event shall AMS have any liability under this Section 23 for any such claims resulting from (a) modifications to the Products by Distributor where the unmodified Products do not infringe, (b) the combination of the Products by Distributor with other products not provided or accepted (whether explicit or

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     implicit acceptance) by AMS where the non combined Products do not infringe, or (c) use of the Products by Distributor for purposes for which they were not intended. The foregoing states the entire liability of AMS for infringement by Products furnished herein.

ARTICLE 24. INDEMNITY AND LIMITATION OF LIABILITY

     24.1 AMS shall indemnify Distributor and its Affiliates from and against any and all liabilities, claims, demands, damages, costs and expenses or money judgements (including legal fees) incurred by or rendered against any of them from third party claims or actions for personal injury or property damage which arise out of a defect due to defective design, parts, packaging, labeling, instructions,faulty workmanship or materials of Products of which AMS is the manufacturer or is the Party responsible for failure to warn except to the extent that such personal injuries or property damage arise out of Distributor's (or its Affiliates) negligence or breach of this Agreement (as set forth in herein).

     24.2 EXCEPT AS PROVIDED HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND WHATSOEVER INCLUDING BUT NOT LIMITED TO LOST PROFITS, IN CONJUNCTION WITH OR ARISING OUT OF THE PERFORMANCE UNDER THIS AGREEMENT OR THE USE OR PERFORMANCE OF PRODUCTS AND SUPPORT SERVICES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CONSEQUENTIAL LOSS FOR THE PURPOSES OF THIS AGREEMENT SHALL MEAN AND INCLUDE WITHOUT LIMITATION OF THE GENERAL STATEMENT EARLIER APPEARING, IN EACH CASE WHETHER ARISING IN TORT OR CONTRACT AND INCLUDING IN EACH CASE
     NEGLIGENCE:

               (a) LOSS OF PROFITS;
               (b) LOSS OF CONTRACTS;
               (c) LOSS OF ANTICIPATED SAVINGS;
               (d) LOSS OF DATA;
               (e) LOSS OF BUSINESS;
               (f) LOSS OF GOODWILL;
               (g) LOSS OF REVENUE.

     24.3 The above limitation of liability shall not apply to damages with respect to the indemnity for the infringement of intellectual property rights as provided in Article 23.

     24.4 This indemnity shall not be affected or terminated by reason of termination or expiration of this Agreement.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

ARTICLE 25. INSURANCE

     Upon request, AMS shall provide evidence of product liability, general liability and property damage insurance against an insurable claim or claims, which might or could arise regarding AMS products purchased from AMS. Such insurance will contain a minimum limit of liability for bodily injury and property damage of not less than [**] US$.

ARTICLE 26.  APPLICABLE LAW AND DISPUTE RESOLUTION

     26.1. This Agreement and the Orders, acknowledgements of Orders and sales contracts thereunder are to be construed, governed by and interpreted in accordance with the laws of the Netherlands.

     26.2. Prior to taking any action as provided in Clause 26.3 below, the parties shall attempt to resolve any claim or controversy arising out of this Agreement by way of amicable negotiations within a reasonable period not to exceed thirty (30) days after the date of a notice from either party to the other describing such claim or controversy.

     26.3. All disputes between Aspect and Distributor arising out of or relating to this Agreement shall be finally resolved by arbitration by one arbitrator conducted in the English language in the Netherlands under the commercial arbitration rules of the United Nations Commission on International Trade Law. The arbitrator shall be appointed by the Netherlands Arbitration Institute, Rotterdam. The arbitration costs will be decided by the arbitrator. Notwithstanding anything contained in this Section to the contrary, each party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party, in order to enforce the instituting party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

     26.4. Judgement upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     26.5. Notwithstanding the aforesaid, any dispute regarding a Party's need to protect or enforce any patent, trademark, copyright or other intellectual property right, confidential information or trade secrets, or as part of litigation commenced by a third party shall allow the Party to undertake legal proceedings in the Court of a Party's domicile, main place of business or other appropriate Court.

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

ARTICLE 27. ADMINISTRATION AND NOTICES

     Any notices pursuant to this Agreement shall be sent to the address(s) specified in Exhibit 3- General Provisions.

     This agreement has been signed in three copies, one for the Distributor, one for AMS, and one for Datex-Ohmeda.

     By signing this document, the Parties below indicate their Agreement with and acceptance of this Agreement, including all Exhibits.


     SIGNATURES

      For Aspect Medical Systems


      -----------------------------------    -----------------------------------
      Authorized Representative Signature    Authorized Representative Signature


      Name:                                  Name:

      Title:                                 Title:


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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     EXHIBIT 1 - PRODUCTS AND PRICES

     (A) BIS SENSOR PRICES:

------------------------------------------------------------------------------------
     [**]                                               BIS SENSOR PRICE
------------------------------------------------------------------------------------
     [**]                      [**]                     Period covered:
------------------------------------------------------------------------------------
     [**]          [**]          [**]         [**]       thru          2002 and
                                                         December      subsequent
                                                         31, 2001      years
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]                       [**]                                  [**]
------------------------------------------------------------------------------------

                 TBD: to be established by managers of Alliance

     (B) A2000 - BIS monitor prices:

               [**]                     price

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

        Price of A2000 [**]       Demo units:  $ [**]

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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     EXHIBIT 2 - TERRITORIES

     ---------------------------------------------------------------------------
     The following Exhibit is attached to and form part of the Distribution Agreement between AMS and DATEX-OHMEDA
     ---------------------------------------------------------------------------

     Herein, the Territories are established for the above referenced Agreement.

              ---------------------------------------------
                   REGIONS
              ---------------------------------------------

              ---------------------------------------------

              ---------------------------------------------

              ---------------------------------------------

              ---------------------------------------------


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     EXHIBIT 3 - GENERAL PROVISIONS

     ---------------------------------------------------------------------------
     The following Exhibit is attached to and form part of the Distribution Agreement between AMS and DATEX-OHMEDA
     ---------------------------------------------------------------------------

     Any notice pursuant to this Agreement should be sent certified mail to the Address(s) below:

     DATEX-OHMEDA

     AMS's address

     Ship-to address for Products from AMS to DATEX-OHMEDA:

     Invoice-to address for Products from AMS to DATEX-OHMEDA:

     For information concerning this Agreement, contact the appropriate person below:

--------------------------------------------------------------------------------
AMS COMPANY ROLE:             NAME:             LOCATION:       PHONE NUMBER:
--------------------------------------------------------------------------------
VP SALES INTERNATIONAL    Simon Theobald       Netherlands     0031-71-572-5935
--------------------------------------------------------------------------------
QUALITY/REGULATORY        Christine Morgida    Newton, Mass    617 559 7000
ASSURANCE MANAGER
--------------------------------------------------------------------------------
SERVICE TECHNICAL         Tom Tramontano       Newton, Mass    617 559 7000
SUPPORT MANAGER
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DATEX-OHMEDA ROLE:            NAME:             LOCATION:       PHONE NUMBER:
--------------------------------------------------------------------------------
     ALLIANCE MANAGER
--------------------------------------------------------------------------------
     QUALITY/REGULATORY
     ENGINEER
--------------------------------------------------------------------------------
     SERVICE TECHNICAL
     SUPPORT MANAGER
--------------------------------------------------------------------------------
     ORDER FULFILLMENT
     ENGINEER
--------------------------------------------------------------------------------
     PRODUCT MANAGER
--------------------------------------------------------------------------------
     PROGRAM MANAGER
--------------------------------------------------------------------------------

                                  Confidential
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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     EXHIBIT 4 - PRODUCT SUPPORT REQUIREMENTS

     ---------------------------------------------------------------------------
     The following Exhibit is attached to and form part of the Distribution Agreement between Aspect Medical Systems and DATEX-OHMEDA
     ---------------------------------------------------------------------------

     The following Exhibit establishes the support requirements for the A-2000 Monitoring System covered by this Agreement.

1. GENERAL SUPPORT STRATEGY: The support strategy consists of [**] at the Newton, MA facility or by DATEX-OHMEDA in the field.

2. FAILURE RATE: The expected failure rate of the installed base per month for the Monitoring System is [**]% and for the Converter is [**]%.

3. MEAN TIME TO REPAIR: The average labor time to repair ([**]) a monitor is [**].

4. AVERAGE PARTS COSTS PER FAILURE: The average parts cost per repair ([**]) is the price of the power board in Exhibit 1.

5. PARTS AVAILABILITY: AMS will provide spare parts within [**] of receipt of order.


6. RESPONSE TIME: AMS will use reasonable efforts to respond to escalated customer issues within [**].

7. REPAIR PARTS INVENTORY: AMS recommends spare parts stock of [**] boards and [**] displays for every [**] monitors sold.


                                  Confidential
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                Exchange Commission. Asterisks denote omissions.


                 APPENDIX 2 TO THE MASTER DISTRIBUTION AGREEMENT

                       BETWEEN ASPECT MEDICAL SYSTEMS AND

               DATEX-OHMEDA DIVISION, INSTRUMENTARIUM CORPORATION

       ------------------------------------------------------------------

       ------------------------------------------------------------------


                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

                         BETWEEN ASPECT MEDICAL SYSTEMS

                                       AND

                              [                  ]


                                  Confidential
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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

GENERAL

     This Distribution Agreement between Aspect Medical Systems (referred to herein as "AMS"), with its principal offices at 141 Needham Street, Newton, MA 02464 and xxx (referred to herein as "the Distributor) (the "Parties") is effective xxxx ("Effective Date").

     WHEREAS AMS has entered into an Alliance with Datex-Ohmeda for the distribution of certain products of Aspect through affiliates and distribution partners of Datex-Ohmeda; and,

     WHEREAS Aspect manufactures medical products and seeks to establish a distribution channel in certain territories; and,

     WHEREAS Distributor distributes medical products and seeks to distribute additional products to its customers; and,

     WHEREAS AMS desires to appoint Distributor as an authorized distributor in certain territories of certain medical products, accessories and related goods to be supplied by AMS and Distributor desires to accept such appointment.

     THEREFORE Distributor agrees to purchase and AMS agrees to sell such Products upon the following terms and conditions:

ARTICLE 1. DEFINITIONS

     The following terms have the meaning indicated here when used in this
     Agreement:

     "ALLIANCE": Co-operation agreed between Aspect Medical Systems and Datex-Ohmeda Division of Instrumentarium Corporation "Datex-Ohmeda"

     "AFFILIATE": Any person, firm, corporation, other legal entity which controls or is controlled by or under common control with either AMS or Distributor.

     "PRICES": Net US$ prices at which AMS shall sell Products to Distributor as set forth in Exhibit 1.

     "PRODUCTS": All medical products, supplies, accessories, parts and related goods listed in Exhibit 1 as well as any and all upgrades, adaptations, modifications, improvements and substitutes to the products, supplies, accessories, parts and related goods listed in Exhibit 1.

     "TERRITORIES": Countries and locations as set forth in Exhibit 2.

                                  Confidential
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                Exchange Commission. Asterisks denote omissions.

ARTICLE 2. APPOINTMENT

     2.1 AMS hereby appoints Distributor as a Distributor for the Products in the Territories.

     2.2 Distributor may not actively sell outside the Territories without AMS's prior written consent,. However within European Community countries Distributor can answer to European tenders according to EU law.

     2.3 In order to achieve better coverage in the Territories Distributor shall have the right to appoint local firms as its local sub-distributors in the Territories. AMS agrees and confirms that Distributor may sub-contract any or all of its obligations hereunder pursuant to Article 7 provided that Distributor shall remain liable to AMS for any obligations under this Agreement being performed by any subcontractor.

ARTICLE 3. RELATIONSHIP

     3.1 The relationship of Distributor to AMS shall be that of an independent contractor engaged in purchasing Products from AMS for resale to Distributor's customers. AMS is committed to entering into a [**] with Distributor in the Territory. Accordingly, [**] with other distributors for Products, with the [**] distribution arrangements with OEM partners. OEM partners will retain distribution rights to the Products but AMS will [**] distribution agreements for the Products with third parties other than OEM partners as long as Distributor maintains [**].

     3.2 Nothing contained in this Agreement shall be deemed to create a partnership or joint venture between the Parties. Neither the making nor the performance of this Agreement shall be construed in any manner to have established a joint venture or partnership.

     3.3 Neither Party shall hold itself out as the agent of the other, nor shall they incur any indebtedness or obligations in the name of, or which shall be binding on the other, without the prior written consent of the other. Each Party assumes full responsibility for its own personnel under laws and regulations of the governmental authorities of the competent jurisdiction.

     [**] shall mean such [**] that (i) has [**], (ii) will be Aspect's partner in the development of special sales programs, strategies, and market development programs, (iii) will [**] through web site inquiries, international exhibitions, congresses, or trade shows for the country where such distribution partner [**], and (iv) will follow up on those leads. It is expected that as a result of the [**] and the combined marketing and support activities of Distributor, Datex-Ohmeda and Aspect, the amount of business generated will [**].

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                Exchange Commission. Asterisks denote omissions.

     Criteria which D-O's Affiliates or distributors must fulfill in order to obtain and maintain the [**] are the following:

     (a) acquire and maintain ample product knowledge of the BIS in its sales force and among sales representatives and product specialists;

     (b) exhibit the product where ever it is appropriate, and maintain a sufficient promotional effort;

     (c) follow up, in a timely fashion, on leads generated by Distributor or Datex-Ohmeda's promotional activities and Aspect's activities and promotional actions;

     (d) develop a plan for selling Aspect Products or integrate the Aspect Products in other (relevant) plans;

     (e) put in place a sales incentive and/or bonus plan for relevant Distributor sales reps/other commercial people that contains a BIS incentive not substantially inferior to other incentives;

     (f) establish a demo equipment budget sufficient to purchase an appropriate number of BIS demo units and sensors; and

     (g) cooperate with Aspect personnel to establish reasonable revenue targets for the BIS and discuss corrective actions in case these targets are not obtained.

     In the event that Aspect believes that Distributor has not met the criteria specified above and is therefore no longer entitled to be [**] in one or more countries, a determination as to the entitlement to the [**] shall be made by the Alliance steering committee, that includes two members from AMS and two members from Datex-Ohmeda.

ARTICLE 4. AGREEMENT PRECEDENCE AND DOCUMENTS

     4.1 This Agreement supersedes any previous communication, representations, or agreements between the Parties, whether oral or written, regarding transactions hereunder.

     4.2 All Exhibits attached to the Agreement shall be deemed a part of this Agreement and incorporated herein. Terms that are defined in this Agreement, and used in any Exhibit, have the same meaning in the Exhibit as in this Agreement. The following Exhibits are hereby made a part of this
     Agreement:

                                  Confidential
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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

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                Exchange Commission. Asterisks denote omissions.

                         Exhibit 1 - Products and Prices
                         Exhibit 2 - Territories
                         Exhibit 3 - General Provisions
                         Exhibit 4 - Product Support Requirements

ARTICLE 5. TERM OF AGREEMENT

     This Agreement shall remain in effect until the earlier of (a) three (3) years from the date the parties have signed this Agreement or (b) the termination or expiration of the Alliance. Thereafter, unless terminated because of termination of the Alliance or by either party with at least [**]' notice prior the last day of the then current term, the Distribution Agreement shall continue to be in force for successive one (1) years periods and may be terminated by either Party (with or without cause) by giving to the other Party at least [**] notice. In the event of such expiration or any early termination, this Agreement shall continue to apply to all orders previously accepted by AMS unless cancelled by Distributor pursuant to Article 6.

ARTICLE 6. TERMINATION

     6.1 This Agreement shall [**]. Upon the [**] Aspect shall promptly notify the Distributor. In addition, to the extent permitted by law, if either Party becomes insolvent, is unable to pay its debts when due, files for bankruptcy, is subject of involuntary bankruptcy, has a receiver appointed, or has its assets assigned, the other Party may terminate this Agreement immediately upon notice to the other party and may cancel any unfulfilled obligations.

     6.2 If either Party hereto shall fail to perform any of the obligations imposed upon it under the terms of this Agreement, the other Party may terminate the Agreement upon [**] written notice. Such termination shall be effective three months after the date of the written notice of the failure unless the other Party cures the breach within such [**] period.

     6.3 Distributor shall immediately cease to be an authorized AMS distributor upon the effective date of expiration or termination of this Agreement. Distributor shall thereafter refrain from representing itself as an authorized AMS distributor and from using any AMS trademark or trade name. Upon termination of the Agreement, AMS will have no obligation to repurchase any or all of the Products which Distributor may have in its possession at the time of termination. Aspect may, however, at its option, agree to repurchase any or all of such Products, or may arrange the purchase of such Products by successor distributors or customers in the Territory. In the event Aspect fails to purchase, or to arrange the purchase

                                  Confidential
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     of, such Products, Distributor shall be permitted to sell its existing inventory of Products for a period not to exceed ninety (90) days following the effective date of the termination of this Agreement.

ARTICLE 7. ASSIGNMENT AND MODIFICATION OF AGREEMENT

     7.1 During the term of this Agreement, the rights of the Distributor under this Agreement shall not be assigned nor shall the performance of Distributor's duties hereunder be delegated, except as set forth in Section
     2.3 above, without AMS's prior written consent which shall not be unreasonably withheld except either Distributor may assign this Agreement
     (i) to an Affiliate that is an Affiliate or (ii) to an Affiliate whose assets consist entirely of the assets of an Affiliate or Affiliates (collectively the "permitted assignees").

     7.2 An assignment of such rights for purpose of Section 7.1 shall include any transaction including but not limited to, any merger, consolidation or purchase of stock that results in a third party that is not a permitted assignee controlling, directly or indirectly, a legal entity that holds such rights. For purpose of this provision, the term "control" shall mean the beneficial ownership, directly or indirectly, of fifty per cent (50%) or more of voting shares of such entity.

     7.3 No sale, assignment or other transfer of any rights of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Agreement. Any assignment shall not relieve the assigning Party of its responsibility for obligations hereunder.

     7.4 Except as set forth in Article 7.5 below, modifications of this Agreement shall be effective and binding only if agreed in writing and executed by respective duly authorized representative of each of the Parties hereto.

     7.5 Distributor may, at its option, delete Products from individual Territories.

     7.6 Neither Party's failure to exercise any of its rights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.

     7.7 This Agreement may be assigned by Distributor to any new company that is formed, acquired etc. [**] in the Territories.

                                  Confidential
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                Exchange Commission. Asterisks denote omissions.

ARTICLE 8. PRICES AND PAYMENTS

     8.1 Distributor sets the end user selling prices at the sole judgement of the Distributor.

     8.2 Prices, which Distributor shall pay AMS for the Products purchased, shall be the prices appearing in the Exhibit 1. Assuming Distributor remains [**], it shall be entitled to the prices shown in Exhibit 1 [**] In the event that Distributor fails to meet the criteria [**] it shall retain its distribution rights but the prices to which it shall be entitled shall be those set forth in Exhibit 1 based on the actual volume of sales of Products [**].

     Demonstration Price/initial stocking order price for the AS2000 System will be [**] the agreed price of Exhibit 1. Demonstration Prices for the BIS Sensor will be [**] the agreed price of Exhibit 1 (50 Sensors) for a maximum of [**] per A2000 per year.

     If there are additions or changes to Products, Distributor will have the right to purchase, market and distribute these products and prices will be established and Exhibits so revised.

     8.3 Prices include the Product, labeling and packaging.

     8.4 The prices set forth in Exhibit 1 may be revised not more often than once per year based on market conditions, supplier costs and the expected unit volume of Products purchased under this Agreement. If both Parties do not agree upon the revised prices, then prices shall fall back to the prior agreed upon prices.

     8.5 Orders issued by Distributor with requested or acknowledged delivery dates within 90 days after the effective date of any price change will be billed at the lower price. This includes backlog and orders already placed but have not received acknowledged delivery dates.

     8.6 Payment shall be in U.S. dollars, in net. Payment terms will be [set country by country to match the average payment times from the end customers with a normal maximum of sixty (60) days. Ninety (90) days payment time shall be used only in exceptional cases]. Invoices must include details such as Distributor order number and quantities as reference.

     8.7 In competitive situations or as part of a large order, Distributor and AMS may agree on a special price arrangement and/or payment terms and split the cost of additional discounts.

                                  Confidential
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                Exchange Commission. Asterisks denote omissions.

ARTICLE 9. SHIPMENT AND DELIVERY

     9.1 Distributor will submit written (fax or electronic) orders to AMS. Acknowledgment of delivery date will be received by Distributor within no more than five work days. Distributor will not be obligated to stock Products. Distributor may without charge postpone, decrease, increase or cancel any order by notice to AMS, if such notice is given at least thirty
     (30) days prior to the delivery date. Distributor may without charge decrease any order by a maximum of [**]% by notice to AMS, if such notice is given within less than thirty (30) days prior to the delivery date.

     9.2 AMS will make every reasonable effort to meet delivery within thirty
     (30) days or the date quoted or acknowledged. AMS shall give Distributor prompt notice of any prospective failure to meet the acknowledged delivery date. If AMS fails to deliver Products for thirty (30) days beyond the agreed delivery date, Distributor may cancel such orders without charge. AMS shall be liable to pay actual damages incurred by Distributor because of AMS's failure to deliver such Products within thirty (30) days of the acknowledged delivery date, provided, however, that Distributor must notify AMS of any late delivery penalties that might be imposed by any prospective customer for Aspect Products at the time Distributor orders Products for such customer, and that such penalties may not exceed [**]% of Distributor's purchase price for such Products unless otherwise agreed to by the Parties.

     9.3 Distributor may request changes in delivery dates, and quantity for Products appearing on its orders at no charge provided written notice of said changes is received by AMS at least ten (10) working days prior to requested delivery date.

     9.4 Upon Distributor's request with the necessary information, AMS shall evaluate special requests for suitability of software or suitability of a particular hardware interface between Products and hardware/software used by Distributor's customers and inform Distributor of the result within a reasonable time.

     9.5 AMS shall provide a packing list with Distributor's purchase order number, Distributor product numbers (the Distributor equivalent of AMS's part numbers), serial numbers, quantity shipped and date shipped with each unit shipped. If applicable, the packing list should also provide lot number, or batch number.

     9.6 AMS shall preserve, package, handle, and pack Products so as to protect the Products from loss or damage, in conformance with good commercial practice, government regulations, and other applicable requirements. AMS shall mark the exterior of the boxes with the associated Product and serial numbers of the contents. AMS shall be responsible for any loss or damage due to its failure to

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                Exchange Commission. Asterisks denote omissions.

     properly preserve, package, handle, or pack Products. Distributor shall not be required to assert any claims for such loss or damage against the common carrier involved. AMS will ship Products in the final packaging as intended to be received by the end user as ordered.

     9.7 Products will be shipped EXW Aspect's plant or warehouse (as such term is used in Incoterms 2000) at the Netherlands, USA or any other AMS facility. Unless Distributor gives Aspect instructions as to the method of shipment, Aspect will select the method of shipment and may, at Aspect's option, pay transportation, insurance and similar charges. Distributor shall reimburse Aspect for all such charges that Aspect pays.

     9.8 Distributor will be the exporter of record and obtains duty drawback rights to Products for which Distributor paid the duty. If Products delivered under this Agreement are imported, AMS shall when possible allow Distributor to be the importer of record. If Distributor is not the importer of record and AMS obtains duty drawback rights to the Products for which Distributor paid the duty, AMS shall, upon Distributor's request, provide Distributor with documents required by the customs authorities of the country of receipt to prove importation and transfer duty drawback rights to Distributor.

     9.9 Items missing in shipment that are the fault of Aspect will be promptly replaced and shipped at no charge to Distributor within one (1) week from written notice by Distributor.

ARTICLE 10. ADVERTISING, PROMOTIONS, TRADEMARKS AND COPYRIGHTED MATERIAL

     10.1 AMS agrees to provide reasonable quantities of current or new sales literature, artwork, advertising materials, promotional plans and other information or programs in relevant languages mutually agreed by the Parties reasonably related to this Agreement. Distributor specific literature and advertising will be the responsibility of Distributor, provided however that such literature shall be consistent in all respects with the documentation supplied by Aspect and shall not include any claims, warranties or information concerning any Aspect Products that are not included in the documentation supplied by Aspect. AMS will provide recommended reference sites and will actively pursue clinical evaluations and the development of local country reference sites and clinical trials.

     10.2 AMS hereby grants Distributor a revocable license to use any AMS trademark or trade name associated with the Products solely in the advertisement and promotion of the Products during the term of this Agreement. Except as provided in this paragraph, Distributor shall have no right, title or interest in or to any patent, trademark of trade name belonging to AMS.

     10.3 AMS hereby grants Distributor a revocable license to reproduce materials provided to Distributor by AMS as is reasonable for promotion, demonstration,

                                  Confidential
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     sale and support of AMS Products, including but not limited to posting such materials on the Internet, Intranet, or web.

ARTICLE 11. SALES AND SUPPORT

     11.1 Distributor will provide AMS with a forecast of annual projected sales unit volumes. Quantities listed in such correspondence between the Parties are only estimates made as an accommodation for planning purposes and do not constitute a commitment to purchase such quantity. Distributor may revise any forecasts in its sole discretion.

     11.2 Distributor agrees to purchase reasonable quantity of demonstration Products and to maintain reasonable number of trained staff capable of demonstrating and selling the Products. AMS agrees to provide, at its costs, reasonable sales training and material and support to the Distributor. Distributor agrees to participate in AMS's sales and marketing meetings, reasonable Product and competitive training courses or product launch meetings as mutually agreed upon, however, not be more often than once a year. AMS agrees to provide sales training in a mutually agreeable location each six (6) months and upon product launch if sooner.

     11.3 Distributor agrees to maintain reasonable number of trained staff capable of supporting the Products. AMS agrees to provide, at no charge, reasonable service training and support. Distributor agrees to participate in AMS's service training programs as mutually agreed upon. AMS undertakes to provide initial technical service training prior to the time that distribution into the Territory is to commence. Thereafter Distributor will send technicians to update technical knowledge as mutually agreed upon.

     11.4 AMS shall provide documentation to enable Distributor to establish the support plan and deliver support services for the Products and Territories. The Product support plan shall be prepared by both Parties and agreed upon prior to the time distribution is to commence. AMS shall support the Distributor with service information, parts (as provided in Section 11.5), training and technical and clinical assistance and back-up support by letter, fax, e-mail or telephone as appropriate.

     11.5 Distributor agrees to purchase reasonable quantity of necessary spare parts and test equipment according to AMS's recommendation to support systems installed in Territories. Spare parts to support in-warranty repairs will be replaced for Distributor at no cost. Out-of-warranty spare parts are at Distributor's cost.

     11.6 Distributor shall use its reasonable efforts to handle and resolve feedback from its customers. AMS shall have ultimate responsibility for resolution of Product related issues. Problems that can not be resolved locally will be escalated in accordance with Article 26.

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ARTICLE 12. QUALITY ASSURANCE, REGULATORY COMPLIANCE

     12.1 AMS agrees to maintain ISO9001, US GMP 21 CFR 820, EN46001 and Directive 93/42/EEC Annex II certification status and compliance with the Food and Drug Administration's (FDA) Quality System Regulation, the Medical Device Directive and/or appropriate regulations that apply to countries within and outside the European Union. As manufacturer, AMS will comply with all applicable regulations and standards that pertain to manufacturers for Products and Territories set forth herein.

     12.2 Distributor will, from time to time, inform AMS of applicable regulations in the Territories and AMS shall ensure that Products comply with all such regulations as provided in Section 14.3.

     12.3 Upon request, AMS agrees to furnish to Distributor any information required to enable the Distributor to comply with all applicable regulations and standards that pertain to distributors for Products and Territories set forth herein.

     12.4 AMS shall be responsible, at AMS's cost, for the regulatory compliance, including, but not limited to, validation of Products for use with other Products, Product claims, regulatory approvals and Clearances, and product labelling in languages required in the Territory. The Distributor is responsible to assist Aspect, at no cost to Aspect, in documentation translation and other in country-specific issues.

ARTICLE 13.  MODIFICATION OF PRODUCTS

     13.1 All Products marketed by Distributor shall be sold only in the form as packaged by AMS. Distributor shall not alter or change Product or its package, prior to sale.

     13.2 AMS shall provide Distributor written notice of all Product discontinuance 6 months prior to the last order date.

     13.3 AMS agrees to make reasonable efforts to ensure backward compatibility for all enhancements to the current Products.

ARTICLE 14. EXPORT CERTIFICATION, PRODUCT REGISTRATION AND LOCALIZATION

     14.1 Upon request, AMS shall provide at its own costs and expenses export certificates issued by US Government and other documents that are necessary for import and sale of the Products in the defined Territories. As required by governments of any Territory, AMS agrees to site inspections of AMS's factory.

     14.2 AMS shall obtain and maintain at its costs all such Product registrations that are necessary for demonstration and sale of Products as required by law in the defined Territories.

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     14.3 AMS shall comply with all applicable regulatory requirements for
     Product localization, including labeling and documentation as required in countries local languages within the Territories.

     14.4 Upon mutual agreement, Distributor may provide Product registration and/or localization assistance. In the case of documentation localization, all master documentation is maintained and controlled, for the purpose of quality system compliance, at AMS's expense by AMS.

ARTICLE 15. IMPORT LICENSES AND EXPORT CONTROLS

     15.1 AMS shall be responsible for obtaining and maintaining any export license(s) required for delivery of the Products to Distributor under this Agreement.

     15.2 Upon Distributor's request, AMS shall provide an appropriate certification stating the country of origin for Products, sufficient to satisfy the requirements of (i) the customs authorities of the country of ultimate destination, (ii) any applicable export licensing regulations, including those of the United States, and (iii) requirements for duty drawback.

     15.3 AMS shall mark every Product (or the Product's container if there is not room on the Product itself) with the country of origin. AMS shall, in marking the Products, comply with the requirements of the customs authorities of the country of ultimate destination. For each shipment of Products of US origin issue a certificate specifying the US Export Control Classification Number (ECCN number). Products must not be knowingly resold, exported or re-exported in violation of the US Export Administration Act.

ARTICLE 16. WARRANTY AND LIMITATION OF REMEDIES

     16.1. AMS agrees to remedy any defect in the Products resulting from faulty materials or workmanship, as specified below.

     AMS's obligation set forth herein shall apply only to defects appearing within a period of [**] from the date of delivery of the A-2000 or similar product by the Distributor to the end user or [**] from the date of delivery of the A-2000 or similar product by AMS to the Distributor, whichever occurs first.

     AMS's obligation set forth herein shall apply only to defects appearing within a period of [**] from the date of manufacture of the Aspect BIS Sensor. AMS agrees to ship only such Aspect BIS Sensors that have a shelf life of at least [**].

                                  Confidential
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

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     AMS's obligation set forth herein shall apply only to defects appearing within a period of [**] from the date of delivery of the cables by the Distributor to the end user or [**] from the date of delivery of the cables by AMS to the Distributor, whichever occurs first.

     Any repaired or replaced A-2000 or similar product or Aspect BIS Sensor or part thereof shall be subject to such obligations for the greater of the remainder of the original period specified in this Section 16.1 or [**].

     16.2 Distributor will supply a copy of the User Warranty with each Warranty Product sold herein which AMS has provided the Distributor.

     16.3 If Distributor finds that any Product is defective prior to its sale by Distributor, Distributor shall contact an authorized AMS representative and describe the defect. AMS will grant approval, provide the values for customs purposes, and a return authorization number for repair or replacement of the Product. Distributor undertakes to quote the authorization number on all documentation that accompanies Products being returned. Distributor should ensure that equipment is suitably packed for export and that accurate values, as specified by AMS, are used in documentation. These defective Products will be promptly replaced at no charge to Distributor.

     16.4 After AMS approves the return of the defective Products, AMS will inform Distributor as to the return location and send return labels to Distributor or advise all details by electronic means.

     16.5 AMS shall be entitled to verify the reason for the return and to determine in its discretion whether to replace (rather than repair) the unit. AMS shall not repair or replace units free of charge if the failure is due to any of the following reasons:

               (i)  Damage from abuse or misuse by Distributor;
               (ii) Attempted repair by Distributor through an unauthorized service center.

     16.6 AMS warrants that no Product provided hereunder shall be adulterated or misbranded, within the meaning of the Federal Food, Drug, and Cosmetic Act.

     16.7 AMS warrants that the Products provided herein will be "Year 2000 Compliant". Year 2000 Compliant Products will perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. In addition, Year 2000 Compliant Products will not cause any associated products or systems in which they may be used to fail in any of the ways described above.

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     16.8 AMS warrants that that all Products shall (i) conform strictly to its specifications, (ii) be free from defects in design, material, and workmanship, (iii) be free from all liens, encumbrances, and other claims against title, (iv) have correct and adequate warning labels or instructions relating to the use, handling, maintaining or function of the products.

     16.9 In addition to warranties specified above, where an exceptionally high failure rate occurs (more than double the annual failure rate quoted in Exhibit 4, Product Support Requirements), AMS undertakes to apply additional resources to return the failure rate to normal as soon as reasonably practicable. In this case AMS shall promptly notify the Distributor.

ARTICLE 17. IN-WARRANTY REPAIR

     17.1 AMS shall cover parts costs and labor costs for field repair during the warranty period as set forth in Article 16.1 unless AMS decides that the Product shall be returned at AMS's cost to its repair facility for warranty repair. In case of field repairs by the Distributor, the Distributor may purchase replacement parts for no charge from AMS and the labor costs will be reimbursed by AMS.

     17.2 If Warranty Products are returned to AMS as more closely specified in
     Exhibit 3 hereto, then parts and labor costs for returned Products and transportation, insurance and handling charges of shipment of Product to AMS for repair or replacement and other possible costs/expenses are covered by AMS. Repaired or replaced Warranty Products will also be returned to sender at AMS's expense.

     17.3 Distributor shall perform installation services at Distributor's expense.

ARTICLE 18. OUT OF WARRANTY REPAIR

     18.1 Distributor or its customer shall bear all shipping charges for out-of-warranty repairs.

     18.2 Repairs made by AMS outside of the warranty period shall be billed at the AMS repair charge set forth in Exhibit 1. Such out-of-warranty repairs will have a [**] parts warranty.

     18.3. Out of warranty repairs will be performed by AMS at AMS's facility set forth in Exhibit 3.

     18.4 AMS guarantees that either compatible spare parts or compatible replacement products will be available for the Distributor on reasonable commercial terms for a period of at least [**] from the delivery by AMS of the Aspect Product in question.

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

ARTICLE 19. COMPLAINTS, QUALITY RECORDS AND RECALLS

     19.1 Distributor will notify, in writing, AMS's quality assurance department of all Product complaints or any regulatory/conformance issues that may affect the marketability of Products. AMS shall notify the appropriate regulatory agent(s) if required and shall conduct any safety investigations or other necessary follow-up activities. Distributor will provide any information essential to such activities. AMS will promptly notify Distributor if corrective action is necessary in the Territory.

     19.2 Distributor shall keep records of the names and addresses of customers and Product serial numbers for the active Product life to enable Distributor to notify customers of Product safety information. Distributor shall maintain the following information when distributing AMS's Products:

               - Name and address of initial consignee
               - Identification of device and quantity of devices shipped
               - Date of shipment

     19.3 Upon request, but not more than once per year, Distributor will supply AMS a quarterly report of repairs, maintenance or service activity for Products. The report will include the product number, serial number, fault found, action taken and date of the activity.

     19.4 In the event of any corrective or preventive action, including, without limitation recall or field correction of a Product required by a governmental agency for safety reasons, or requested by AMS, which is the result of AMS's failure to supply Products that (1) conform in all material respects to the applicable published specifications or (2) are free from defects in material and workmanship, AMS agrees to repair or replace at its own cost all Products subject to the corrective or preventive action and previously delivered to Distributor. AMS also agrees to consult with Distributor to establish a reasonable process for managing the corrective or preventive action and AMS shall be responsible for all reasonable out-of-pocket expenditures incurred by Distributor (including, but not limited to shipping costs, labor and travel costs) that are consistent with the corrective or preventive action process agreed to by the Parties. In the event the corrective or preventive action is not required by a governmental agency for safety reasons, but is instead requested by AMS at its sole discretion, AMS will be responsible for determining the scope of such action, including the number of units, timeframe for the action, criteria for completion. In such event AMS shall be liable for the cost of repair or replacement and reimbursement of costs to Distributor as set forth above. Distributor agrees to maintain all necessary sales records to facilitate the corrective or preventive action.

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

ARTICLE 20. PRODUCT STEWARDSHIP

     20.1 AMS shall accept back, free of charge, any material including the Products and packaging returned freight prepaid by Distributor from any country that legally requires product take back from the user at the end of product life.

     20.2 AMS shall, upon request, provide available environmentally related information regarding materials included in Products and packaging that AMS ships to Distributor including material safety data sheets.

ARTICLE 21. FORCE MAJEURE

     No Party to this Agreement shall be liable for failure or delay of performance of any of its obligations hereunder if such failure or delay is due to causes beyond its reasonable control including, without limitation, natural disasters, fires, earthquake or storm, strikes, failures of public utilities or common carriers, acts of war, or intervention, acts restraints or regulations of any governmental authority including compliance with any order of any governmental considerations; provided that any such delay or failure shall be remedied by such Party as soon as possible after removal of the cause of such failure. A Party suffering such delay or which expects to suffer such delay shall promptly notify the other Party in writing of the cause and expected duration of such delay. In the event a delay lasts or is expected to last more than sixty (60) days the other Party shall have the option to terminate this Agreement upon written notice.

ARTICLE 22. CONFIDENTIALITY AND COMPETITION

     22.1 The Parties hereby undertake to treat as strictly confidential, even after the Agreement has terminated, each other's trade secrets and non-public information. The receiving Party shall not use such information for any purpose other than as contemplated under this Agreement, without the disclosing Party's prior written consent. Both Parties agree to keep in confidence the terms and conditions of this Agreement (the Parties shall provide a copy of this Agreement to Datex-Ohmeda who shall keep the terms and conditions of this Agreement in confidence). The obligations of this Article shall extend until and terminate upon the third (3rd) anniversary of the date of termination of this Agreement.

     22.2 Distributor agrees that it shall [**]. Notwithstanding the aforesaid, the Distributor may purchase, promote, represent, sell or otherwise deal with the current and future products of Datex-Ohmeda and/or its Affiliates. Any non-compete provisions regarding the Datex-Ohmeda and/or its Affiliates products shall be null and void and non-binding on Distributor. [In case the distribution agreement in question affects the trade within the EU/EEA, and the distribution

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     agreement is non-exclusive, no non-competition clauses may be added to the agreement.]

ARTICLE 23. INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY

     AMS agrees to indemnify and hold harmless and defend at its own expense Distributor and its Affiliates from and against any and all liabilities, claims, demands, damages, costs and expenses or money judgements (including legal fees) incurred by or rendered against Distributor and its Affiliates arising from claims of infringement of copyright, patents, trade marks, industrial designs or other intellectual property rights issued or subsisting under the laws of the country in which Distributor distributes the Products under this Agreement, if notified promptly in writing and given, at AMS's cost, information, assistance and sole authority to defend or settle the same. In case said Product is in such suit held to infringe and the use or sale of said Product is enjoined, or in the case of a settlement as referred to above, AMS shall have the option at its own expense, to procure for Distributor the right to continue using or selling said Product, or replace same with a non-infringing Product, or modify same so it becomes non-infringing; in the event that none of the previous options are commercially feasible, then AMS shall grant a refund to Distributor of the price paid by Distributor for any of such Products returned to AMS by Distributor. Notwithstanding anything to the contrary above, in no event shall AMS have any liability under this Section 23 for any such claims resulting from (a) modifications to the Products by Distributor where the unmodified Products do not infringe, (b) the combination of the Products by Distributor with other products not provided or accepted (whether explicit or implicit acceptance) by AMS where the non combined Products do not infringe, or (c) use of the Products by Distributor for purposes for which they were not intended. The foregoing states the entire liability of AMS for infringement by Products furnished herein.

ARTICLE 24. INDEMNITY AND LIMITATION OF LIABILITY

     24.1 AMS shall indemnify Distributor and its Affiliates from and against any and all liabilities, claims, demands, damages, costs and expenses or money judgements (including legal fees) incurred by or rendered against any of them from third party claims or actions for personal injury or property damage which arise out of a defect due to defective design, parts, packaging, labeling, instructions,faulty workmanship or materials of Products of which AMS is the manufacturer or is the Party responsible for failure to warn except to the extent that such personal injuries or property damage arise out of Distributor's (or its Affiliates) negligence or breach of this Agreement (as set forth in herein).

     24.2 EXCEPT AS PROVIDED HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND WHATSOEVER INCLUDING BUT NOT LIMITED TO LOST

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     PROFITS, IN CONJUNCTION WITH OR ARISING OUT OF THE PERFORMANCE UNDER THIS AGREEMENT OR THE USE OR PERFORMANCE OF PRODUCTS AND SUPPORT SERVICES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CONSEQUENTIAL LOSS FOR THE PURPOSES OF THIS AGREEMENT SHALL MEAN AND INCLUDE WITHOUT LIMITATION OF THE GENERAL STATEMENT EARLIER APPEARING, IN EACH CASE WHETHER ARISING IN TORT OR CONTRACT AND INCLUDING IN EACH CASE
     NEGLIGENCE:

               (a) LOSS OF PROFITS;
               (b) LOSS OF CONTRACTS;
               (c) LOSS OF ANTICIPATED SAVINGS;
               (d) LOSS OF DATA;
               (e) LOSS OF BUSINESS;
               (f) LOSS OF GOODWILL;
               (g) LOSS OF REVENUE.

     24.3 The above limitation of liability shall not apply to damages with respect to the indemnity for the infringement of intellectual property rights as provided in Article 23.

     24.4 This indemnity shall not be affected or terminated by reason of termination or expiration of this Agreement.

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

ARTICLE 25. INSURANCE

     Upon request, AMS shall provide evidence of product liability, general liability and property damage insurance against an insurable claim or claims, which might or could arise regarding AMS products purchased from AMS. Such insurance will contain a minimum limit of liability for bodily injury and property damage of not less than [**] US$.

ARTICLE 26.  APPLICABLE LAW AND DISPUTE RESOLUTION

     26.1. This Agreement and the Orders, acknowledgements of Orders and sales contracts thereunder are to be construed, governed by and interpreted in accordance with the laws of the Netherlands.

     26.2 Prior to taking any action as provided in Clause 26.3 below, the parties shall attempt to resolve any claim or controversy arising out of this Agreement by way of amicable negotiations within a reasonable period not to exceed thirty (30) days after the date of a notice from either party to the other describing such claim or controversy.

     26.3. All disputes between Aspect and Distributor arising out of or relating to this Agreement shall be finally resolved by arbitration by one arbitrator conducted in the English language in the Netherlands under the commercial arbitration rules of the United Nations Commission on International Trade Law. The arbitrator shall be appointed by the Netherlands Arbitration Institute, Rotterdam. The arbitration costs will be decided by the arbitrator. Notwithstanding anything contained in this Section to the contrary, each party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party, in order to enforce the instituting party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

     26.4. Judgement upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     26.5. Notwithstanding the aforesaid, any dispute regarding a Party's need to protect or enforce any patent, trademark, copyright or other intellectual property right, confidential information or trade secrets, or as part of litigation commenced by a third party shall allow the Party to undertake legal proceedings in the Court of a Party's domicile, main place of business or other appropriate Court.

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

ARTICLE 27. ADMINISTRATION AND NOTICES

     Any notices pursuant to this Agreement shall be sent to the address(s) specified in Exhibit 3- General Provisions.

     This agreement has been signed in three copies, one for the Distributor, one for AMS, and one for Datex-Ohmeda.

     By signing this document, the Parties below indicate their Agreement with and acceptance of this Agreement, including all Exhibits.


     SIGNATURES

      For Aspect Medical Systems





      -----------------------------------    -----------------------------------
      Authorized Representative Signature    Authorized Representative Signature


      Name:                                  Name:

      Title:                                 Title:


                         ------------------------------
                         ------------------------------


                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     EXHIBIT 1 - PRODUCTS AND PRICES

     (A) BIS SENSOR PRICES:

------------------------------------------------------------------------------------
     [**]                                               BIS SENSOR PRICE
------------------------------------------------------------------------------------
     [**]                      [**]                     Period covered:
------------------------------------------------------------------------------------
     Low           high          Low          high       thru          2002 and
                                                         December      subsequent
                                                         31, 2001      years
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]          [**]      [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]          [**]         [**]          [**]                    [**]
------------------------------------------------------------------------------------
         [**]                       [**]                                  [**]
------------------------------------------------------------------------------------

             TBD: to be established by managers of Alliance

     (B) A2000 - BIS monitor prices:

               [**]                     price

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

               [**]                     $[**]

        PRICE OF A2000 [**]      DEMO UNITS:  $[**]

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     EXHIBIT 2 - TERRITORIES

     ---------------------------------------------------------------------------
     The following Exhibit is attached to and form part of the Distribution Agreement between AMS and DATEX-OHMEDA
     ---------------------------------------------------------------------------

     Herein, the Territories are established for the above referenced Agreement.

              ---------------------------------------------
                   REGIONS
              ---------------------------------------------

              ---------------------------------------------

              ---------------------------------------------

              ---------------------------------------------

              ---------------------------------------------


                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     EXHIBIT 3 - GENERAL PROVISIONS

     ---------------------------------------------------------------------------
     The following Exhibit is attached to and form part of the Distribution Agreement between AMS and DATEX-OHMEDA
     ---------------------------------------------------------------------------

     Any notice pursuant to this Agreement should be sent certified mail to the Address(s) below:

     DATEX-OHMEDA

     AMS's address

     Ship-to address for Products from AMS to DATEX-OHMEDA:

     Invoice-to address for Products from AMS to DATEX-OHMEDA:

     For information concerning this Agreement, contact the appropriate person below:

--------------------------------------------------------------------------------
AMS COMPANY ROLE:             NAME:             LOCATION:        PHONE NUMBER:
--------------------------------------------------------------------------------
VP SALES INTERNATIONAL    Simon Theobald       Netherlands     0031-71-572-5935
--------------------------------------------------------------------------------
QUALITY/ REGULATORY       Christine Morgida    Newton, Mass    617 559 7000
ASSURANCE MANAGER
--------------------------------------------------------------------------------
SERVICE TECHNICAL         Tom Tramontano       Newton, Mass    617 559 7000
SUPPORT MANAGER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DATEX-OHMEDA ROLE:            NAME:             LOCATION:        PHONE NUMBER:
--------------------------------------------------------------------------------
ALLIANCE MANAGER
--------------------------------------------------------------------------------
QUALITY/REGULATORY
ENGINEER
--------------------------------------------------------------------------------
SERVICE TECHNICAL
SUPPORT MANAGER
--------------------------------------------------------------------------------
ORDER FULFILLMENT
ENGINEER
--------------------------------------------------------------------------------
PRODUCT MANAGER
--------------------------------------------------------------------------------
PROGRAM MANAGER
--------------------------------------------------------------------------------

                                  Confidential

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT

     EXHIBIT 4 - PRODUCT SUPPORT REQUIREMENTS

     ---------------------------------------------------------------------------
     The following Exhibit is attached to and form part of the Distribution Agreement between Aspect Medical Systems and DATEX-OHMEDA
     ---------------------------------------------------------------------------

     The following Exhibit establishes the support requirements for the A-2000 Monitoring System covered by this Agreement.

1. GENERAL SUPPORT STRATEGY: The support strategy consists of [**] at the Newton, MA facility or by DATEX-OHMEDA in the field.

2. FAILURE RATE: The expected failure rate of the installed base per month for the Monitoring System is [**]% and for the Converter is [**]%.

3. MEAN TIME TO REPAIR: The average labor time to repair [**] a monitor is [**].

4. AVERAGE PARTS COSTS PER FAILURE: The average parts cost per repair [**] is the price of the power board in Exhibit 1.

5. PARTS AVAILABILITY: AMS will provide spare parts within [**] of receipt of order.

6. RESPONSE TIME: AMS will use reasonable efforts to respond to escalated customer issues within [**].

7. REPAIR PARTS INVENTORY: AMS recommends spare parts stock of [**] boards and[**]displays for every [**] monitors sold.

                                  Confidential

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

APPENDIX 3  - LIST OF ASPECTS CURRENT DISTRIBUTION AGREEMENTS

1 [**] in all areas [**] by special arrangement. Agreement is currently re-negotiated, maintaining "access" [**]
2 [**]by agreement only to areas [**] exclusive discussions/negotiations to re-define "access to"/distribution [**]
3  All independents and some other [**] distributors below [**]
4 Standard contract paragraph 8.2, re: contract renewal applies (see separate attachment)

COUNTRY DISTRIBUTION STATUS

--------------------------------------------------------------
COUNTRY   DISTRIBUTOR        OEM OR   YES/NO    RESOLUTION BY:
                        INDEPENDENT
                           CONTRACT
--------------------------------------------------------------

--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                                            [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                 [**]                       [**]
--------------------------------------------------------------
   [**]          [**]          [**]                   [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]                   [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]   [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                 [**]                       [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]                   [**]
--------------------------------------------------------------
   [**]          [**]          [**]                   [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                 [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]   [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                 [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                                                      [**]
--------------------------------------------------------------

[**]


MASTER DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

--------------------------------------------------------------
COUNTRY   DISTRIBUTOR        OEM OR             RESOLUTION BY:
                        INDEPENDENT
                           CONTRACT
                                                YES/NO
--------------------------------------------------------------

--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]                                 [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]   [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]                                 [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]                                 [**]
--------------------------------------------------------------
   [**]          [**]                                 [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------

[**]General:
1 No activity [**]
2 [**]
3 [**] (see notes)
4 [**]

MASTER DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

--------------------------------------------------------------
COUNTRY   DISTRIBUTOR        OEM OR             RESOLUTION BY:
                        INDEPENDENT
                           CONTRACT
                                                YES/NO
--------------------------------------------------------------

   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------

   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                               [**]
--------------------------------------------------------------
                 [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------

   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                 [**]          [**]         [**]      [**]
--------------------------------------------------------------
   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------
                 [**]
--------------------------------------------------------------

   [**]          [**]          [**]         [**]      [**]
--------------------------------------------------------------

   [**]          [**]          [**]         [**] [**]
--------------------------------------------------------------

                               [**]
--------------------------------------------------------------
   [**]          [**]                       [**]      [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------

   [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------

   [**]                                               [**]
--------------------------------------------------------------

MASTER DISTRIBUTION AGREEMENT

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     APPENDIX 4 - ASPECT PRODUCTS AND PRICES

     (A) BIS Sensor prices:

----------------------------------------------------------------------------------------------------------------------
          [**]                                                              BIS sensor price
----------------------------------------------------------------------------------------------------------------------
    [**]                       [**]                               period
                                                                  covered:
----------------------------------------------------------------------------------------------------------------------
     low         high          Low           high                 thru 2001       2002      2003       2004      2005
----------------------------------------------------------------------------------------------------------------------
         [**]        [**]           [**]         [**]                  [**]
----------------------------------------------------------------------------------------------------------------------
         [**]        [**]           [**]         [**]                  [**]
----------------------------------------------------------------------------------------------------------------------
         [**]        [**]           [**]         [**]                  [**]       [**]
----------------------------------------------------------------------------------------------------------------------
         [**]        [**]           [**]         [**]                  [**]       [**]      [**]
----------------------------------------------------------------------------------------------------------------------
         [**]        [**]           [**]         [**]                             [**]      [**]       [**]
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         [**]        [**]           [**]         [**]                             [**]      [**]       [**]      [**]
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         [**]        [**]           [**]         [**]                                       [**]       [**]      [**]
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         [**]        [**]           [**]         [**]                                                  [**]      [**]
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         [**]                       [**]                                                                         [**]
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

     (B) A2000 - BIS monitor prices:

         [**]                      price

         [**]                      $[**]
         [**]                      $[**]
         [**]                      $[**]
         [**]                      $[**]
         [**]                      $[**]
         [**]                      $[**]

         Price of A2000 [**]

         Demo units:      $[**]


MASTER DISTRIBUTION AGREEMENT

Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                            OEM - PURCHASE AGREEMENT
                                 FOR [**] SENSOR

This Agreement is made between Datex-Ohmeda Division, Instrumentarium Corporation, with offices at Kuortaneenkatu 2, FIN-00031 Datex-Ohmeda, Finland, fax no +358 10 394 3327 (hereinafter referred to as "D-O"), and Aspect Medical Systems Inc, with offices at 141 Needham Street, Newton, MA 02464, USA fax no +1 617 559 7400 (hereinafter referred to as "Aspect") (D-O and Aspect each being a "Party", and collectively the "Parties"). The Parties hereby agree as follows:

0.   Definitions.

"Affiliate" shall mean, with respect to any specified party, any other legal entity that directly or indirectly controls, is controlled by or is under common control with, such specified party.

"Aspect Products" shall mean collectively the [**] Sensor, Sensor Connector, Cable Connector and the [**].

"Aspect's Bispectral Index" or "BIS" is Aspect's proprietary processed EEG parameter that measures the hypnotic effects of anesthetic and sedative agents on the brain during surgery.

"[**]" or "[**]" is Datex-Ohmeda's proprietary processed [**] that measures the [**] effects of [**] on the [**].

"BIS Sensor" means a single use disposable sensor manufactured by Aspect for use with the A-2000, the D-O BIS Module, or with the Aspect BIS Module Kit and that is required to generate Aspect's Bispectral Index.

"Cable Connector" shall mean the mating connector to the Sensor Connector which are to be used with the [**] Sensor.

"[**] Sensor" means a [**] sensor manufactured by Aspect including the Sensor Connector for use with [**] that incorporate level-of-consciousness monitoring technology [**].

"D-O Patient Monitors" means any patient monitoring system, standalone monitor, or module, manufactured by or for D-O that displays D-O's Index and certain EEG data (waveforms, numerics, status info), and provides setup and operation information (user interface), alarming, and network connectivity.

"D-O BIS Module" is the sum of all components involved in integrating the BIS with D-O Patient Monitors.

"Sensor Connector" shall mean the connector to be used with the [**] Sensor.

[**]"means the Aspect technology which may be [**] with the [**] Sensors.

1.   Purchase and Sale Obligations; Licenses

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


1.1 (a) For the term of this Agreement, subject to the terms and conditions of this Agreement and subject to Aspects ability to supply the requested quantities of disposable sensors that meet the mutually agreed technical specifications and level of quality for such sensors, [**], including, but not limited to, the [**] Sensor. The purchase prices for [**] Sensors based on Aspect's Zip Prep(TM) technology are listed in Appendix 1 ([**] Sensors: Price List). The parties acknowledge that the [**] Sensor may be [**] and that prices for such sensor will be mutually agreed upon. Notwithstanding anything to the contrary above, the [**] specified in this Section 1.1(a) shall terminate when neither D-O nor any D-O Affiliate is [**] defined in the Master Distribution Agreement entered into by the Parties on even date herewith.

1.1 (b) Aspect shall not provide [**] Sensors either directly or indirectly to any third party unless requested to do so by D-O during the term of this Agreement and thereafter.

1.2 Subject to this Agreement, Aspect shall supply to D-O only such [**] Sensors that conform to the mutually agreed technical specifications. Included in these specifications is the requirement that the [**] Sensors [**] [**], and that [**] Sensors [**]. Similarly, it is agreed by both Parties that Aspect BIS Sensors [**]. Aspect BIS Sensors will [**]. Aspect is aware that the [**] Sensors are used as a part of or in connection with medical devices and that D-O has high quality demands for any products it purchases. Aspect responsibilities for maintaining quality control and quality of [**] Sensors are specified in
Section 6 hereof. Neither party shall have the right to amend or alter the mutually agreed technical specifications without the prior written approval of the other party.

During the term of this Agreement Aspect agrees that D-O and its Affiliates may purchase the Cable Connectors [**]. Aspect shall keep D-O informed of the manufacturer of the Cable Connector. If the Cable Connector manufacturer is not able to manufacture sufficient quantities of Cable Connectors for [**] using the tooling and molds used for Aspect's requirements of Cable Connectors or if the Cable Connectors are different than the cable connectors sold for use with Aspect's products, [**] shall pay the manufacturer to acquire additional tooling and molds to manufacture the Cable Connectors for D-O.

During the term of this Agreement Aspect hereby grants to D-O and its Affiliates a non-exclusive, non-transferable (except as provided in Section 15.9), perpetual, irrevocable and royalty-free worldwide license, without the right to sublicense, the right for D-O, its Affiliates, distributors and sub-distributors to sell, market and distribute the Sensor Connectors and/or Cable Connectors to be used with the [**] Sensor.

1.3 Each Party may, in its discretion, cause some of its obligations under this Agreement to be performed, and permit some of its rights hereunder related to the same to be exercised, by one or more of its Affiliates. Each Party agrees that, without requiring evidence of assignment or delegation of authority, it will accept performance of obligations by the other Party's Affiliate. Each Party will accept and honour demands for performance of it's obligations hereunder made by the other Party's Affiliate.

1.4 In the event the use of Aspect's [**] is required by D-O, and/or its OEM-customers and/or their distributors to interface the [**] Sensor to D-O Patient Monitors, Aspect hereby grants to D-O and its Affiliates a non-exclusive, non-transferable, perpetual, and royalty-free worldwide license, without the right to sublicense to use [**] provided by Aspect and [**] for purposes of interfacing the [**] Sensor to D-O Patient Monitors and to D-O, its Affiliates, distributors and/or sub-distributors to distribute object code versions of [**] for use with [**]Sensors.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

1.5 D-O shall not disclose, furnish, transfer, distribute or otherwise make available [**] or any portion thereof in any form to any third party (other than making the use of [**] available to purchasers of [**] Sensors and to D-O's distributors, sub-distributors and Affiliates that are distributing the [**] Sensors) and shall not duplicate [**] or any part thereof (other than for D-O's internal use) except as permitted under Section 12.4 of this Agreement.

1.6 Title to and ownership of any and all proprietary rights in or related to [**] shall at all times remain with Aspect and/or its licensor(s). Nothing in this Agreement shall be construed as a sale of any rights [**]. All references in this Agreement to sale, resale or purchase of the [**] Sensors or the components thereof, or references or like effect, shall, with respect to the [**] mean licenses or sublicenses of the [**] pursuant to this Section 1.6.

2.   ESTIMATED PURCHASES

2.1 Forecasts. At least quarterly, D-O shall submit to Aspect forecasts of its anticipated monthly requirement of the [**] Sensors for the subsequent twelve
(12) months. The purchase forecasts are not binding on D-O.The forecasts shall be provided in good faith. Aspect shall notify D-O of its inability to supply according to D-O's forecasts no later than five (5) weeks prior to the forecast date of shipment and in such case shall inform D-O of the maximum amount it is able to supply.

3.   ORDERS

3.1 Parties to Sales. Unless expressly otherwise agreed, all sales under this Agreement shall be between Aspect as seller and D-O as purchaser.

3.2 Purchase Orders. Every purchase order given by D-O ("Order") is deemed to be a separate purchase contract under the terms of this Agreement. Aspect will accept orders if they are placed by D-O under agreed prices and other conditions of this Agreement to the extent orders are made within the scope described in
Section 3.3.

3.3 Order Acknowledgements. D-O Orders shall be acknowledged by Aspect within five (5) working days after receipt of the Order, provided that the Order conforms to this Agreement and that the requested delivery time is within the agreed lead time and the quantity ordered does not exceed by more than [**] percent ([**]%) the quantity of such [**] Sensors ordered in any of the three
(3) preceding months.

3.4 Cancellation Charges. In the event of the cancellation of any Order by D-O, Aspect has the right to charge cancellation charges based on actual damages caused to Aspect. The maximum amount of damages may not however exceed the following charges listed below.

The cancellation charges are based on the number of days prior to scheduled delivery date that written notice of cancellation is received by Aspect, as outlined below:

[**] weeks prior to acknowledged delivery                 [**]
[**] weeks prior to acknowledged delivery                 [**]% of order value
[**] weeks prior to acknowledged delivery                 [**]% of order value
[**] weeks prior to acknowledged delivery                 [**]% of order value
[**] week prior to acknowledged delivery                  [**]% of order value

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


3.5 Lead Times. Lead Times for [**] Sensors are expected to be less than [**]. In the event raw materials unique to the [**] Sensor purchased by Aspect to meet D-O's forecast of its anticipated requirements for [**] Sensors within the lead time specified in this Section 3.5 are not utilized by Aspect because D-O's actual orders are less than forecast, D-O shall reimburse Aspect for the costs of its excess inventory up to the quantity which does not exceed the quantity forecasted and up to the amount of the purchase price of the raw materials provided that the seller of such raw materials does not repurchase such raw materials from Aspect.

3.6 Orders in Excess of Forecasts. If D-O requests deliveries that exceed the limits indicated in Section 3.3, D-O may make such additional orders of the [**] Sensors and Aspect shall exercise reasonable commercial efforts to deliver the [**] Sensors so ordered within the delivery time requested by D-O No contract shall be deemed to have been entered into between Aspect and D-O unless and until Aspect has confirmed the respective order in writing. Aspect agrees to indicate its approval or refusal of D-O's additional purchase orders within five
(5) working days from the receipt thereof.

4.   DELIVERIES

4.1 Unless expressly otherwise agreed in writing, all orders shall be delivered by Aspect FCA Newton, Massachusetts (Incoterms 2000).

4.2  Aspect shall notify D-O of any anticipated delivery problems in advance.

4.3 In the event that delivery of a shipment is delayed by more than [**] from the specified delivery time for causes other than force majeure (as described in Section 14) or an act or omission on the part of D-O, D-O is [**] as follows.

The [**] shall be [**] in case there is [**] caused to D-O at [**] the purchase price [**]. However the [**] shall [**] the purchase price. If only a part of the [**] Sensors to be delivered as one shipment is delayed, the [**] purchase price which is attributable to the [**] Sensors that cannot in consequence of the delay be taken into use by D-O. If the delay in delivery is such that D-O [**] and the [**] Sensors are still not delivered, D-O may in writing demand delivery within a final reasonable period [**]. Such [**] shall be [**] by D-O by [**] amounts otherwise owed to Aspect by D-O.

If Aspect does not deliver within such final period then D-O shall be entitled to terminate the respective delivery contract and cancel all the outstanding binding orders. In such event D-O's obligation to reimburse the amount of the purchase price of the raw materials (as more closely specified in Section 3.5) shall not be applied.

4.4 If [**] Sensors delivered by the Aspect do not conform to this Agreement as to quality and D-O's order as to quantity, D-O shall be entitled to reject such non-conforming [**] Sensors. Aspect shall within [**] weeks after notification of the rejection, at its option and expense, either repair or replace properly rejected [**] Sensors. Aspect shall pay all transportation charges of properly rejected [**] Sensors. The delivery of the Products shall be considered delayed in accordance with Section 4.3 if Aspect has not delivered the repaired or replacement [**] Sensors and D-O has not received them (DDP Incoterms 2000) in agreed quantities and in full conformance with this Agreement within [**] weeks of the notification of rejection.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


4.5 The [**] Sensors shall be packed, marked and labelled by Aspect in accordance with the reasonable instructions given by D-O. In case no instructions have been given, the [**] Sensors shall be packed with due care to avoid damages during shipment.

5.   PRICES AND TERMS OF PAYMENT

5.1 (a) Aspect shall sell and D-O shall purchase the [**] Sensors during the calendar year at the prices set forth in Appendix 1. The parties have agreed to initiate at least once a year discussions on market conditions and trends as well as [**] Sensors.

(b)  In addition, the Parties will meet and discuss the [**]

(c) In the event that the [**] of the sensors sold [**] to end users in the [**] percent ([**]%), if Aspect wished to retain the [**] obligations of D-O set forth in Section 1.1(a), Aspect shall [**] the [**] Sensors [**].(For example, the if [**] of the Aspect [**] and the [**] to [**], then Aspect shall [**] the [**] Sensors by [**]). In case Aspect [**] as set forth in this Section, t[**].

(d) Aspect shall allow an independent certified public accountant engaged by D-O to examine its records to determine compliance with Section 5.1 (c). Any examination shall be at the expense of D-O, shall occur during regular business hours at Aspect's offices and shall not interfere unreasonably with Aspect's regular activities. D-O shall give Aspect at least thirty (30) days notice of the date of each such examination and the name of the accountant who will be conducting the examination. In case Aspect has elected to retain exclusivity as provided in Section 5.1(c) and the audit reveals that there is any non-compliance in the pricing, Aspect agrees change its pricing in order to comply with this Agreement and refund any excess priced paid by D-O to Aspect within fourteen (14) days of the date of the examination report, which details such non-compliance. In the event the non-compliance of the pricing exceeds five percent (5%) or more, Aspect shall pay the costs of such examination.

5.2 [**] Purchases. If the prices are given in several levels corresponding to [**]the [**] Sensors to be purchased [**], the price level to be applied shall be [**] given as specified in Section 2.1 multiplied [**]. If [**] D-O changes its purchase schedule so that the amount actually purchased [**] corresponds to another price level, any difference, whether increase or decrease, in the [**] Sensors ordered [**] shall be calculated and compensated [**] of the [**].

A[**] costs incurred by Aspect in connection with development of the [**] sensor, including graphic design, translation costs, costs of producing prototype sensors, unique tooling and molds, etc.[**]Aspect's engineering costs associated with development of [**] Sensors shall be billed at Aspect's standard rate, currently US $[**]/hr. Aspect agrees to provide lump-sum quotations for various alternatives. [**] is required for all NRE costs. Ongoing engineering support requested by D-O for purposes of modifying the [**] Sensor, and for which [**] has been provided, shall be paid [**] based on Aspect's standard billing rates, which are currently US $[**] per hour. Aspect shall have the right to change such rates charged [**] by no more than the average percentage change in the wage level of the engineering support staff, but not more than [**] percent ([**]%) per year during the term of this Agreement.

5.3 Unless expressly otherwise agreed in writing, payment for all [**] Sensors shall be made by D-O in the currency specified in Appendix 1 by SWIFT transfer within [**] from shipment date of the [**] Sensors to D-O's premises or such other destination as may have been specified in the Order, provided that the quality and quantity of the [**] Sensors delivered conforms to this Agreement and the respective Order. Any late payments shall bear interest at the rate of one percent (1%) per month.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


6.   QUALITY ASSURANCE

6.1 Aspect shall maintain quality control procedures in compliance with the requirements of the following quality systems ISO 9001, EN 46001, US GMP 21 CFR 820 ("the US GMP") and the Council Directive 93/42/EEC concerning medical devices promulgated by the Council of the European Communities as amended ("the MDD").

6.2 Aspect's quality assurance and test plan will be submitted to D-O for approval. From time to time, Aspect may make changes to its test plan. Any such changes will also be submitted to D-O for approval. D-O agrees to not unreasonably withhold its approval. If requested by D-O, Aspect shall provide D-O with appropriate documents evidencing that the [**] Sensors comply with the requirements of the MDD and US GMP and any applicable product standards.

6.3 Aspect shall test or have tested for them on a sampled basis the [**] Sensors before they are delivered to D-O to ensure that defective [**] Sensors will not be delivered. A certificate of compliance, certifying compliance with this Section 6.3, signed by an Aspect employee (e.g. a quality inspector) will be supplied with each shipment. The representative of D-O may participate in such tests. The test reports shall be kept on file for a period of [**] years from the date of manufacture. Test reports will be provided upon request of D-O.

6.4 D-O reserves the right, by itself or through its appointed representative, during regular business hours and following reasonable notice to Aspect, to inspect Aspect's physical facilities and Aspect's quality control procedures in order to assure compliance with the Specifications, quality requirements and other applicable standards. In the event that D-O determines that the quality procedures applied by Aspect are insufficient as to ensure consistent acceptable quality, D-O shall specifically inform Aspect thereof Aspect agrees to undertake any such corrective measures without delay. Aspect agrees to take all appropriate measures in order to ensure compliance of its sub-suppliers with the foregoing.

7.   REGULATORY REQUIREMENTS

7.1.1 Aspect agrees to deliver to D-O all information reasonably required by D-O to get and maintain regulatory approvals including but not limited to the MDD CE marking and the US FDA 510(k) for the [**] Sensor.

7.1.2 The Parties confirm that in relation to the MDD requirements D-O shall be regarded as manufacturer of [**] Sensors. Aspect warrants that the [**] Sensors conform to the requirements established in the MDD and will affix, if appropriate, the CE mark to all the [**] Sensors and packaging. D-O agrees that the appropriate labelling of the [**] Sensors and the obtaining of registrations, tests and/or approvals from relevant authorities, where necessary, is the responsibility of D-O and will be done at D-O's cost. D-O shall, during the term of this Agreement, keep all regulatory approvals for the [**] Sensors in full force and effect at D-O's expense. Any act or notifications of authorities, that might lead to cancellation or modification of such approvals, shall be immediately communicated to Aspect in writing and the Parties shall jointly agree on appropriate corrective measures.

7.2 D-O shall fully comply with all applicable laws and regulations of the competent jurisdiction in the territories in which D-O will sell the [**] Sensors. In particular, D-O shall ensure that the [**] Sensors as well as D-O's activities in relation thereto conform to all legislation, rules, regulations and statutory requirements existing from time to time and Aspect shall ensure that its activities in relation to this Agreement conform to all legislation, rules, regulations and statutory requirements existing from time to time.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


7.3 Each Party shall be responsible for record keeping under US regulations such as 21 CFR Part 803, the European Union MDD regulations and under the record keeping requirements of any other country as may be applicable. If required by the laws or regulations of any country, each Party shall notify the other Party on a quarterly basis, of complaints received relating to [**] Sensors sold by Aspect to D-O and/or its Affiliates. If either Party becomes aware of an event where there is reasonable suspicion that [**] Sensors contributed to or caused a death or serious injury or an event where a [**] Sensor malfunctioned and, if that malfunction occurred again, it could cause death or serious injury, such Party shall use its best efforts to give such notice to the other Party orally within twenty-four (24) hours from the receipt of such complaint or becoming aware of such event and shall use its best efforts to confirm such notice by telefax within twenty-four (24) hours after giving oral notice.

7.4 Each Party shall be responsible for reporting under US reporting requirements such as 21 CFR Part 803, the European Union reporting requirements and under the reporting requirements of any other country as may be applicable. Before submitting a report involving [**] Sensors , the reporting Party shall use its reasonable efforts to notify the other Party with any information relating to any incident involving [**] Sensors. Copies of such reports shall be sent to the other Party without delay. If FDA or other authorities contact either Party to inquire about or investigate the [**] Sensors sold under this Agreement, the contacted Party, unless required to maintain confidentiality by such authorities, shall inform the other Party immediately thereof. The Parties shall co-operate closely to clear any regulatory issues or potential regulatory issues promptly.

7.5 Sections 7.2 to 7.4 above shall remain in effect even after the expiration of this Agreement.

8.   WARRANTY AND LIABILITY; DIVISION OF LIABILITY, RECALLS

8.1 In addition to and not in limitation of any other provisions of this Agreement, Aspect represents and warrants that the [**] Sensors shall be manufactured in accordance with Sections 6 and 7 above, shall be free from defects in design, material and workmanship for the periods set forth in Section
8.3 below, and shall conform to the applicable specifications for the periods set forth in Section 8.3 below. Aspect agrees to remedy any defect in the [**] Sensors supplied by Aspect resulting from faulty design, materials or workmanship or non-conformance with the specifications and quality requirements specified in this Agreement in accordance with the provisions of this Section 8 other than defects resulting from a D-O design made by D-O.

8.2  On receiving D-O's notice of a defect covered by the provisions of this
Section 8, Aspect shall at no cost to D-O either deliver a replacement of the defective [**] Sensors or repair or have the [**] Sensors or parts in question repaired.

8.3 Aspect's obligation set forth in Section 8.1 shall apply only to defects appearing within a period of [**] months from the date of manufacture of the [**] Sensor. Aspect agrees to ship only such [**] Sensors that have a shelf life of at least [**] months. Any repaired or replaced [**] Sensors or part thereof shall be subject to such obligations for the greater of the remainder of the original period specified in this Section 8.3 or [**] days.

8.4 Aspect has no obligation under this Agreement to make repairs of any [**] Sensor or part thereof which has been subjected to any detrimental exposure, or has been involved in an accident or has otherwise been handled or stored improperly.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


8.5 (a) Aspect shall indemnify, defend and hold D-O, its Affiliates, distributors, sub-distributors (collectively, the "D-O Indemnified Parties") harmless from and against any and all liability, loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees) which such D-O Indemnified Parties may incur, suffer or be required to pay as a result of any property damage, injury, illness or death of any person arising out of or in connection with the marketing, distribution, use, sale or lease by the D-O Indemnified Parties of any Aspect Products to the extent any such claim relates to (i) the design (to the extent that the design was not provided by D-O), manufacture or use of such Aspect Product (including any component thereof), or
(ii) the failure of such Aspect Product to comply with applicable product specifications or other similar information provided to D-O by Aspect, or (iii) any incorrect or inadequate warning labels or instructions that are or should be incorporated into or accompany (or should accompany) such Aspect Product, or (v) any failure by Aspect to provide correct and adequate warning labels or instructions relating to the use, handling or function of such Aspect Product. D-O shall provide Aspect with prompt written notice of any such claim or claims. Upon receipt of Aspect's acknowledgement of its obligation to indemnify, defend and hold harmless the D-O Indemnified Parties against any such claim, D-O shall permit Aspect to assume the defence of such claim or claims and shall provide to Aspect, at Aspect's expense, such information and assistance as Aspect may reasonably require with respect to such claim; provided that Aspect shall not consent to any injunction against D-O or any other D-O Indemnified Party other than an injunction prohibiting the manufacture and/or sale of the applicable Aspect Product without first obtaining D-O's prior written consent, which consent shall not be unreasonably withheld or delayed; and provided further that in no event shall Aspect without prior written consent of D-O, settle any claim against any D-O Indemnified Party or consent to the entry of any judgment (1) that contains any admission by or finding against such D-O Indemnified Party other than an agreement to discontinue the manufacture and/or sale of the applicable Aspect Product, (2) that includes any relief to the claimant to be provided by D-O other than monetary relief to be paid in full by Aspect, or (3) that does not include as an unconditional term thereof the giving by the plaintiff or claimant to such D-O Indemnified Party a release from all liability in respect of such claim. Should D-O desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively D-O's. In the event that D-O, its Affiliates and distributors cannot continue the distribution of the applicable Aspect Product due to an injunction or an agreement to discontinue the manufacture and/or sale of the applicable Aspect Product, Aspect shall accept return of such Aspect Products from D-O, its Affiliates and distributors and refund the amounts paid to Aspect for such returned Aspect Products. If it is determined that a claim for which Aspect has defended and indemnified D-O was the result of the misuse of the Aspect Product or the use of the Aspect Product in a manner or for a purpose that is contrary to the regulatory approval obtained for such Aspect Product, then D-O shall reimburse Aspect for [**] the out-of-pocket costs and expenses incurred by Aspect in connection with such defense and indemnification. Liability under this Section
8.5 shall be in proportion to each Party's contribution to the acts that gave rise to the liability.

(b) D-O shall indemnify, defend and hold Aspect harmless from and against any and all liability, loss, damages, costs and expenses which Aspect may incur, suffer or be required to pay by reason of the D-O Patient Monitors (other than any [**] Sensors) which results in property damage and/or injury, illness or death of any person if it is established that such property damage and/or injury, illness or death resulted solely from a defect or alleged defect in any design of the [**] Sensors made by D-O or in any D-O Patient Monitors or components (including D-O Patient Monitor's or component's defective or insufficient user's instructions, packing, labels or markings and including an omission and/or negligence of D-O to perform any act which, as between Aspect and D-O was primarily D-O's responsibility) in which any Aspect Product is incorporated to the extent any such claim does not relate to any matter for which Aspect is obligated to provide indemnification under Section 8.5(a) and provided further that Aspect shall inform D-O thereof as soon as it learns of any such property

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


damage and/or injury, illness or death and shall provide D-O reasonable assistance at D-O's cost and shall give D-O the sole control over the defense and settlement of any such claim or claims. Such liability shall be in proportion of each party's contribution to the acts that gave rise to the liability.

8.6 Each Party shall maintain at its cost with a reputable and financially secure insurance company a general third party liability and products liability insurance in an amount as each Party considers to be reasonable. Each Party shall maintain the said insurance for the entire lifetime of the [**] Sensors and D-O Patient Monitors. At a Party's request, the the other Party shall furnish certificates of insurance evidencing such coverage and providing that said insurance will not be materially decreased, altered or cancelled without giving the other party no less than thirty (30) days written notice thereof.

8.7 Aspect shall maintain serial and/or lot number and date of shipment records for all [**] Sensors and D-O shall maintain serial and/or lot number and date of shipment records for all [**] Sensors shipped to end users so that, if necessary for tracing or recall purposes, the manufacturing and delivery of the [**] Sensors can be identified. Each Party shall give its assistance to the other Party in tracing or recall situations by making the records available. Each Party shall promptly make such records available to the other Party if any authority in any country requests such records from such Party.

8.8 In the event that a corrective action (including notifications or recalls) is required with respect to any of the [**] Sensors sold to D-O's customer or an end user that have been incorporated in any of the customer's products and distributed by the customer, and such action (i) is required by Aspect to comply with applicable laws or regulations, (ii) is determined by Aspect in its discretion for a reasonable business purpose or for safety reasons or (iii) is the result of Aspect's failure to supply [**] Sensors that (a) conform in all material respects to the applicable standards or (b) are free from defect in material and workmanship (when given normal, proper and intended usage) other than defects resulting from a design made by D-O, Aspect shall be [**] Aspect agrees to consult with D-O to establish a reasonable process for managing the corrective action and Aspect shall be responsible for all reasonable out-of-pocket expenditure (including shipping and labor costs) incurred by D-O, its Affiliates, distributors and subdistributors if Aspect fails to take such action. In the event that Aspect is required to take such action to comply with applicable laws or regulations or such action is reasonably necessary as determined by D-O in good faith for safety reasons and for the failure of the [**] Sensors to comply with specifications (other than a minor deviation from such specifications) and fails to do so, D-O shall have the right to take such action and Aspect shall [**] in connection with such action by D-O. If it is determined by an arbitrator that such action was not necessary for safety reasons and for the failure of the [**] Sensors to comply with specifications (other than a minor deviation from such specifications), D-O shall [**] in connection with such action.

EXCEPT AS PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES CONCERNING THE USE AND/OR FUNCTIONALITY OF THE ASPECT PRODUCTS OR D-O PATIENT MONITOR AND EACH PARTY HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE ASPECT PRODUCTS OR D-O PATIENT MONITORS, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

9.  TRADEMARKS AND OTHER INTELLECTUAL PROPERTY RIGHTS

9.1 Neither Party shall use or refer to the other Party's name or trademarks in any other form or manner or for any other purpose than what is expressly allowed in this Agreement. All artwork, packages and labels (if any) prepared by either Party in connection with the other Party's name shall be sent to the other Party for approval.

9.2 Neither Party shall be entitled to acquire or retain for its own use any trademarks or trade names owned or generally used by the other Party or any confusingly similar trademarks or names.

9.3 (a) Aspect represents that (i) it has not been determined to be infringing any patents or other rights with respect to any Aspect Products (including any component thereof) and (ii) no person has asserted that the use, manufacture or sale of any Aspect Products (including any components thereof) anywhere in the world infringes any patent or other proprietary right of such person. Aspect shall indemnify, defend and hold harmless the D-O Indemnified Parties against any suit or proceeding, including any costs, damages liabilities and expenses (including, without limitation, reasonable attorney's fees) in connection therewith, brought against such parties arising out of or relating to any infringement or claim of infringement of patents, trademarks, copyrights, or trade secrets by (i) any Aspect Products (including any component thereof), (ii) any portion of any labeling affixed to any Aspect Products, (iii) any operating manuals, instructions for use or packaging for software used in connection with any Aspect Products that accompany such products when shipped. D-O shall provide Aspect with prompt written notice of such claim and also of any suit brought in connection therewith. Upon receipt of Aspect's acknowledgement of its obligation to indemnify, defend and hold harmless the D-O Indemnified Parties against any such claim, Aspect shall be given the right by D-O to defend and/or settle the same, provided, however that in no event shall Aspect without prior written consent of D-O, settle any such claim or consent to the entry of any judgment against D-O (1) that contains any admission by or finding against such D-O Indemnified Party other than an agreement to discontinue the manufacture, use and/or sale of the applicable Aspect Product, (2) that includes any relief to the claimant to be provided by D-O other than monetary relief to be paid in full by Aspect, or (3) that does not include as an unconditional term thereof the giving by the plaintiff or claimant to such D-O Indemnified Party a release from all liability in respect of such claim. Should D-O desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively D-O's.

In the event that Aspect determines that it is likely that such Aspect Products will be found to be infringing products or if the manufacture, use or sale of such Aspect Products is enjoined, Aspect shall, at its expense, replace such Aspect Products with noninfringing products of compatible functionality, specification and use, modify such Aspect Products to make them noninfringing (while maintaining compatible functionality, specification and use) or obtain right for D-O to continue to use and sell such Aspect Products. In the event that none of the foregoing alternatives are reasonably available to Aspect, Aspect shall accept the return of any infringing Aspect Products (and, at D-O's election (which election shall not serve to disclaim or waive any other rights or remedies available to D-O), Aspect shall repay to D-O, or shall provide an appropriate credit to the account of D-O for, all amounts paid by D-O to Aspect in respect of such returned products) and, in addition to any and all other remedies available to D-O, Aspect shall reimburse D-O for any amounts returned by D-O to customers of such infringing Aspect Product up to any amounts paid to Aspect therefor.

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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


The obligations set forth herein shall continue even after the expiration of this Agreement. Aspect shall have no liability or obligation to D-O Indemnified Parties hereunder with respect to any patent, copyright, trade secret or other intellectual property infringement, misappropriation or claim thereof based upon
(i) use of the [**] Sensors by D-O in combination with products or software not specified or provided by Aspect (only to the extent D-O has done so without Aspect's written consent), (ii) modifications, alterations or enhancements of the [**] Sensors not created by or for Aspect, (iii) the use of the [**] Sensors by D-O (or other D-O Indemnified Party) in a manner or for a purpose not specified in the Aspect documentation furnished to D-O where such claim would not have occurred but for such misuse or use, (iv) a design made by D-O, or (v) Aspect's conformance with the written instructions or specifications of D-O. Aspect shall notify D-O if it believes that any use of the Aspect Products in combination with products or software not specified or provided by Aspect, is likely to result in a claim of infringement or misappropriation.

(b) D-O represents that (i) it has not been determined to be infringing any patents or other rights with respect to any components of the D-O Patient Monitors (the "D-O Components") and (ii) no person has asserted that D-O's manufacture or sale of the D-O Components anywhere in the world infringes any patent or other proprietary right of such person. D-O shall defend and hold harmless Aspect against any suit or proceeding brought against Aspect based on a claim that the D-O Components or any part thereof or any aspect of the [**] Sensors designed by D-O constitutes an infringement of any patent or other proprietary right of a third party and against any costs and damages in connection therewith provided that upon any such claim being made against Aspect, D-O shall be notified promptly of such claim and also of any suit brought in connection therewith and shall have the sole right to defend and/or settle the same. The obligations set forth herein shall continue even after the expiration of this Agreement. D-O shall have no liability or obligation to Aspect hereunder with respect to any patent, copyright, trade secret or other intellectual property infringement, misappropriation or claim thereof based upon modifications, alterations or enhancements of the D-O Components or [**] Sensors not created by or for D-O or for other intellectual property infringement, misappropriation or claim arising out of or relating to any infringement or claim of infringement of patents, trademarks, copyrights, or trade secrets by
(i) any Aspect Products (including any component thereof but excluding the design made by D-O regarding the [**] Sensors), (ii) any portion of any labeling affixed to any Aspect Products, (iii) any operating manuals, instructions for use or packaging for software, if any, used in connection with any Aspect Products that accompany such products when shipped.

10.   TOOLS AND MOULDS

10.1 Any equipment and tools provided or paid for by D-O and used in the manufacture of the Aspect Products shall remain the property of D-O. Such equipment or any equipment which D-O has designed or which has been designed for D-O for its purposes and paid for by D-O, may not be used for the manufacture of any other products supplied to anyone else but D-O.

10.2 Aspect shall service and maintain the equipment and tools as necessary for their proper functioning at D-O's expense after receiving D-O's prior written approval.

10.3 Aspect shall store the equipment and tools owned by D-O properly and mark them as D-O's property.

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                Exchange Commission. Asterisks denote omissions.


11.   TRADE SECRETS; CONFIDENTIALITY

11.1 This Agreement and all documents, drawings, manuals and other materials related thereto and transmitted between the Parties shall be treated as confidential by the Parties and their employees and such information shall not be disclosed to any third party. Each Party shall arrange proper filing for specifications and drawings given by the other Party. Any drawings or specifications and all copies thereof shall be returned to the supplying Party after the supplying Party has provided new replacement specifications or drawings. Each Party shall nominate a person in its organization who shall be in charge of the filing and shall inform this person of the confidentiality requirements of this Agreement.

11.2 Within fourteen (14) days after termination of this Agreement the each Party shall return all specifications and drawings of the other Party and all copies thereof (in any media) unless a Party is required to retain such material under applicable laws or regulations. All information consisting of documents, notes and other writings prepared by one Party based on non-public data of the other Party shall be destroyed.

11.3 Each Party shall not, and each Party shall ensure that its officers and employees will not, whether during the term or after the termination of this Agreement, use any non-public information relating to the other Party or any of its Affiliates or their products, technology, designs or tools for other purposes than the fulfilment of such Party's obligations hereunder.

11.4 Aspect shall not during the term of this Agreement or thereafter sell to third parties any products that are manufactured in accordance with proprietary technical specifications, technology, designs or tools provided by D-O.

11.5 In case of unauthorised use by either Party, its Affiliates or employees of the such non-public technologies, designs or tools of the other Party, the receiving Party shall be obliged to compensate any costs, damages and losses incurred by the disclosing Party due to such unauthorised use.

11.6 The obligations set forth in this Section 11 shall continue even after the expiration of this Agreement.

12.   TERM AND TERMINATION

12.1 This Agreement is effective from the date on which the Parties have signed this Agreement ("the Effective Date"). Unless earlier terminated pursuant to other terms hereof, this Agreement shall remain in effect until December 31, 2005 (the "Initial Term"). Thereafter unless terminated by either Party with at least [**] notice prior to said expiration date, this Agreement shall automatically renew itself for successive one year terms (the "Renewal Term"), provided that either Party may terminate this Agreement effective at the end of the current term by giving notice to the other Party at least [**] before the scheduled expiration date.

12.2 This Agreement may be terminated at any time without prior notice in case of a breach or failure by a Party to perform any of the obligations set forth in this Agreement, which breach or failure shall not have been remedied by the Party within a period of [**] from the date of the written notice thereof by the other Party. Aspect shall also have the right to terminate this Agreement in the event that D-O does not purchase [**] percent ([**]%) of its annual volume of [**] Sensors from Aspect upon [**] prior written notice to D-O.

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                Exchange Commission. Asterisks denote omissions.


12.3 Neither Party shall by reason of the termination or expiration of this Agreement in accordance with its terms be liable to the other Party for compensation, reimbursement or damages on account of lost prospective profits or anticipated sales, or on account of expenditures, investments, leaves or commitments by the other Party or on any other account.

12.4 Upon expiration of this Agreement or a termination for any reason other than on the grounds of an uncured breach or failure by D-O as provided in
Section 12.2, Aspect hereby grants to D-O, its Affiliates, distributors or sub-distributors a non-exclusive, non-transferable (except as provided in Section 15.9), perpetual, irrevocable and royalty-free worldwide license, without the right to sublicense, (a) to use [**] provided by Aspect solely for purposes of manufacturing or having manufactured sensors to be used to [**] or [**] and distributing object code versions of [**] for use with such sensor.

Further upon termination or expiration of this Agreement, Aspect hereby grants to D-O and its Affiliates a non-exclusive, non-transferable (except as provided in Section 15.9), perpetual, irrevocable and royalty-free worldwide license, without the right to sublicense, to manufacture, have manufactured or purchase Sensor Connectors and/or Cable Connectors to be used with the [**] Sensor and the right for D-O, its Affiliates, distributors and sub-distributors the right to sell, market and distribute these products.

13.   APPLICABLE LAW AND DISPUTE RESOLUTION

13.1 This Agreement and the Orders and acknowledgements of Orders thereunder are to be construed, governed by and interpreted in accordance with the laws of the Netherlands.

13.2 Prior to taking any action as provided in Section 13.3 below, the parties shall attempt to resolve any claim or controversy arising out of this Agreement by way of amicable negotiations within a reasonable period not to exceed [**] after the date of a notice from either party to the other describing such claim or controversy.

13.3 All disputes arising out of or relating to this Agreement shall be finally resolved by arbitration by one arbitrator conducted in the English language in the Netherlands under the commercial arbitration rules of the United Nations Commission on International Trade Law. The arbitrator shall be appointed by the Netherlands Arbitration Institute, Rotterdam. The arbitration costs will be decided by the arbitrator. Notwithstanding anything contained in this Section to the contrary, each party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party, in order to enforce the instituting party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

13.4 Judgment upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a judicial acceptance of the award and an order of enforcement, as the case may be.

13.5 Notwithstanding the aforesaid, any dispute regarding a Party's need to protect or enforce any patent, trademark, copyright or other intellectual property right, confidential information or trade secrets, or as part of litigation commenced by a third party shall allow the Party to undertake legal proceedings in the Court of a Party's domicile, main place of business or other appropriate Court.

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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


14.   FORCE MAJEURE

14.1 Either Party shall be entitled to suspend performance of its obligations under this Agreement to the extent that such performance is impeded or made unreasonably onerous by any of the following circumstances: industrial disputes and any other circumstance beyond the control of the Parties such as fire, war (whether declared or not), extensive military mobilisation, insurrection, requisition, seizure, embargo, and delays in deliveries by sub-suppliers caused by force majeure.

14.2 The Parties shall without delay notify each other of any occurrence of force majeure and the discontinuance thereof.

14.3 Regardless of any other provision in this Agreement to the contrary, either Party shall be entitled to terminate a purchase contract under this Agreement by notice in writing to the other Party if performance of the contract is suspended under Section 14.1 above for more than six months.

15.   GENERAL PROVISIONS

15.1 Entire Agreement. As of the Effective Date, this Agreement cancels all prior agreements and represents the entire agreement between the Parties relating to the subject matter thereof. It supersedes any and all promises, representations, warranties and other statements, whether written or oral, made by or on behalf of either Party to the other Party relating to the subject matter of this Agreement. This Agreement may be amended or varied only by an expressly written instrument signed by duly authorised representatives of both Parties.

15.2 Waivers. The temporary, limited or specific waiver of any term, provision or condition of this Agreement shall not be considered a waiver of any other term, condition or provision thereof, nor of any subsequent breach of the same term, condition or provision.

15.3 Unenforceability. If any of the provisions of this Agreement shall be declared illegal or unenforceable by any Court of competent jurisdiction, the validity of the remaining provisions shall not be affected thereby, and the Parties agree to do all things and co-operate in all ways open to them to obtain substantially the same results, or as much thereof as may be possible, including the amendment or alteration of this Agreement.

15.4 Notices. Any notice and other communication under this Agreement shall be in writing and shall be deemed to have been duly given (i) upon personal delivery; or (ii) on the date of sending by telefax at the address set forth on the first page of this Agreement; or (iii) upon receipt if mailed, first class and certified or registered mail, postage prepaid, addressed to the Party for whom they are intended. Such addresses may be changed by notice to the other Party given in the above manner.

15.5 LIMITATION OF LIABILITY. EXCEPT AS PROVIDED IN SECTION 8.5 AND 9.3, EACH PARTY'S LIABILITY ARISING OUT OF THE MANUFACTURE, SALE OR SUPPLYING OF [**] SENSORS OR THEIR USE OR DISPOSITION, WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED FIVE MILLION U.S. DOLLARS ($5,000,000). EXCEPT AS PROVIDED IN SECTIONS 8.5 AND 9.3 OF THIS AGREEMENT, THE PARTIES SHALL NOT BE LIABLE TO EACH OTHER FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFIT OR REVENUES OR COST OF CAPITAL.

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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


15.6 Publicity. Neither Party shall originate any publicity, news release or other public announcement relating to this Agreement or the existence of an arrangement between the Parties without the prior written approval of the other Party, except as otherwise required by law.

15.7 No Agency. Nothing contained in this Agreement shall be deemed to constitute either Party as the agent or representative of the other Party, or both Parties as joint venturers or partners for any purpose. Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party shall have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

15.8 Survival of Obligations. Unless otherwise stated in this Agreement all obligations of either Party under (Warranty and Liability; Division of Liability, Recalls (Section 8)), (Regulatory Requirements (Section 7)), (Trademark and Other Intellectual Property Rights (Section 9)), (Trade Secrets; Confidentiality (Section 11)), (Limitation of Liability (Clause 15.5)), (Applicable Law and Dispute Resolution (Section 13)) and Sections 1.1 (b) and
12.4 shall survive the expiration or termination of this Agreement and continue to be enforceable.


15.9 Assignment. Except in connection with the sale of all or substantially all of the assets, stock or business of a Party to which this Agreement relates, neither Party may assign, transfer or sublicense any of the rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that [**] of one Party is acquiring the other Party, [**]. Otherwise, this Agreement transfers with the sale of all or substantially all of the assets, stock, or business of a Party to which this Agreement relates. Either Party may assign this Agreement to an Affiliate (collectively the "Permitted Assignees"). Assignment to a Permitted Assignee shall not relieve the assigning Party of its responsibility for its obligations of this Agreement. An assignment for purposes of this provision shall include any transaction, including but not limited to, any merger, consolidation or purchase of stock that results in a third party that is not a Permitted Assignee Controlling directly or indirectly, a Party to this Agreement. This Agreement will [**] For the purpose of this provision [**] No sale, assignment or other transfer of any rights or obligations of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Agreement.

15.10 Order of Interpretation. The Parties agree to be bound by this Agreement. The Appendices 1 to 2 attached hereto form part of and shall be deemed to be incorporated in this Agreement. In case of any conflict or inconsistency between this present document and its Appendices, this present document shall prevail. All references to the Agreement shall be interpreted to include its Appendices.

15.11 Headings. Captions and headings contained in this Agreement have been included for ease of reference and convenience and shall not be considered in interpreting or construing this Agreement.

15.12 Export. D-O shall not export, or instruct or authorize any third party to export, [**] Sensors or other products, information or materials provided by Aspect hereunder, to any country for which the United States requires any export license or other governmental approval at the time of export without first obtaining such license or approval. It shall be D-O's responsibility to comply with the latest United States export regulations.

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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


This Agreement shall be executed in two counterparts, each of which shall be deemed an original for all purposes. A signed copy of the Agreement transmitted by facsimile shall be deemed for all purposes the equivalent of a signed original.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorised representatives on _________________ ____, 2000.



DATEX-OHMEDA DIVISION,                         ASPECT MEDICAL SYSTEMS INC.
INSTRUMENTARIUM CORPORATION

/s/ Hannu Anjopals                             /s/ J. Breckenridge Eagle
-------------------------------                ---------------------------------
Name: Hannu Anjopals                           Name: J.B. Eagle
Title:                                         Title: Chairman


/s/ Juhani Lassila
-------------------------------
Name: Juhani Lassila
Title: Group Treasurer


APPENDICES:

      1.    [**] Sensors: Price List

      2.    Aspect BIS Sensor [**] specifications




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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


Appendix 1

[**] SENSORS:  PRICE LIST

[**] Sensor Pricing (assumes that the [**] Sensor is [**]; specifications for Aspect's [**]Sensor [**] are included in Appendix 2)


--------------------------------------------------------------------------------
[**]                                  Price to D-O
--------------------------------------------------------------------------------
[**]                                  $[**]
--------------------------------------------------------------------------------
[**]                                  $[**]
--------------------------------------------------------------------------------
[**]                                  $[**]
--------------------------------------------------------------------------------
[**]                                  $[**]
--------------------------------------------------------------------------------




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                Exchange Commission. Asterisks denote omissions.



Appendix 2

ASPECT BIS SENSOR [**] SPECIFICATIONS


TECHNICAL SPECIFICATION

                               [drawing of sensor]

Overview:

The Sensor [**] is a single patient use disposable pre-gelled electrode array that is applied directly to the patient's forehead and temple to be used in conjunction with Bispectral Index(TM) monitors. The Sensor [**] is designed to provide ease of use and electrode placement accuracy. It collects EEG signals from the forehead and the temple areas.

The Sensor [**] contains Aspect's ZipPrep(TM) technology, [**]. This patented technology [**]The Sensor [**] connects to the monitor via a single connector that is low profile and easy to insert and remove. The Sensor [**] contains an [**] device (module) that stores information concerning sensor:

  [ ]      LOT #
  [ ]      Expiration Date
  [ ]      BIS Configuration (Sensor Type)
  [ ]      Sensor Integrity/Validation

Intended Use:                 To be used in conjunction with the BIS Monitoring
                              System
                              Single patient use device: Disposable.
                              Adult patient use
                              Rx Only
Length of Use (Duration):     [**]

[**]:
The [**] is a self-contained integrated circuit that contains digital information about the sensor. It utilizes [**] that helps prevent tampering.

Shelf life                    [**]
Shipping Temperature          [**]
Operating Temperature         [**]




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                Exchange Commission. Asterisks denote omissions.



                            OEM - PURCHASE AGREEMENT
                            FOR ASPECT BIS TECHNOLOGY

This Agreement is made between Datex-Ohmeda Division, Instrumentarium Corporation, with offices at Kuortaneenkatu 2, FIN-00031 Datex-Ohmeda, Finland, fax no +358 10 394 3327 (hereinafter referred to as "D-O"), and Aspect Medical Systems Inc, with offices at 141 Needham Street, Newton, MA 02464, USA fax no +1617 559 7400 (hereinafter referred to as "Aspect") (D-O and Aspect each being a "Party", and collectively the "Parties"). The Parties hereby agree as follows:

0.   DEFINITIONS.

"A-2000" means Aspect's stand-alone BIS monitor for use with the Aspect BIS Sensor and that generates Aspect's Bispectral Index.

"Affiliate" shall mean, with respect to any specified party, any other legal entity that directly or indirectly controls, is controlled by or is under common control with, such specified party.

"Aspect BIS Engine" is the processing unit for deriving the BIS from the raw EEG signal.

"DSC Cable" is a cable used to connect the DSC-3 to the Aspect BIS Engine.

"Digital Signal Converter-3" (or "DSC-3") is used to amplify the analog EEG signals as acquired by the BIS sensors and convert it from analog to digital signals. The DSC-3 is used by D-O BIS Module customers to obtain the BIS.

"Aspect BIS Module Kit" means the bundle of all components of the D-O BIS Module that are developed and manufactured by Aspect and licensed/sold to D-O under this Agreement, namely DSC-3, DSC Cable, the Software and Aspect BIS Engine.

"Aspect's Bispectral Index" or "BIS" is Aspect's proprietary processed EEG parameter that measures the hypnotic effects of anesthetic and sedative agents on the brain during surgery.

"Aspect Products" means the Aspect BIS Module Kit and any other product that can be ordered by D-O as listed in Appendix 1 (Aspect Products and Purchase Prices).

"BIS Sensor" means a single use disposable sensor manufactured by Aspect for use with the A-2000 or with the Aspect BIS Module Kit and that is required to generate Aspect's Bispectral Index.

"D-O Patient Monitors" means any multi-parameter patient monitoring system manufactured by or for D-O that displays BIS and certain EEG data (waveforms, numerics, status info), and provides setup and operation information (user interface), alarming, and network connectivity.

"D-O BIS Module" is the sum of all components involved in integrating the BIS with D-O Patient Monitors.

"Software" means the software which is included in the Aspect BIS Module Kit. For the avoidance of doubt all provisions which apply to Aspect BIS Module Kit shall apply to the Software provided that any reference to a "sale" of the Software shall be interpreted as a license of the Software.




                                       1
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                Exchange Commission. Asterisks denote omissions.


1.   PURCHASE AND SALE OBLIGATIONS; LICENSES

1.1 For the term of this Agreement, subject to the terms and conditions of this Agreement, Aspect agrees to sell and D-O agrees to purchase the Aspect Products listed in Appendix 1 (Aspect Products and Purchase Prices).

The components of the Aspect BIS Module Kits purchased from Aspect under this Agreement shall only be used as components in, incorporated into, or integrated with, systems and products of D-O which D-O, its Affiliates, distributors or sub-distributors sell or lease to third-party users in the regular course of business. The principal purpose of the parties is that the components of the Aspect BIS Module Kits shall only be resold, leased, rented, licensed or otherwise transferred to third parties for use as a part of a D-O BIS Module or as replacement parts used in D-O BIS Modules. D-O , its Affiliates, distributors or sub-distributors shall only sell Aspect approved accessories including cables and sensor products in connection with any D-O BIS Module. Aspect agrees to provide D-O with all information in its possession that is necessary for the interfacing of the Aspect BIS Module Kits with D-O BIS Modules.

1.2 Subject to the terms of this Agreement, Aspect shall supply to D-O only such Aspect Products that conform to technical specifications defined in Appendix 2 hereto. Aspect is aware that the Aspect Products are used as a part of or in connection with medical devices and that D-O has high quality demands for any products it purchases. Aspect responsibilities for maintaining quality control and quality of Aspect Products are specified in Section 6 hereof.

1.3 Aspect shall notify D-O in writing of all planned changes in the Aspect Products if said changes could have an effect on the specification, form, fit or function of the Aspect Products or to its interfacing to D-O Patient Monitors.

1.4 [**] before implementation of any changes to the Aspect BIS Module Kit described in Section 1.3 [**] taken by Aspect pursuant to [**] which case Aspect shall have the right to make such change without the consent of D-O, however Aspect shall notify D-O thereof in advance. If Aspect proposes to improve or modify the Aspect BIS Module Kit, it shall give at least 90 days prior written notice to D-O. If D-O gives its consent to the proposed modification, the modified Aspect BIS Module Kit shall replace the prior version of the Aspect BIS Module Kit and the terms and conditions of this Agreement shall continue to apply. D-O agrees not to unreasonably withhold its approval of any such changes. If the modified Aspect BIS Module Kit is not acceptable to D-O, D-O shall have the right to place a final order for Aspect BIS Module Kits required by D-O. Aspect shall use its reasonable efforts to deliver the Aspect BIS Module Kits so ordered, however the delivery times regarding such final order shall be agreed separately between the Parties.

1.5 If Aspect plans to remove any of the Aspect Products from its product line, it shall notify D-O about the intended removal in writing [**]. Before the expiration of the [**] D-O shall have the right to place a final order for the applicable Aspect Products required by D-O. Aspect shall use its reasonable efforts to deliver the Aspect Products so ordered, however the delivery times regarding such final order shall be agreed separately between the Parties.

1.6 Aspect guarantees that either compatible spare parts or compatible replacement products will be available on reasonable commercial terms for a period of at least [**] from the delivery by Aspect of the Aspect Product in question.


                                       2
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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


1.7 Each Party may, in its discretion, cause some of its obligations under this Agreement to be performed, and permit some of its rights hereunder related to the same to be exercised, by one or more of its Affiliates. Each Party agrees that, without requiring evidence of assignment or delegation of authority, it will accept performance of obligations by the other Party's's Affiliate. Each Party will accept and honour demands for performance of it's obligations hereunder made by the other Party's Affiliate.

1.8 Subject to the terms and conditions of this Agreement, Aspect agrees to sell to D-O, on a non-exclusive basis, Aspect BIS Sensors for resale outside North America. The principal purpose of the parties regarding the above mentioned distribution is that D-O, its Affiliates, distributors or sub-distributors supply Aspect BIS Sensors to end-user customers that have acquired D-O BIS Modules or Aspect stand-alone monitors from D-O, its Affiliates, distributors or sub-distributors. D-O shall not actively market the Aspect BIS Sensors to any other customers. However, regarding effects in the EU/EEA, nothing in this Agreement is meant or shall be deemed to prevent, restrict or distort competition or to restrict parallel imports or otherwise be in conflict with the EU-laws. Prices for Aspect BIS Sensors purchased by D-O hereunder shall be as set forth in Appendix 1 (Aspect Products and Purchase Prices). Aspect [**], that the [**] for the Aspect BIS Sensors from time to time during the term of this Agreement are [**] under similar terms and conditions. (For example, if another company has invested in Aspect, has funded research and development or has guaranteed minimum purchases, Aspect shall have the [**] terms.)

1.9

1.9.1 Aspect hereby grants to D-O, its Affiliates, distributors or sub-distributors a non-exclusive and non-transferable worldwide license, without the right to sublicense (except to purchasers of D-O BIS Modules), during the term of this Agreement to use the Software provided by Aspect solely in connection with operation of the components of Aspect BIS Module Kit in the D-O BIS Module.

1.9.2 After the termination or expiration of this Agreement, Aspect grants to D-O, its Affiliates, distributors or sub-distributors a right to use the Software used in conjunction with the D-O BIS Modules being sold by D-O, its Affiliates, distributors or sub-distributors on the date of termination with respect to service and support of installed D-O BIS Modules, after termination of the Agreement and a right to distribute the Software as part of Aspect BIS Module Kits in its inventory following termination of this Agreement on grounds other than a non-payment without a valid reason by D-O. All rights granted to D-O's, its Affiliates', distributors' or sub-distributors' customers to use the Software with the D-O BIS Modules shall survive any termination of this Agreement as long as such customers remain in compliance with the documentation supplied by Aspect to D-O for such Aspect Products. Aspect agrees to co-operate with D-O, its Affiliates, distributors or sub-distributors at D-O's, its Affiliates', distributors' or sub-distributors' cost in order for D-O, its Affiliates, distributors or sub-distributors to be able to fulfil their commitments towards the customers regarding the Aspect Products after the termination of this Agreement.

1.9.3 D-O shall not disclose, furnish, transfer, distribute or otherwise make available the Software or any portion thereof in any form to any third party (other than to purchasers of D-O BIS Modules and to D-O<180>s distributors sub-distributors and Affiliates that are distributing the Aspect BIS Module
Kits) and shall not duplicate the Software or any part thereof (other than for D-O's internal use).

1.9.4 Title to and ownership of any and all proprietary rights in or related to the Software thereof shall at all times remain with Aspect or its licensor(s). Nothing in this Agreement shall be construed as a sale of any rights in the Software. All references in this Agreement to sale, resale or purchase of the Aspect BIS Module Kits or the components thereof, or references or like effect, shall, with respect to the Software mean licenses or sublicenses of the Software pursuant to this Section 1.9.



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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


1.9.5 D-O, its distributors, sub-distributors, its Affiliates and purchasers of D-O BIS Modules shall not disassemble, decompile or otherwise reverse engineer the Software or any part thereof, except if Aspect is required under applicable law to permit D-O or purchasers of D-O BIS Modules to reverse engineer any Software. In such event, D-O, its Affiliates, distributors, sub-distributors and purchasers of D-O BIS Modules, as applicable, may reverse engineer the Software but only to the extent Aspect is required to permit such reverse engineering. D-O shall retain and shall not alter or obscure any notices, markings or other insignia which are affixed to the Software or any part thereof at the time it receives such Software.

2.   ESTIMATED PURCHASES

Forecasts. At least quarterly, D-O shall submit to Aspect forecasts of its anticipated monthly requirement of the Aspect Products for the subsequent twelve
(12) months. The purchase forecasts are not binding on D-O. The forecasts shall be provided in good faith. Aspect shall notify D-O of its inability to supply according to D-O's forecasts no later than five (5) weeks prior to the forecast date of shipment and in such case shall inform D-O of the maximum amount it is able to supply.

3.   ORDERS

3.1 Parties to Sales. Unless expressly otherwise agreed, all sales under this Agreement shall be between Aspect as seller and D-O as purchaser.

3.2 Purchase Orders. Every purchase order given by D-O ("Order") is deemed to be a separate purchase contract under the terms of this Agreement. Aspect will accept orders if they are placed by D-O under agreed prices and other conditions of this Agreement to the extent orders are made within the scope described in Clause 3.3.

3.3 Order Acknowledgements. D-O Orders shall be acknowledged by Aspect within five (5) working days after receipt of the Order, provided that the Order conforms to this Agreement and that the requested delivery time is within the agreed lead time and the quantity ordered does not exceed by more than the greater of [**] units or [**] percent ([**]%) of the quantity of such Aspect Product ordered in any of the three (3) preceding months.

3.4 Cancellation Charges. In the event of the cancellation of any Order by D-O, Aspect has the right to charge cancellation charges based on actual damages caused to Aspect. The maximum amount of damages may not however exceed the following charges listed below.

The cancellation charges are based on the number of days prior to scheduled delivery date that written notice of cancellation is received by Aspect, as outlined below:

[**] weeks prior to acknowledged delivery               [**]
[**] weeks prior to acknowledged delivery               [**]% of order value
[**] weeks prior to acknowledged delivery               [**]% of order value
[**] weeks prior to acknowledged delivery               [**]% of order value
[**] weeks prior to acknowledged delivery               [**]% of order value




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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


3.5 Lead Times. Lead times for the Aspect BIS Module Kit are expected to be [**] weeks . Lead Times for BIS Sensors are expected to be less than [**] weeks. Notwithstanding the foregoing, it is Aspect's intention to operate with lead times for BIS Module Kits of less than [**] weeks and lead times for BIS Sensors of less than [**] business days. If Orders for BIS Sensors are cancelled within [**] weeks of the acknowledged delivery date, Aspect has the right to charge a cancellation charge based on actual damages caused to Aspect which however may not exceed the charges set forth in Clause 3.4. The maximum cancellation charge for BIS Sensors may not exceed [**]% of the Order value.

3.6 Orders in Excess of Forecasts. If D-O requests deliveries that exceed the limits indicated in Clause 3.3, D-O may make such additional orders of the Aspect Products and Aspect shall exercise its best efforts to deliver the Aspect Products so ordered within the delivery time requested by D-O, provided that if Aspect is not able to supply the quantity of Aspect Products ordered by D-O, Aspect shall allocate such Aspect Products on a pro-rata basis among all of its customers of the applicable Aspect products, provided, however, that Aspect will endeavor to disproportionately allocate such Products to D-O whenever it is reasonable to do so. No contract shall be deemed to have been entered into between Aspect and D-O unless and until Aspect has confirmed the respective order in writing. Aspect agrees to indicate its approval or refusal of D-O's additional purchase orders within five (5) working days from the receipt thereof.

4.   DELIVERIES

4.1 Unless expressly otherwise agreed in writing, all orders shall be delivered by Aspect FCA Newton, Massachusetts (Incoterms 2000).

4.2  Aspect shall notify D-O of any anticipated delivery problems in advance.

4.3 In the event that delivery of a shipment is delayed by more than [**] from the specified delivery time for causes other than force majeure (as described in Section 14 below) or an act or omission on the part of D-O, D-O is [**] as follows.

The [**] shall be [**] in case there is [**] caused to D-O at [**] the purchase price [**]. However the [**] shall [**] the purchase price. If only a part of the Aspect Products to be delivered as one shipment is delayed, the [**] purchase price which is attributable to the Aspect Products that cannot in consequence of the delay be taken into use by D-O. If the delay in delivery is such that D-O [**] and the Aspect Products are still not delivered, D-O may in writing demand delivery within a final reasonable period [**]. Such [**] shall be [**] by D-O by [**] amounts otherwise owed to Aspect by D-O.

If Aspect does not deliver within such final period then D-O shall be entitled to terminate the respective delivery contract and cancel all the outstanding binding orders.

4.4 If Aspect Products delivered by Aspect do not conform to this Agreement as to quality and D-O's order as to quantity, D-O shall be entitled to reject such non-conforming Aspect Products. Aspect shall within [**] weeks after notification of the rejection, at its option and expense, either repair or replace properly rejected Aspect Products. Aspect shall pay all transportation charges of properly rejected Aspect Products. The delivery of the Products shall be considered delayed in accordance with Section 4.3 if Aspect has not delivered the repaired or replacement Aspect Products and D-O has not received them (DDP Incoterms 2000) in agreed quantities and in full conformance with this Agreement within [**] weeks after notification of the rejection.




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                Exchange Commission. Asterisks denote omissions.


4.5 The Aspect BIS Module Kits shall be packed, marked and labelled by Aspect in accordance with the reasonable instructions given by D-O. In case no instructions have been given, the Aspect BIS Module Kits shall be packed with due care to avoid damages during shipment.

5.   PRICES AND TERMS OF PAYMENT

5.1 Aspect shall sell and D-O shall purchase the Aspect Products during the calendar year at the prices set forth in Appendix 1. The parties have agreed to initiate [**] discussions on market conditions and trends as well as pricing of Aspect Products. Aspect [**] that the [**] from [**] are [**] than [**] and [**].

5.2 [**]Sales of Aspect BIS Sensors. During the term of this Agreement, for each Aspect BIS Sensor sold by Aspect to D-O customers [**] for use with D-O BIS Modules, Aspect shall [**] by Aspect for such Aspect BIS Sensors. Aspect shall [**] on a calendar quarterly basis. With such quarterly payments, Aspect shall provide to D-O a list of D-O customers to which such sales were made, the number of Aspect BIS Sensors sold in that quarter, and the revenue realized from the sale of the Aspect BIS Sensors by Aspect. This quarterly payment shall be provided to D-O no later than thirty (30) days following the end of each calendar quarter. In the event that Aspect's standalone BIS monitors and/or the BIS modules of other manufacturers have also been installed at such sites in addition to D-O BIS Modules, [**] on Aspect BIS Sensor sales intended for use with D-O BIS Modules. The Parties will agree upon a reasonable basis for estimating the number of BIS Sensors used with D-O BIS Modules in such an event (e.g. a pro rata determination based on the total number of BIS units of different types installed at such locations during the period) and will calculate the total Aspect BIS Sensor [**] accordingly. To facilitate such calculations, D-O will be responsible for providing Aspect with documentation, on a quarterly basis, of the total number of D-O BIS Modules installed in the U.S. and Canada, the locations of such D-O BIS Modules, and the dates of installation.

Aspect shall keep full and accurate records and books of account containing all particulars necessary showing the amount of [**] hereunder for each Aspect BIS Sensor sold by Aspect to D-O customers [**] for use with D-O BIS Modules. Aspect shall allow D-O to engage an independent certified public accountant to examine its records to determine compliance with this Clause 5.2. Any examination shall be at the expense of D-O, shall occur during regular business hours at Aspect's offices and shall not interfere unreasonably with Aspect's regular activities. D-O shall give Aspect at least thirty (30) days notice of the date of each such examination and the name of the accountant who will be conducting the examination. Aspect agrees to pay D-O any amounts owning as a result of Aspect's non-compliance with the payment provisions of this Agreement, and D-O shall return any amounts overpaid by Aspect, within fourteen (14) days of the date of the examination report, which details such non-compliance. In the event such amounts owed by Aspect to D-O exceeds five percent (5%) of total [**] due, Aspect shall pay the costs of such examination.

5.3 Purchase Price and License Fees for Aspect BIS Module Kit. For each Aspect BIS Module Kit that D-O purchases from Aspect, D-O shall pay a purchase price for the Aspect BIS Module Kit and a license fee for the Software as specified in Appendix 1 (Aspect Products and Purchase Prices).





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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


5.4 Volume Purchases. If the prices are given in several levels corresponding to the quantities of the Aspect Products to be purchased during the calendar year, the price level to be applied shall be determined initially based on the amount of purchases specified in D-O's first purchase forecast given as specified in Clause 2.1. multiplied to reflect the whole calendar year. If during the calendar year D-O changes its purchase schedule so that the amount actually purchased during the calendar year corresponds to another price level, any difference, whether increase or decrease, in the price of Aspect Products ordered during that calendar year shall be calculated and compensated before the end of January of the succeeding year.

5.5 Aspect agrees to provide [**] to D-O [**]. If D-O requests [**] that [**] amount, the Parties will mutually agree [**].

5.6  Further improvement projects will be mutually agreed on.

5.7 Unless expressly otherwise agreed in writing, payment for all Aspect Products shall be made by D-O in the currency specified in Appendix 1 by SWIFT transfer within sixty (60) days from shipment date of the Aspect Products to D-O's premises or such other destination as may have been specified in the Order, provided that the quality and quantity of the Aspect Products delivered conforms to this Agreement and the respective Order. Any late payments shall bear interest at the rate of one percent (1%) per month.

6.   QUALITY ASSURANCE

6.1 Aspect shall maintain quality control procedures in compliance with the requirements of the following quality systems ISO 9001, EN 46001, US GMP 21 CFR 820 ("the US GMP") and the Council Directive 93/42/EEC concerning medical devices promulgated by the Council of the European Communities as amended ("the MDD").

6.2 Aspect's quality assurance and test plan will be submitted to D-O for approval. From time to time, Aspect may make changes to its test plan. Any such changes will also be submitted to D-O for approval. D-O agrees to not unreasonably withhold its approval. If requested by D-O, Aspect shall provide D-O with appropriate documents evidencing that the Aspect Products comply with the requirements of the MDD and US GMP and any applicable product standards.

6.3 Aspect shall test or have tested for them the Aspect BIS Module Kits before they are delivered to D-O to ensure that defective Aspect BIS Module Kits shall not be delivered. Aspect shall test or have tested for them on a sampled basis the BIS Sensors before they are delivered to D-O to ensure that defective BIS Sensors will not be delivered. A certificate of compliance, certifying compliance with this Section 6.3, signed by an Aspect employee (e.g. a quality inspector) will be supplied with each shipment. The representative of D-O may participate in such tests. The test reports shall be kept on file for a period of [**] years from the date of manufacture. Test reports will be provided upon request of D-O.

6.4 D-O reserves the right, by itself or through its appointed representative, during regular business hours and following reasonable notice to Aspect, to inspect Aspect's physical facilities and Aspect's quality control procedures in order to assure compliance with the Specifications, quality requirements and other applicable standards. In the event that D-O determines that the quality procedures applied by Aspect are insufficient as to ensure consistent acceptable quality, D-O shall specifically inform Aspect thereof Aspect agrees to undertake any such corrective measures without delay. Aspect agrees to take all appropriate measures in order to ensure compliance of its sub-suppliers with the foregoing.

7.   REGULATORY REQUIREMENTS

7.1.1 The Parties confirm that in relation to the MDD requirements D-O shall be regarded as the manufacturer of the D-O BIS Module. Aspect agrees to deliver to D-O all information reasonably required by D-O to get and maintain regulatory approvals including but not limited to the MDD CE marking and the US FDA 510(k) for the D-O BIS Module that D-O plans to incorporate into its products.

7.1.2 The Parties confirm that in relation to the MDD requirements Aspect shall be regarded as manufacturer of Aspect Products. Aspect warrants that the Aspect Products conform to the requirements established in the MDD and will affix, if appropriate, the CE mark to all the Aspect Products and packaging.

Aspect agrees that the appropriate labelling of the BIS Sensors, DSC Cable and DSC-3 and the obtaining of registrations, tests and/or approvals from relevant authorities, where necessary, is the responsibility of Aspect and will be done at Aspect's cost.

Aspect shall, during the term of this Agreement, keep all regulatory approvals for the BIS Sensors, DSC Cable and DSC-3 in full force and effect at Aspect's expense. Any act or notifications of authorities, that might lead to cancellation or modification of such approvals, shall be immediately communicated to D-O in writing and the Parties shall jointly agree on appropriate corrective measures.

7.2 Each Party shall fully comply with all applicable laws and regulations of the competent jurisdiction in the territories in which D-O and Aspect have mutually agreed that D-O will sell its products containing the Aspect BIS Module Kits. The territory in this agreement shall be worldwide unless otherwise agreed between the parties. In particular, Aspect shall ensure that the Aspect's Products as well as Aspect's activities in relation to this Agreement conform to all legislation, rules, regulations and statutory requirements existing from time to time and D-O shall ensure that the D-O BIS Module as well as D-O's activities in relation to this Agreement conform to all legislation, rules, regulations and statutory requirements existing from time to time.

7.3 Each Party shall be responsible for record keeping under US regulations such as 21 CFR Part 803, the European Union MDD regulations and under the record keeping requirements of any other country as may be applicable. If required by the laws or regulations of any country, each Party shall notify the other Party on a quarterly basis, of complaints received relating to the D-O BIS Module or the Aspect Products sold to D-O and/or its Affiliates.

If either Party becomes aware of an event where there is reasonable suspicion that the D-O BIS Module, or the Aspect Products contributed to or caused a death or serious injury or an event where a D-O BIS Module or the Aspect Products have malfunctioned and, if that malfunction occurred again, it could cause death or serious injury, such Party shall use its best efforts to give such notice to the other Party orally within 24 hours from the receipt of such complaint or becoming aware of such event and shall use its best efforts to confirm such notice by telefax within 24 hours after giving oral notice.





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                Exchange Commission. Asterisks denote omissions.


7.4 Each Party shall be responsible for reporting under US reporting requirements such as 21 CFR Part 803, the European Union reporting requirements and under the reporting requirements of any other country as may be applicable. Before submitting a report involving a D-O BIS Module or the Aspect Products, the reporting Party shall use its reasonable efforts to notify the other Party with any information relating to any incident involving a D-O BIS Module or the Aspect Products. Before submitting a report involving an Aspect Product which would have an effect on a D-O BIS Module, the reporting Party shall use its reasonable efforts to notify the other Party with any information relating to any incident involving such Aspect Product. Copies of such reports shall be sent to the other Party without delay.

If FDA or other authorities contact either Party to inquire about or investigate the D-O BIS Modules or Aspect products sold under this Agreement, the contacted Party, unless required to maintain confidentiality by such authorities, shall inform the other Party immediately thereof. The Parties shall co-operate closely to clear any regulatory issues or potential regulatory issues promptly.

7.5 Sections 7.2 to 7.4 above shall remain in effect even after the expiration of this Agreement.

8.   WARRANTY AND LIABILITY; DIVISION OF LIABILITY, RECALLS

8.1 In addition to and not in limitation of any other provisions of this Agreement, Aspect represents and warrants that the Aspect Products shall be manufactured in accordance with Sections 6 and 7 above, shall be free from defects in design, material and workmanship for the periods set forth in Section
8.3 below, and shall conform to the applicable specifications for the periods set forth in Section 8.3 below. Aspect agrees to remedy any defect in the Aspect Products supplied by Aspect resulting from faulty design, materials or workmanship or non-conformance with the specifications and quality requirements specified in this Agreement in accordance with the provisions of this Section 8.

8.2  On receiving D-O's notice of a defect covered by the provisions of this
Section 8, Aspect shall at no cost to D-O either deliver a replacement of the defective Aspect Product or repair or have the Aspect Product or part in question repaired.

8.3 Aspect's obligation set forth in Clause 8.1 shall apply only to defects appearing within a period of [**] months from the date of delivery of the Aspect BIS Module Kit by D-O to the end user or [**] months from the date of delivery of the Aspect BIS Module Kit by Aspect to D-O, whichever occurs first.

Aspect's obligation set forth in Clause 8.1 shall apply only to defects appearing within a period of [**] months from the date of manufacture of the Aspect BIS Sensor. Aspect agrees to ship only such Aspect BIS Sensors that have a shelf life of at least [**] months.

Aspect's obligation set forth in Clause 8.1 shall apply only to defects appearing within a period of [**] months from the date of delivery of the cables by D-O to the end user or [**] months from the date of delivery of the cables by Aspect to D-O, whichever occurs first.

Any repaired or replaced DSC-3, Aspect BIS Engine or Aspect BIS Sensor or part thereof shall be subject to such obligations for the greater of the remainder of the original period specified in this Section 8.3 or [**] days.





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                Exchange Commission. Asterisks denote omissions.


8.4 Aspect's obligation set forth in Sections 8.1 through 8.3 shall not apply to expendable components, such as, but not limited to, fuses and bulbs; nor shall Aspect have any obligation under this Agreement to make repairs of any Aspect Product or part thereof which has been subjected to any detrimental exposure, or has been involved in an accident or has otherwise been handled or stored improperly.

8.5 (a) Aspect shall indemnify, defend and hold D-O, its Affiliates, distributors and sub-distributors (collectively, the "D-O Indemnified Parties") harmless from and against any and all liability, loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees) which such D-O Indemnified Parties may incur, suffer or be required to pay as a result of any property damage, injury, illness or death of any person arising out of or in connection with the marketing, distribution, sale or lease by the D-O Indemnified Parties of any Aspect Product (whether as stand-alone product or when incorporated into, used as a component in, or integrated with, D-O Patient Monitors) to the extent any such claim relates to (i) the design, manufacture or use of such Aspect Product (including any component thereof), or (ii) the failure of such Aspect Product to comply with applicable product specifications or other similar information provided to D-O by Aspect (including information necessary for D-O to interface the Aspect BIS Module Kit with D-O Patient Monitors), or (iv) any incorrect or inadequate warning labels or instructions that are or should be incorporated into or accompany (or should accompany) such Aspect Product, or (v) any failure by Aspect to provide correct and adequate warning labels or instructions relating to the use, handling or function of such Aspect Product. D-O shall provide Aspect with prompt written notice of any such claim or claims. Upon receipt of Aspect's acknowledgement of its obligation to indemnify, defend and hold harmless the D-O Indemnified Parties against any such claim, D-O shall permit Aspect to assume the defence of such claim or claims and shall provide to Aspect, at Aspect's expense, such information and assistance as Aspect may reasonably require with respect to such claim; provided that, Aspect shall not consent to any injunction against D-O or any other D-O Indemnified Party other than an injunction prohibiting the manufacture and/or sale of the applicable Aspect Product without first obtaining D-O's prior written consent, which consent shall not be unreasonably withheld or delayed; and provided further that in no event shall Aspect without prior written consent of D-O, settle any claim against any D-O Indemnified Party or consent to the entry of any judgment (1) that contains any admission by or finding against such D-O Indemnified Party other than an agreement to discontinue the manufacture and/or sale of the applicable Aspect Product, (2) that includes any relief to the claimant to be provided by D-O other than monetary relief to be paid in full by Aspect, or (3) that does not include as an unconditional term thereof the giving by the plaintiff or claimant to such D-O Indemnified Party a release from all liability in respect of such claim. Should D-O desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively D-O's. In the event that D-O, its Affiliates and distributors cannot continue the distribution of the applicable Aspect Product due to an injunction or an agreement to discontinue the manufacture and/or sale of the applicable Aspect Product, Aspect shall accept return of such Aspect Products from D-O, its Affiliates and distributors and refund the amounts paid to Aspect for such returned Aspect Products. If it is determined that a claim for which Aspect has defended and indemnified D-O was the result of the misuse of the Aspect Product or the use of the Aspect Product in a manner or for a purpose that is contrary to the regulatory approval obtained for such Aspect Product, then D-O shall reimburse Aspect for [**] the out-of-pocket costs and expenses incurred by Aspect in connection with such defense and indemnification. Liability under this
Section 8.5 shall be in proportion to each Party's contribution to the acts that gave rise to the liability.




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                Exchange Commission. Asterisks denote omissions.


(b) D-O shall indemnify, defend and hold Aspect harmless from and against any and all liability, loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees) which Aspect may incur, suffer or be required to pay as a result of any property damage, injury, illness or death of any person arising out of or in connection with the marketing, distribution, sale or lease by D-O (or any D-O Indemnified Party) of any D-O Patient Monitor in which any Aspect Product is incorporated into to the extent any such claim does not relate to any matter for which Aspect is obligated to provide indemnification under Section 8.5 (a) and provided further that Aspect shall provide D-O with prompt written notice writing of any such claim or claims and shall provide D-O reasonable assistance at D-O's cost and shall give D-O the sole control over the defence and settlement of any such claim or claims. Should Aspect desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively Aspect's.

8.6 Each Party shall maintain at its cost with a reputable and financially secure insurance company a general third party liability and products liability insurance in an amount as each Party considers to be reasonable. Each Party shall maintain the said insurance for the entire lifetime of the Aspect Products and D-O Patient Monitors. At a Party's request, the other Party shall furnish certificates of insurance evidencing such coverage and providing that said insurance will not be materially decreased, altered or cancelled without giving the other party no less than thirty (30) days written notice thereof.

8.7 Aspect shall maintain serial and/or lot number and date of shipment records for each Aspect Products and D-O shall maintain serial and/or lot number and date of shipment records for each D-O BIS Module so that, if necessary for tracing or recall purposes, the manufacturing and delivery of the Aspect Products or D-O BIS Module can be identified. Each Party shall give its assistance to the other Party in tracing or recall situations by making the records available. Each Party shall promptly make such records available to the other Party if any authority in any country requests such records from such Party.

8.8 In the event that Aspect desires to take a corrective action (including notifications or recalls) with respect to any of the Aspect Products sold to D-O's customer or an end user that have been incorporated in any of the customer's products and distributed by the customer, and such action (i) is required by Aspect to comply with applicable laws or regulations, (ii) is determined by Aspect in its discretion for a reasonable business purpose or for safety reasons or (iii) is the result of Aspect's failure to supply Aspect Products that (a) conform in all material respects to the applicable standards or (b) are free from defect in material and workmanship (when given normal, proper and intended usage), Aspect shall be responsible for the repair or replacement of the Aspect Products [**]. Aspect agrees to consult with D-O to establish a reasonable process for managing the corrective action and Aspect shall be responsible for [**] if Aspect fails to take such action. In the event that Aspect is required to take such action to comply with applicable laws or regulations or such action is reasonably necessary for safety reasons and for the failure of the Aspect Products to comply with specifications (other than a minor deviation from such specifications) and Aspect fails to take such action , D-O shall have the right to take such action and Aspect [**] incurred in connection with such action by D-O.

8.9 Aspect warrants that its Aspect Products and the information technology owned or used by the Aspect (the "IT-Systems") are year 2000 compliant and they will not cease to be so at any time prior to, during or after the year 2000. Year 2000 compliance means Aspect BIS Module Kit's or IT-System's capability to correctly differentiate between years, in different centuries, that end in the same two digits, and will accurately process date/time data from, into and between the twentieth and twenty-first centuries, including leap year calculations and unusual date situations (e.g 9/9/99).

8.10 EXCEPT AS PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES CONCERNING THE USE AND/OR FUNCTIONALITY OF THEIR RESPECTIVE PRODUCTS AND EACH PARTY HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO SAME , INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

9.   TRADEMARKS AND OTHER INTELLECTUAL PROPERTY RIGHTS

9.1 Neither Party shall use or refer to the other Party's name or trademarks in any other form or manner or for any other purpose than what is expressly allowed in this Agreement. All artwork, packages and labels (if any) prepared by either Party in connection with the other Party's name shall be sent to the other Party for approval.

9.2 Neither Party shall be entitled to acquire or retain for its own use any trademarks or trade names owned or generally used by the other Party or any confusingly similar trademarks or names.

9.3 (a) Aspect represents that (i) it has not been determined to be infringing any patents or other rights with respect to any Aspect Products (including any component thereof) and (ii) no person has asserted that the use, manufacture or sale of any Aspect Products (including any components thereof) anywhere in the world infringes any patent or other proprietary right of such person. Aspect shall indemnify, defend and hold harmless the D-O Indemnified Parties against any suit or proceeding, including any costs, damages liabilities and expenses (including, without limitation, reasonable attorney's fees) in connection therewith, brought against such parties arising out of or relating to any infringement or claim of infringement of patents, trademarks, copyrights, or trade secrets by (i) any Aspect Products (including any component thereof), (ii) any portion of any labeling affixed to any Aspect Products, (iii) trade marks or service marks owned or used by Aspect to name or identify itself or any of its products, including any Aspect Products, (iv) any operating manuals, instructions for use or packaging for software used in connection with any Aspect Products that accompany such products when shipped, and/or (v) any portion of any advertising, publicity or promotional material published by or at Aspect's request. D-O shall provide Aspect with prompt written notice of such claim and also of any suit brought in connection therewith. Upon receipt of Aspect's acknowledgement of its obligation to indemnify, defend and hold harmless the D-O Indemnified Parties against any such claim, Aspect shall be given the right by D-O to defend and/or settle the same, provided, however that in no event shall Aspect without prior written consent of D-O, settle any such claim or consent to the entry of any judgment against D-O (1) that contains any admission by or finding against such D-O Indemnified Party other than an agreement to discontinue the manufacture, use and/or sale of the applicable Aspect Product, (2) that includes any relief to the claimant to be provided by D-O other than monetary relief to be paid in full by Aspect, or (3) that does not include as an unconditional term thereof the giving by the plaintiff or claimant to such D-O Indemnified Party a release from all liability in respect of such claim. Should D-O desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively D-O's.

In the event that Aspect determines that it is likely that such Aspect Products will be found to be infringing products or if the manufacture, use or sale of such Aspect Products is enjoined, Aspect shall, at its expense, replace such Aspect Products with noninfringing products of compatible functionality, specification and use, modify such Aspect Products to make them noninfringing (while maintaining compatible functionality, specification and use) or obtain right for D-O to continue to manufacture, use and sell such Aspect Products. In the event that none of the foregoing alternatives are reasonably available to Aspect, Aspect shall accept the return of any infringing Aspect Products (and, at D-O's election (which election shall not serve to disclaim or waive any other rights or remedies available to D-O), Aspect shall repay to D-O, or shall provide an appropriate credit to the account of D-O for, all amounts paid by D-O to Aspect in respect of such products) and, in addition to any and all other remedies available to D-O, Aspect shall reimburse D-O for any amounts returned by D-O to customers of such infringing Aspect Products up to any amounts paid to Aspect therefor.

The obligations set forth herein shall continue even after the expiration of this Agreement. Aspect shall have no liability or obligation to D-O Indemnified Parties hereunder with respect to any patent, copyright, trade secret or other intellectual property infringement, misappropriation or claim thereof based upon
(i) use of the Aspect Products by D-O in combination with products or software not specified or provided by Aspect (only to the extent D-O has done so without Aspect's written consent), (ii) modifications, alterations or enhancements of the Aspect Products not created by, for and with the written consent of Aspect, or (iii) the use of the Aspect Products by D-O (or any other D-O Indemnified Party) in a manner or for a purpose not specified in the Aspect documentation furnished to D-O where such claim would not have occurred but for such misuse or use. Aspect shall notify D-O if it believes that any use of the Aspect Products in combination with products or software not specified or provided by Aspect, is likely to result in a claim of infringement or misappropriation.

(b) D-O represents that (i) it has not been determined to be infringing any patents or other rights with respect to the D-O Patient Monitors, excluding any Aspect Products or Aspect components, and (ii) no person has asserted that D-O's manufacture or sale of such D-O Patient Monitors anywhere in the world infringes any patent or other proprietary right of such person. D-O shall indemnify, defend and hold harmless Aspect against any suit or proceeding, including any costs, damages liabilities and expenses (including, without limitation, reasonable attorney's fees) of Aspect in connection therewith brought against Aspect based on a claim that the such D-O Patient Monitors or any part thereof (exclusive of the Aspect Products (or any component thereof)) constitutes an infringement of any patent or other proprietary right of a third party. Aspect shall provide D-O with prompt written notice of such claim and also of any suit brought in connection therewith.

The obligations set forth herein shall continue even after the expiration of this Agreement. D-O shall have no liability or obligation to Aspect hereunder with respect to any patent, copyright, trade secret or other intellectual property infringement, misappropriation or claim thereof arising out of or relating to any infringement or claim of infringement of patents, trademarks, copyrights, or trade secrets by (i) any Aspect Products (including any component thereof), (ii) any portion of any labeling affixed to any Aspect Products, (iii) trade marks or service marks owned or used by Aspect to name or identify itself or any of its products, including any Aspect Products, (iv) any operating manuals, instructions for use or licensing folder for software used in connection with any Aspect Products that accompany such products when shipped, and/or (v) any portion of any advertising, publicity or promotional material published by or at Aspect's request.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


11.  TRADE SECRETS; CONFIDENTIALITY; [**]

11.1 This Agreement and all documents, drawings, manuals and other materials related thereto and transmitted between the Parties shall be treated as confidential by the Parties and their employees and such information shall not be disclosed to any third party. Each Party shall arrange proper filing for specifications and drawings given by the other Party. Any drawings or specifications and all copies thereof shall be returned to the supplying Party after the supplying Party has provided new replacement specifications or drawings. Each Party shall nominate a person in its organization who shall be in charge of the filing and shall inform this person of the confidentiality requirements of this Agreement.

11.2 Within fourteen (14) days after termination of this Agreement the each Party shall return all specifications and drawings of the other Party and all copies thereof (in any media) unless a Party is required to retain such material under applicable laws or regulations. All information consisting of documents, notes and other writings prepared by one Party based on non-public data of the other Party shall be destroyed.

11.3 Each Party shall not, and each Party shall ensure that its officers and employees will not, whether during the term or after the termination of this Agreement, use any non-public information relating to the other Party or any of its Affiliates or their products, technology, designs or tools for other purposes than the fulfilment of such Party's obligations hereunder.

11.4 Aspect shall not during the term of this Agreement or thereafter sell to third parties any products that are manufactured in accordance with proprietary technical specifications, technology, designs or tools provided by D-O.

11.5 In case of unauthorised use by either Party, its Affiliates or employees of the such non-public technologies, designs or tools of the other Party, the receiving Party shall be obliged to compensate any costs, damages and losses incurred by the disclosing Party due to such unauthorised use.

11.6 Aspect acknowledges that [**] and that [**] by D-O during the term of this Agreement. Nothing in this Agreement shall [**] prior to the [**] provided that
(a) [**] as soon as reasonably practical, (b) in the event that [**], D-O agrees to [**] as soon as possible thereafter, and (c) D-O agrees to [**] the D-O
[**].

11.7 Subject to the provisions of Section 11.6, during the initial term of this Agreement (that is, for the period through December 31, 2005), D-O may [**] For the purposes of this Agreement [**] other than D-O or its Affiliates [**] D-O agrees that during the initial term of this Agreement it shall [**] and/or [**] in the [**]. In the event that [**] will be [**] provided, however, that [**].

11.8 D-O agrees that the D-O BIS module will not be actively promoted or marketed in a product configuration (a stand-alone single parameter monitor) that competes directly with Aspect's A-2000 Monitor.

11.9 The obligations set forth in this Section 11 shall continue even after the expiration of this Agreement.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


12.   TERM AND TERMINATION

12.1 This Agreement is effective from the date on which the Parties have signed this Agreement ("the Effective Date"). Unless earlier terminated pursuant to other terms hereof, this Agreement shall remain in effect until December 31, 2005 (the "Initial Term"). Thereafter unless terminated by either Party with at least [**]' notice prior to said expiration date, this Agreement shall automatically renew itself for successive one year terms (the "Renewal Term"), provided that either Party may terminate this Agreement effective at the end of the current term by giving notice to the other Party at least [**] before the scheduled expiration date.


12.2 This Agreement may be terminated at any time without prior notice in case of a breach or failure by a Party to perform any of the obligations set forth in this Agreement, which breach or failure shall not have been remedied by the Party within a period of thirty (30) days from the date of the written notice thereof by the other Party.

12.3 Neither Party shall by reason of the termination or expiration of this Agreement in accordance with its terms be liable to the other Party for compensation, reimbursement or damages on account of lost prospective profits or anticipated sales, or on account of expenditures, investments, leaves or commitments by the other Party or on any other account.

13.   APPLICABLE LAW AND DISPUTE RESOLUTION

13.1 This Agreement and the Orders, acknowledgements of Orders and sales contracts thereunder are to be construed, governed by and interpreted in accordance with the laws of the Netherlands.

13.2 Prior to taking any action as provided in Clause 13.3 below, the parties shall attempt to resolve any claim or controversy arising out of this Agreement by way of amicable negotiations within a reasonable period not to exceed thirty
(30) days after the date of a notice from either party to the other describing such claim or controversy.

13.3 All disputes between Aspect and D-O arising out of or relating to this Agreement shall be finally resolved by arbitration by one arbitrator conducted in the English language in the Netherlands under the commercial arbitration rules of the United Nations Commission on International Trade Law. The arbitrator shall be appointed by the Netherlands Arbitration Institute, Rotterdam. The arbitration costs will be decided by the arbitrator. Notwithstanding anything contained in this Section to the contrary, each party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party, in order to enforce the instituting party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

13.4 Judgement upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a judicial acceptance of the award and an order of enforcement, as the case may be.

13.5 Notwithstanding the aforesaid, any dispute regarding a Party's need to protect or enforce any patent, trademark, copyright or other intellectual property right, confidential information or trade secrets, or as part of litigation commenced by a third party shall allow the Party to undertake legal proceedings in the Court of a Party's domicile, main place of business or other appropriate Court.

14.   FORCE MAJEURE

14.1 Either Party shall be entitled to suspend performance of its obligations under this Agreement to the extent that such performance is impeded or made unreasonably onerous by any of the following circumstances: industrial disputes and any other circumstance beyond the control of the Parties such as fire, war (whether declared or not), extensive military mobilisation, insurrection, requisition, seizure, embargo, and delays in deliveries by sub-suppliers caused by force majeure.

14.2. The Parties shall without delay notify each other of any occurrence of force majeure and the discontinuance thereof.

14.3. Regardless of any other provision in this Agreement to the contrary, either Party shall be entitled to terminate a purchase contract under this Agreement by notice in writing to the other Party if performance of the contract is suspended under Clause 14.1 above for more than six (6) months.

15.  GENERAL PROVISIONS

15.1 Entire Agreement. As of the Effective Date, this Agreement cancels all prior agreements and represents the entire agreement between the Parties relating to the subject matter thereof. It supersedes any and all promises, representations, warranties and other statements, whether written or oral, made by or on behalf of either Party to the other Party relating to the subject matter of this Agreement. This Agreement may be amended or varied only by an expressly written instrument signed by duly authorised representatives of both Parties.

15.2 Waivers. The temporary, limited or specific waiver of any term, provision or condition of this Agreement shall not be considered a waiver of any other term, condition or provision thereof, nor of any subsequent breach of the same term, condition or provision.

15.3 Unenforceability. If any of the provisions of this Agreement shall be declared illegal or unenforceable by any Court of competent jurisdiction, the validity of the remaining provisions shall not be affected thereby, and the Parties agree to do all things and co-operate in all ways open to them to obtain substantially the same results, or as much thereof as may be possible, including the amendment or alteration of this Agreement.

15.4 Notices. Any notice and other communication under this Agreement shall be in writing and shall be deemed to have been duly given (i) upon personal delivery; or (ii) on the date of sending by telefax at the address set forth on the first page of this Agreement; or (iii) upon receipt if mailed, first class and certified or registered mail, postage prepaid, addressed to the Party for whom they are intended. Such addresses may be changed by notice to the other Party given in the above manner.

15.5 Limitation of Liability. EXCEPT AS PROVIDED IN SECTIONS 8.5 AND 9.3, EACH PARTY'S LIABILITY ARISING OUT OF THE MANUFACTURE, SALE OR SUPPLYING OF ASPECT PRODUCTS OR THEIR USE OR DISPOSITION, WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR OTHERWISE SHALL NOT EXCEED FIVE MILLION DOLLARS ($5,000,000US). EXCEPT AS PROVIDED IN SECTIONS 8.5 AND 9.3 OF THIS AGREEMENT, THE PARTIES SHALL NOT BE LIABLE TO EACH OTHER FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFIT OR REVENUES OR COST OF CAPITAL.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


15.6 Publicity. Neither Party shall originate any publicity, news release or other public announcement relating to this Agreement or the existence of an arrangement between the Parties without the prior written approval of the other Party, except as otherwise required by law.

15.7 No Agency. Nothing contained in this Agreement shall be deemed to constitute either Party as the agent or representative of the other Party, or both Parties as joint venturers or partners for any purpose. Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party shall have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

15.8 Survival of Obligations. Unless otherwise stated in this Agreement all obligations of either Party under (Regulatory Requirements (Section 7)), (Warranty and Liability; Division of Liability, Recalls (Section 8)), (Trademark and Other Intellectual Property Rights (Section 9)), (Trade Secrets; Confidentiality; Competition (Section 11)), (Applicable Law and Dispute Resolution (Section 13)) and Clause 15.5 (Limitation of Liability) and Clause
1.9.2 shall survive the expiration or termination of this Agreement and continue to be enforceable.

15.9 Assignment. Except in connection with the sale of all or substantially all of the assets, stock or business of a Party to which this Agreement relates, neither Party may assign, transfer or sublicense any of the rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that [**] of one Party is acquiring the other Party, [**]. Otherwise, this Agreement transfers with the sale of all or substantially all of the assets, stock, or business of a Party to which this Agreement relates. Either Party may assign this Agreement to an Affiliate (collectively the "Permitted Assignees"). Assignment to a Permitted Assignee shall not relieve the assigning Party of its responsibility for its obligations of this Agreement. An assignment for purposes of this provision shall include any transaction, including but not limited to, any merger, consolidation or purchase of stock that results in a third party that is not a Permitted Assignee Controlling directly or indirectly, a Party to this Agreement. This Agreement will [**] For the purpose of this provision [**] shall mean including, without limitation, [**]. No sale, assignment or other transfer of any rights or obligations of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Agreement.

15.10 Order of Interpretation. The Parties agree to be bound by this Agreement. The Appendices 1 to 2 attached hereto form part of and shall be deemed to be incorporated in this Agreement. In case of any conflict or inconsistency between this present document and its Appendices, this present document shall prevail. All references to the Agreement shall be interpreted to include its Appendices.

15.11 Headings. Captions and headings contained in this Agreement have been included for ease of reference and convenience and shall not be considered in interpreting or construing this Agreement.

15.12 Export. D-O shall not export, or instruct or authorize any third party to export, Aspect Products (including when integrated into a D-O patient Monitor) or other products, information or materials provided by Aspect hereunder, to any country for which the United States requires any export license or other governmental approval at the time of export without first obtaining such license or approval. It shall be D-O's responsibility to comply with the latest United States export regulations.

This Agreement shall be executed in two counterparts, each of which shall be deemed an original for all purposes. A signed copy of the Agreement transmitted by facsimile shall be deemed for all purposes the equivalent of a signed original.


IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorised representatives on September 1, 2000.



DATEX-OHMEDA DIVISION,                          ASPECT MEDICAL SYSTEMS INC.
INSTRUMENTARIUM CORPORATION


/s/ Hannu Anjopals                              /s/ J. Breckenridge Eagle
-------------------------------                 --------------------------------
NAME: Hannu Anjopals                            NAME: J. B. Eagle
TITLE: Executive Director                       TITLE: Chairman

/s/Juhani Lassila
-------------------------------
NAME: Juhani Lassila
TITLE: Group Treasurer



APPENDICES:


      1.    Aspect Products and Price List

      2.    Aspect BIS Module Kits Specifications

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


APPENDIX 1

ASPECT PRODUCTS AND PURCHASE PRICES

A) ASPECT BIS MODULE KIT:

List price for Aspect BIS Module Kit: $[**] (includes $[**] for components and $[**] for BIS license) [**]:

--------------------- ------------------ ---------------
QUANTITY PER YEAR     PRICE              [**]
                      (COMPONENTS +
                      LICENSE)
--------------------- ------------------ ---------------
[**]                  $[**]              [**]
[**]                  $[**]              [**]%
[**]                  $[**]              [**]%
--------------------- ------------------ ---------------

The price for Aspect BIS Module Kits ordered by D-O for development purposes is $[**] USD.

B) ASPECT BIS SENSOR:

--------------------------------------------------------------------------------
             [**]                                     BIS SENSOR PRICE
--------------------------------------------------------------------------------
  per year        Per quarter         period covered:
--------------------------------------------------------------------------------
low     high     Low      high        thru 2001  2002    2003     2004     2005
--------------------------------------------------------------------------------
[**]    [**]     [**]     [**]           [**]
[**]    [**]     [**]     [**]           [**]
[**]    [**]     [**]     [**]           [**]    [**]
[**]    [**]     [**]     [**]           [**]    [**]    [**]
[**]    [**]     [**]     [**]                   [**]    [**]     [**]
[**]    [**]     [**]     [**]                   [**]    [**]     [**]     [**]
[**]    [**]     [**]     [**]                           [**]     [**]     [**]
[**]    [**]     [**]     [**]                                    [**]     [**]
[**]             [**]                                                      [**]
--------------------------------------------------------------------------------

C)  ASPECT SPARE PARTS/ACCESSORY PRICES

--------------------------------------------------------------------------------
Orderable                                   Aspect             D-O
Parts / Products                            List Price         Price
                                             (US$)             (US$) - Note A
--------------------------------------------------------------------------------
DSC-3 (replacement)                         $[**]              $[**]
BIS Engine PCB (replacement)                $[**]              $[**]
Sensor Cable (replacement)                  $[**]              $[**]
User Manual                                 $[**]              $[**]
--------------------------------------------------------------------------------

D)  CURRENCY
United States Dollars

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


APPENDIX 2

SPECIFICATIONS - ASPECT BIS MODULE KIT

Aspect's BIS Module Kit is designed specifically for OEM applications and allows the integration of Aspect's BIS monitoring technology into OEM equipment. The BIS Module Kit will interface to the patient via the Aspect BIS sensor and to the OEM equipment utilizing [**] the necessary power connections.

The BIS Module Kit consists of a Digital Signal Converter (DSC-3) that [**] resides in the OEM equipment. The DSC-3 is a [**] to the BIS Engine circuit board that provides the patient [**]. The [**] are transmitted [**] from the DSC-3 to the BIS Engine circuit board [**] at the DSC-3.

The small BIS Engine circuit board [**] on the [**]. The board is constructed using double-sided surface mount techniques. The connections to the BIS Engine circuit board are [**] connections. Two means of connecting to the BIS Engine are provided: [**] connectors on one side and [**] connectors on the opposite side.

[**]
Digital Output:                 [**]
                                [**]Main Parameters:            [**]
Electrical Safety:              [**]
Power:                          [**]
                                [**]                            [**]

Note: Most of the [**] that is located near the patient and is therefore [**].
      Maximum calculated power [**]

ENVIRONMENTAL REQUIREMENTS


                                             -------------  ----------------
                                              IEC601-1        BIS ENGINE
---------------  --------------------------  -------------  ----------------
                 Temperature Range               [**]             [**]
  OPERATION      Humidity (non-condensing)       [**]             [**]
                 Atmospheric Pressure            [**]             [**]
---------------  --------------------------  -------------  ----------------


Artifact Rejection:      [**]Bispectral Index:       [**]

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


DIGITAL SIGNAL CONVERTER (DSC-3)

Description:                    [**] to the patient
                                [**]

Weight:                         [**]
Dimensions:                     [**]
                                [**]
Cable Length:                   [**]

BIS ENGINE PCB
Physical:                       [**]
Processing Power:               [**]



SOFTWARE UPGRADES
The BIS engine software is stored [**]. Software upgrades can be accomplished [**].

SERIAL IDENTIFIER
Each BIS engine is given a unique serial identifier. This allows for electronic identification/tracking of every BIS Engine.